UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

ITEM 1. SHAREHOLDERS REPORT.

John Hancock

Balanced Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Balanced Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
37	Financial statements
41	Financial highlights
51	Notes to financial statements
59	Auditor's report
60	Tax information
61	Continuation of investment advisory and subadvisory agreements
66	Trustees and Officers
70	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stock and bond blend was positive

A 60/40 blend of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively, which reflects the fund's investment strategy, was up 4.13% for the year despite market volatility.

Fund underperformed its benchmark

The fund underperformed the blended index primarily due to adverse stock selection.

Selections in certain sectors were major detractors

Information technology, energy, and financials were the top detractors from a sector standpoint relative to the benchmark.

PORTFOLIO COMPOSITION AS OF 10/31/15 (%)

A note about risks

The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The use of hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Roger C. Hamilton, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Roger C. Hamilton
Portfolio Manager
John Hancock Asset Management

An interview with Portfolio Manager Roger C. Hamilton, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Can you briefly describe the market environment over the past 12 months?

The first half of the fiscal year was positive for stocks as the U.S. market was strong and a safe haven from non-U.S. volatility. However, the market worldwide turned negative during the late spring and summer due to headline risks, including renewed debt concerns in Greece and Chinese stock market volatility that stemmed from increased concerns about growth. Stocks around the globe rallied sharply in October, a recovery from the downturn of the previous months. Macroeconomic data was mixed for the period, but was generally positive; credit spreads widened, especially in the energy sector, during the latter part of the year. The fund's benchmark, which is a 60/40 blend of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively, rose 4.13% for the year.

The market was especially volatile in the latter portion of the year, as equities experienced their first correction in more than four years, when the S&P 500 Index declined 11.2% from August 17 through August 25. Global economic data appears to be increasingly driving swings in markets, but we believe that the broad fears of the United States going into a recession have calmed. The U.S. economy continues to grow at a reasonable pace, driven by strong housing data, and choppy commodity prices have generally supported U.S. consumers. Because of increased market volatility and the absence of inflationary pressures, the timing of an interest-rate increase by the U.S. Federal Reserve was deferred until the recent December meeting.

The fund underperformed its benchmark. What drove this shortfall?

Security selection was the primary driver of relative underperformance; sector allocation also detracted from relative returns. Selection in the information technology and financials sectors and an overweight in the energy sector were the key detractors relative to the benchmark. In fixed income, an allocation to the high-yield segment detracted from relative returns.

4

"Global economic data appears to be increasingly driving swings in markets, but we believe that the broad fears of the United States going into a recession have calmed."

Within the sectors, which stocks impacted relative performance?

Within the information technology sector, Seagate Technology PLC had a difficult year due to softness in personal computer (PC) shipments. The company has been shifting its focus from PCs to higher-growth markets such as cloud computing and new storage applications. Also within this sector, QUALCOMM, Inc. detracted from relative returns, as it had difficulties collecting on device royalties in China; semiconductor sales also narrowed significantly.

In the energy sector, the fund's top relative detractor was Range Resources Corp., as falling natural gas prices negatively impacted the company's revenues. In consumer discretionary, Michael Kors Holdings, Ltd. detracted from relative performance as the fashion company missed revenue expectations and lowered its outlook.

In the financials sector, Och-Ziff Capital Management Group LLC also hindered relative returns, as

SECTOR COMPOSITION AS OF 10/31/15 (%)

Financials	19.5
Information technology	11.9
Health care	10.8
Consumer discretionary	8.1
Industrials	7.3
U.S. Government Agency	6.3
Consumer staples	6.2
Asset backed securities	6.1
Energy	5.8
U.S. Government	5.1
Collateralized mortgage obligations	4.3
Telecommunication services	2.9
Utilities	2.4
Materials	1.5
Municipal bonds	0.1
Short-term investments and other	1.7

As a percentage of net assets.

5

"Security selection was the primary driver of relative underperformance; sector allocation also detracted from relative returns."
the company was impacted by litigation and also reduced earnings expectations for the remainder of the year.

In the consumer discretionary sector, Amazon.com, Inc. was the fund's leading contributor, as it announced revenues and operating earnings that were sharply above the higher end of its guidance. But the company's most prominent news was focused on Amazon's Web Services cloud computing unit, which experienced a revenue surge with rapidly expanding profit margins. Lowe's Companies, Inc. was also additive to relative returns on better operating execution combined with positive construction and home improvement trends.

How was the portfolio positioned at the end of the period?

In equities, we trimmed the fund's exposure to the energy, industrials, and financials sectors during the period. The biggest underweight relative to the blended index was in the consumer discretionary sector, despite adding weight to the sector during the year. Conversely, we added to sector weights in information technology and healthcare; the biggest overweight was financials. We sold the fund's positions in The Blackstone Group LP, Franklin Resources, Inc., and Republic Services, Inc. on valuation, and also sold several energy companies on weakness. We purchased healthcare companies Gilead Sciences, Inc., Johnson & Johnson, and Bristol-Meyers Squibb Company, and also added information technology company Facebook, Inc.

In fixed income, we reduced the fund's exposure to corporate and intermediate-term bonds. We increased exposure to the long and short ends of the curve to better prepare for flattening yields,

TOP FIVE EQUITY HOLDINGS AS OF 10/31/15 (%)

Apple, Inc.	2.3
JPMorgan Chase & Co.	1.9
Pfizer, Inc.	1.5
General Electric Company	1.4
Verizon Communications, Inc.	1.4
TOTAL	8.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

and we maintain an underweight in agency mortgage-backed securities on relative value. We are being more cautious with high-yield debt, but are still finding some attractive securities.

TOP FIVE BOND ISSUERS AS OF 10/31/15 (%)

Federal National Mortgage Association	5.4
U.S. Treasury	5.1
JPMorgan Chase & Co.	1.2
Federal Home Loan Mortgage Corp.	1.1
Bank of America Corp.	1.0
TOTAL	13.8
As a percentage of net assets.
Cash and cash equivalents are not included.

MANAGED BY

Roger C. Hamilton On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993
Michael J. Scanlon, Jr., CFA On the fund since 2015 Investing since 2000

The views expressed in this report are exclusively those of Roger C. Hamilton, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 10-31-15	as of 10-31-15
Class A	-4.07	7.27	7.55	42.06	106.97	1.59	1.58
Class B	-4.53	7.33	7.49	42.42	105.96	0.99	0.98
Class C	-0.69	7.62	7.35	44.39	103.17	0.99	0.99
Class I2	1.31	8.77	8.52	52.26	126.59	1.97	1.97
Class R1[2,3]	0.58	8.04	7.74	47.22	110.85	1.35	1.34
Class R2[2,3]	0.86	8.43	8.14	49.86	118.71	1.55	1.54
Class R3[2,3]	0.69	8.15	7.85	47.93	112.91	1.45	1.44
Class R4[2,3]	1.15	8.55	8.21	50.72	120.16	1.83	1.72
Class R5[2,3]	1.30	8.79	8.49	52.41	125.98	2.06	2.05
Class R6[2,3]	1.38	8.86	8.62	52.91	128.56	2.10	2.07
Index 1†	5.20	14.33	7.85	95.37	112.89	—	—
Index 2†	1.96	3.03	4.72	16.07	58.62	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.23	1.93	1.93	0.92	1.57	1.32	1.46	1.17	0.87	0.82
Net (%)	1.23	1.93	1.93	0.92	1.57	1.32	1.46	1.07	0.87	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	10-31-05	20,596	20,596	21,289	15,862
Class C4	10-31-05	20,317	20,317	21,289	15,862
Class I2	10-31-05	22,659	22,659	21,289	15,862
Class R1[2,3]	10-31-05	21,085	21,085	21,289	15,862
Class R2[2,3]	10-31-05	21,871	21,871	21,289	15,862
Class R3[2,3]	10-31-05	21,291	21,291	21,289	15,862
Class R4[2,3]	10-31-05	22,016	22,016	21,289	15,862
Class R5[2,3]	10-31-05	22,598	22,598	21,289	15,862
Class R6[2,3]	10-31-05	22,856	22,856	21,289	15,862

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 9-8-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$975.80	$5.48	1.10%
Class B	1,000.00	972.20	8.95	1.80%
Class C	1,000.00	972.20	8.95	1.80%
Class I	1,000.00	977.30	3.94	0.79%
Class R1	1,000.00	974.10	7.17	1.44%
Class R2	1,000.00	974.90	5.92	1.19%
Class R3	1,000.00	974.10	6.67	1.34%
Class R4	1,000.00	976.70	4.68	0.94%
Class R5	1,000.00	977.10	3.64	0.73%
Class R6	1,000.00	977.40	3.34	0.67%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.60	1.10%
Class B	1,000.00	1,016.10	9.15	1.80%
Class C	1,000.00	1,016.10	9.15	1.80%
Class I	1,000.00	1,021.20	4.02	0.79%
Class R1	1,000.00	1,017.90	7.32	1.44%
Class R2	1,000.00	1,019.20	6.06	1.19%
Class R3	1,000.00	1,018.50	6.82	1.34%
Class R4	1,000.00	1,020.50	4.79	0.94%
Class R5	1,000.00	1,021.50	3.72	0.73%
Class R6	1,000.00	1,021.80	3.41	0.67%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 61.5%		$1,000,119,916
(Cost $789,840,546)
Consumer discretionary 6.1%		98,872,409
Auto components 0.8%
Delphi Automotive PLC	151,990	12,644,040
Automobiles 0.4%
Ford Motor Company	442,276	6,550,108
Hotels, restaurants and leisure 1.0%
McDonald's Corp.	60,790	6,823,678
Starwood Hotels & Resorts Worldwide, Inc.	120,044	9,587,914
Household durables 0.6%
Lennar Corp., Class A	196,445	9,836,001
Internet and catalog retail 1.2%
Amazon.com, Inc. (I)	31,760	19,878,584
Media 0.5%
Twenty-First Century Fox, Inc., Class B	275,066	8,494,038
Specialty retail 1.0%
Lowe's Companies, Inc.	221,187	16,330,236
Textiles, apparel and luxury goods 0.6%
Michael Kors Holdings, Ltd. (I)	225,875	8,727,810
Consumer staples 5.6%		90,992,092
Beverages 0.7%
PepsiCo, Inc.	116,273	11,881,938
Food and staples retailing 2.1%
CVS Health Corp.	181,278	17,906,641
Wal-Mart Stores, Inc.	290,679	16,638,466
Food products 0.6%
Mondelez International, Inc., Class A	187,800	8,668,848
Household products 0.9%
The Procter & Gamble Company	196,354	14,997,519
Tobacco 1.3%
Altria Group, Inc.	260,372	15,744,695
Philip Morris International, Inc.	58,303	5,153,985
Energy 4.5%		73,754,191
Energy equipment and services 1.1%
Schlumberger, Ltd.	195,320	15,266,211
Weatherford International PLC (I)	246,933	2,528,594
Oil, gas and consumable fuels 3.4%
Brazil Ethanol, Inc. (I)(S)	111,100	1,111

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
ConocoPhillips	218,154	$11,638,516
Devon Energy Corp.	163,972	6,875,346
Exxon Mobil Corp.	161,361	13,351,009
Kinder Morgan, Inc.	523,797	14,325,848
Range Resources Corp.	202,382	6,160,508
Spectra Energy Corp.	126,253	3,607,048
Financials 13.3%		216,632,516
Banks 4.2%
Citigroup, Inc.	261,789	13,919,321
JPMorgan Chase & Co.	482,389	30,993,493
SVB Financial Group (I)	82,343	10,051,610
The PNC Financial Services Group, Inc.	76,258	6,883,047
U.S. Bancorp	143,701	6,061,308
Capital markets 3.0%
Ares Capital Corp.	637,078	9,702,698
BlackRock, Inc.	29,667	10,441,894
Hercules Technology Growth Capital, Inc.	283,795	3,167,152
Och-Ziff Capital Management Group LLC, Class A	750,000	5,250,000
T. Rowe Price Group, Inc.	118,186	8,937,225
The Carlyle Group LP	76,000	1,424,240
The Goldman Sachs Group, Inc.	54,406	10,201,125
Consumer finance 1.3%
Discover Financial Services	367,945	20,685,868
Diversified financial services 1.0%
Berkshire Hathaway, Inc., Class B (I)	117,433	15,973,237
Insurance 1.3%
MetLife, Inc.	431,642	21,746,124
Real estate investment trusts 2.5%
American Tower Corp.	96,061	9,820,316
Digital Realty Trust, Inc.	111,755	8,265,400
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	348,139	6,269,983
Iron Mountain, Inc.	116,212	3,560,736
Spirit Realty Capital, Inc.	467,677	4,760,952
Weyerhaeuser Company	290,378	8,516,787
Health care 10.2%		165,507,507
Biotechnology 2.1%
AbbVie, Inc.	83,804	4,990,528
Amgen, Inc.	59,617	9,430,217
Biogen, Inc. (I)	25,064	7,281,343
Gilead Sciences, Inc.	118,646	12,829,192

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Health care (continued)
Health care equipment and supplies 1.7%
Abbott Laboratories	124,399	$5,573,075
Medtronic PLC	137,291	10,148,551
Stryker Corp.	116,091	11,100,621
Health care providers and services 1.5%
Cardinal Health, Inc.	83,500	6,863,700
Express Scripts Holding Company (I)	211,637	18,281,204
Pharmaceuticals 4.9%
Bristol-Myers Squibb Company	94,264	6,216,711
Eli Lilly & Company	63,476	5,177,737
Johnson & Johnson	165,688	16,739,459
Merck & Company, Inc.	152,662	8,344,505
Novartis AG, ADR	42,622	3,854,307
Pfizer, Inc.	740,358	25,038,908
Roche Holding AG, ADR	260,831	8,844,779
Sanofi, ADR	95,206	4,792,670
Industrials 5.3%		86,434,765
Aerospace and defense 1.5%
Honeywell International, Inc.	76,489	7,899,784
United Technologies Corp.	174,108	17,133,968
Air freight and logistics 0.6%
United Parcel Service, Inc., Class B	104,049	10,719,128
Industrial conglomerates 1.9%
Danaher Corp.	79,824	7,448,377
General Electric Company	793,376	22,944,434
Machinery 0.6%
Stanley Black & Decker, Inc.	88,910	9,422,682
Professional services 0.7%
Nielsen Holdings PLC	228,718	10,866,392
Information technology 11.6%		189,512,140
Communications equipment 0.6%
QUALCOMM, Inc.	164,213	9,757,536
Electronic equipment, instruments and components 0.7%
TE Connectivity, Ltd.	184,858	11,912,250
Internet software and services 3.6%
Alphabet, Inc., Class A (I)	30,114	22,205,762
Alphabet, Inc., Class C (I)	15,704	11,162,560
Facebook, Inc., Class A (I)	111,970	11,417,581
LinkedIn Corp., Class A (I)	56,891	13,703,335
Semiconductors and semiconductor equipment 1.0%
Applied Materials, Inc.	1,011,265	16,958,914

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software 2.2%
FireEye, Inc. (I)	231,336	$6,049,436
Microsoft Corp.	380,425	20,025,572
Oracle Corp.	260,890	10,132,968
Technology hardware, storage and peripherals 3.5%
Apple, Inc.	310,798	37,140,361
EMC Corp.	284,020	7,447,004
Seagate Technology PLC (L)	304,752	11,598,861
Materials 0.7%		10,954,756
Chemicals 0.7%
Eastman Chemical Company	151,791	10,954,756
Telecommunication services 2.2%		35,336,411
Diversified telecommunication services 2.2%
CenturyLink, Inc.	441,262	12,448,001
Verizon Communications, Inc.	488,234	22,888,410
Utilities 2.0%		32,123,129
Electric utilities 1.1%
PPL Corp.	523,151	17,996,394
Independent power and renewable electricity producers 0.5%
AES Corp.	714,638	7,825,286
Multi-utilities 0.4%
TECO Energy, Inc.	233,387	6,301,449
Preferred securities 0.3%		$5,551,143
(Cost $5,638,725)
Financials 0.2%		4,649,515
Banks 0.1%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	38,029	982,289
Regions Financial Corp., 6.375%	19,025	494,650
Wells Fargo & Company, Series L, 7.500%	150	177,750
Capital markets 0.1%
Hercules Technology Growth Capital, Inc., 7.000%	59,525	1,510,745
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%)	15,975	397,618
Consumer finance 0.0%
Ally Financial, Inc., 7.000% (S)	938	955,969
Real estate investment trusts 0.0%
Weyerhaeuser Company, 6.375%	2,600	130,494

SEE NOTES TO FINANCIAL STATEMENTS15

			Shares	Value
Utilities 0.1%				$901,628
Electric utilities 0.0%
Exelon Corp., 6.500%			6,300	263,088
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%			12,866	638,540
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 11.4%				$185,160,918
(Cost $184,670,021)
U.S. Government 5.1%				83,528,937
U.S. Treasury
Bond	2.500	02-15-45	14,063,000	12,828,100
Bond	2.750	11-15-42	22,309,000	21,595,580
Bond	3.000	05-15-45	12,900,000	13,072,163
Note	1.000	05-15-18	12,050,000	12,066,629
Note	2.000	08-15-25	24,278,000	23,966,465
U.S. Government Agency 6.3%				101,631,981
Federal Home Loan Bank
15 Year Pass Thru	2.900	09-05-25	261,905	255,978
15 Year Pass Thru	3.250	06-21-27	521,212	521,292
30 Year Pass Thru	3.170	10-04-27	265,000	265,000
Federal Home Loan Mortgage Corp.
15 Year Pass Thru	2.500	09-01-27	812,828	832,800
15 Year Pass Thru	3.500	03-01-26	2,856,780	3,017,920
30 Year Pass Thru (P)	2.544	06-01-44	657,792	676,344
30 Year Pass Thru (P)	2.674	05-01-44	648,547	669,712
30 Year Pass Thru (P)	2.993	03-01-44	351,611	364,414
30 Year Pass Thru	3.000	03-01-43	1,207,071	1,230,694
30 Year Pass Thru	4.500	03-01-41	3,156,296	3,459,953
30 Year Pass Thru	5.500	11-01-39	2,441,099	2,742,994
Federal National Mortgage Association
15 Year Pass Thru	3.000	07-01-27	934,953	975,419
15 Year Pass Thru	3.500	02-01-26	168,026	177,687
15 Year Pass Thru	3.500	03-01-26	633,353	669,770
15 Year Pass Thru	6.500	08-01-16	525	533
30 Year Pass Thru (P)	2.517	06-01-44	989,028	1,017,437
30 Year Pass Thru (P)	2.548	04-01-44	997,833	1,028,185
30 Year Pass Thru (P)	2.918	03-01-44	337,377	349,328
30 Year Pass Thru	3.000	09-01-42	2,812,082	2,848,771
30 Year Pass Thru	3.000	02-01-43	824,205	834,959
30 Year Pass Thru	3.000	03-01-43	293,243	299,085
30 Year Pass Thru	3.000	05-01-43	456,645	465,742
30 Year Pass Thru	3.500	06-01-42	6,962,184	7,291,256
30 Year Pass Thru	3.500	07-01-43	12,786,111	13,332,518
30 Year Pass Thru	3.500	04-01-45	3,266,873	3,403,928

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Year Pass Thru	4.000	01-01-41	3,236,751	$3,458,267
30 Year Pass Thru	4.000	10-01-41	18,111,337	19,350,834
30 Year Pass Thru	4.000	01-01-42	4,712,857	5,033,921
30 Year Pass Thru	4.500	11-01-39	5,024,106	5,457,413
30 Year Pass Thru	4.500	09-01-40	2,650,930	2,882,875
30 Year Pass Thru	4.500	05-01-41	1,657,532	1,802,559
30 Year Pass Thru	4.500	07-01-41	4,827,610	5,259,812
30 Year Pass Thru	4.500	01-01-43	2,103,370	2,286,092
30 Year Pass Thru	5.000	03-01-41	2,823,560	3,138,372
30 Year Pass Thru	5.000	04-01-41	3,881,833	4,313,425
30 Year Pass Thru	5.500	11-01-39	1,268,832	1,431,054
30 Year Pass Thru	6.500	01-01-39	412,713	474,625
30 Year Pass Thru	7.000	06-01-32	1,353	1,595
30 Year Pass Thru	7.500	04-01-31	3,733	4,464
30 Year Pass Thru	8.000	01-01-31	3,248	3,932
Government National Mortgage Association 30 Year Pass Thru	9.000	04-15-21	895	1,022
Foreign government obligations 0.0%				$622,505
(Cost $483,002)
Argentina 0.0%				622,505
Republic of Argentina Bond (H)	8.280	12-31-33	560,815	622,505
Corporate bonds 14.2%				$231,158,443
(Cost $233,702,989)
Consumer discretionary 2.0%				32,300,628
Auto components 0.3%
Dana Holding Corp.	6.000	09-15-23	650,000	672,750
Delphi Corp.	5.000	02-15-23	1,905,000	1,993,106
Magna International, Inc.	4.150	10-01-25	430,000	437,909
Nemak SAB de CV (S)	5.500	02-28-23	450,000	460,125
ZF North America Capital, Inc. (S)	4.750	04-29-25	540,000	529,875
Automobiles 0.6%
Fiat Chrysler Automobiles NV	5.250	04-15-23	400,000	400,000
Ford Motor Company	4.750	01-15-43	225,000	223,067
Ford Motor Credit Company LLC	2.551	10-05-18	630,000	631,872
Ford Motor Credit Company LLC	5.875	08-02-21	2,175,000	2,479,781
General Motors Company	4.875	10-02-23	1,530,000	1,611,648
General Motors Company	6.250	10-02-43	760,000	840,090
General Motors Financial Company, Inc.	3.450	04-10-22	800,000	782,896
General Motors Financial Company, Inc.	4.000	01-15-25	1,175,000	1,157,504
General Motors Financial Company, Inc.	4.375	09-25-21	1,170,000	1,214,138
Hyundai Capital America (S)	2.400	10-30-18	875,000	874,580

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Diversified consumer services 0.0%
Service Corp. International	5.375	05-15-24	600,000	$639,750
Hotels, restaurants and leisure 0.1%
CCM Merger, Inc. (S)	9.125	05-01-19	500,000	530,000
Eldorado Resorts, Inc. (S)	7.000	08-01-23	265,000	268,313
International Game Technology PLC (S)	6.500	02-15-25	355,000	333,700
Mohegan Tribal Gaming Authority (S)	9.750	09-01-21	500,000	515,000
Household durables 0.1%
Harman International Industries, Inc.	4.150	05-15-25	340,000	332,562
Newell Rubbermaid, Inc.	2.150	10-15-18	350,000	349,726
Internet and catalog retail 0.2%
Amazon.com, Inc.	4.950	12-05-44	1,040,000	1,085,350
QVC, Inc.	4.375	03-15-23	575,000	554,696
QVC, Inc.	5.125	07-02-22	1,170,000	1,187,549
QVC, Inc.	5.450	08-15-34	630,000	561,922
Leisure products 0.0%
Vista Outdoor, Inc. (S)	5.875	10-01-23	150,000	156,375
Media 0.4%
21st Century Fox America, Inc.	6.150	03-01-37	270,000	311,156
21st Century Fox America, Inc.	6.400	12-15-35	125,000	146,593
Altice Financing SA (S)	6.500	01-15-22	225,000	227,813
Altice Financing SA (S)	6.625	02-15-23	325,000	325,813
AMC Entertainment, Inc.	5.875	02-15-22	665,000	688,275
Carmike Cinemas, Inc. (S)	6.000	06-15-23	275,000	284,955
CCO Safari II LLC (S)	6.484	10-23-45	790,000	819,035
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	570,000	594,225
Midcontinent Communications & Midcontinent Finance Corp. (S)	6.875	08-15-23	280,000	287,350
Myriad International Holdings BV (S)	5.500	07-21-25	370,000	362,474
Radio One, Inc. (S)	9.250	02-15-20	500,000	412,500
Scripps Networks Interactive, Inc.	3.950	06-15-25	860,000	823,400
Time Warner Cable, Inc.	8.250	04-01-19	525,000	612,061
Time Warner, Inc.	3.600	07-15-25	550,000	545,360
Multiline retail 0.1%
Macy's Retail Holdings, Inc.	7.875	08-15-36	800,000	838,023
Tops Holding II Corp.	8.750	06-15-18	209,000	207,955
Specialty retail 0.2%
AutoNation, Inc.	4.500	10-01-25	360,000	368,840
AutoNation, Inc.	5.500	02-01-20	720,000	788,058
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	670,000	505,850
L Brands, Inc.	6.625	04-01-21	1,050,000	1,189,125
The Home Depot, Inc.	3.350	09-15-25	530,000	544,008

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.0%
Hot Topic, Inc. (S)	9.250	06-15-21	615,000	$593,475
Consumer staples 0.6%				9,936,501
Beverages 0.1%
Constellation Brands, Inc.	4.250	05-01-23	525,000	537,469
Constellation Brands, Inc.	4.750	11-15-24	275,000	288,063
Food and staples retailing 0.2%
CVS Health Corp.	5.125	07-20-45	950,000	1,019,710
SUPERVALU, Inc.	7.750	11-15-22	650,000	639,405
Tops Holding LLC (S)	8.000	06-15-22	898,000	931,675
Food products 0.2%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	500,000	591,390
Kraft Heinz Foods Company (S)	2.000	07-02-18	1,000,000	1,002,979
Kraft Heinz Foods Company (S)	4.875	02-15-25	510,000	548,421
Kraft Heinz Foods Company (S)	5.200	07-15-45	635,000	669,811
Post Holdings, Inc. (S)	7.750	03-15-24	270,000	288,563
Household products 0.0%
HRG Group, Inc.	7.875	07-15-19	510,000	541,238
Personal products 0.0%
Revlon Consumer Products Corp.	5.750	02-15-21	540,000	546,750
Tobacco 0.1%
Alliance One International, Inc.	9.875	07-15-21	1,335,000	1,149,769
Reynolds American, Inc.	4.450	06-12-25	675,000	706,777
Vector Group, Ltd.	7.750	02-15-21	445,000	474,481
Energy 1.3%				20,981,890
Energy equipment and services 0.1%
CSI Compressco LP	7.250	08-15-22	420,000	348,600
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19	500,000	406,120
Rowan Companies, Inc.	4.875	06-01-22	445,000	357,888
Teine Energy, Ltd. (S)	6.875	09-30-22	300,000	272,250
TerraForm Power Operating LLC (S)	5.875	02-01-23	830,000	765,675
Oil, gas and consumable fuels 1.2%
Cimarex Energy Company	4.375	06-01-24	1,090,000	1,084,635
CNOOC Finance 2013, Ltd.	3.000	05-09-23	790,000	747,921
Columbia Pipeline Group, Inc. (S)	4.500	06-01-25	625,000	601,700
Continental Resources, Inc.	5.000	09-15-22	1,668,000	1,499,115
DCP Midstream LLC (S)	9.750	03-15-19	690,000	748,137
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	585,000	465,075
DCP Midstream Operating LP	3.875	03-15-23	340,000	288,654
Enbridge Energy Partners LP	4.375	10-15-20	500,000	506,552

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energy Transfer Partners LP	5.150	03-15-45	635,000	$507,315
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.778%)	7.000	06-01-67	1,165,000	1,036,850
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	690,000	677,925
EP Energy LLC	7.750	09-01-22	300,000	231,000
Freeport-McMoran Oil & Gas LLC	6.750	02-01-22	709,000	624,806
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	127,000	111,760
Kerr-McGee Corp.	6.950	07-01-24	530,000	621,635
Kinder Morgan, Inc.	5.550	06-01-45	650,000	547,762
Lukoil International Finance BV (S)	3.416	04-24-18	1,000,000	974,660
MarkWest Energy Partners LP	4.875	12-01-24	255,000	240,975
MPLX LP	4.000	02-15-25	185,000	168,874
Newfield Exploration Company	5.750	01-30-22	530,000	537,950
Pacific Exploration and Production Corp. (S)	5.125	03-28-23	350,000	127,750
Pacific Exploration and Production Corp. (S)	5.375	01-26-19	400,000	174,000
Petroleos Mexicanos	4.875	01-24-22	540,000	549,585
Regency Energy Partners LP	5.000	10-01-22	150,000	145,811
Regency Energy Partners LP	5.500	04-15-23	830,000	804,934
Regency Energy Partners LP	5.875	03-01-22	230,000	236,074
Shell International Finance BV	4.375	05-11-45	1,550,000	1,550,594
Summit Midstream Holdings LLC	7.500	07-01-21	295,000	286,150
Whiting Petroleum Corp.	6.250	04-01-23	620,000	576,600
Williams Partners LP	4.875	05-15-23	330,000	297,956
Williams Partners LP	4.875	03-15-24	1,365,000	1,229,092
WPX Energy, Inc.	5.250	09-15-24	172,000	142,760
WPX Energy, Inc.	6.000	01-15-22	550,000	486,750
Financials 5.7%				92,089,948
Banks 2.3%
Bank of America Corp.	3.300	01-11-23	610,000	608,441
Bank of America Corp.	3.950	04-21-25	300,000	295,316
Bank of America Corp.	4.200	08-26-24	600,000	603,527
Bank of America Corp.	4.250	10-22-26	500,000	501,760
Bank of America Corp.	6.875	04-25-18	1,150,000	1,283,601
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)	6.250	09-05-24	1,070,000	1,085,034
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	1,125,000	1,172,925
Barclays Bank PLC (S)	10.179	06-12-21	925,000	1,214,645
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (Q)(S)	7.375	08-19-25	200,000	207,000
BPCE SA (S)	4.500	03-15-25	730,000	718,623
BPCE SA (S)	5.700	10-22-23	900,000	963,536

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citigroup, Inc. (5.950% to 8-15-20, then 3 month LIBOR + 4.095%) (Q)	5.950	08-15-20	600,000	$598,825
Commerzbank AG (S)	8.125	09-19-23	1,025,000	1,186,868
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)	6.625	09-23-19	765,000	753,525
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	1,275,000	1,308,307
Credit Agricole SA (8.125% to 9-19-18, then 5 year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	400,000	442,000
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	635,000	583,406
HBOS PLC (S)	6.000	11-01-33	885,000	982,493
HBOS PLC (S)	6.750	05-21-18	1,403,000	1,546,112
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)	6.375	09-17-24	255,000	252,580
ING Bank NV (S)	5.800	09-25-23	895,000	984,249
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	210,000	201,994
JPMorgan Chase & Co.	4.625	05-10-21	1,755,000	1,911,746
JPMorgan Chase & Co. (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)	5.000	07-01-19	925,000	912,050
JPMorgan Chase & Co. (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	535,000	514,938
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,400,000	1,519,000
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	1,175,000	1,220,825
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	550,000	584,375
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	810,000	803,925
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	775,000	795,191
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	2,224,000	2,766,100
Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (Q)	8.000	08-10-25	450,000	470,250
Santander UK Group Holdings PLC (S)	4.750	09-15-25	700,000	699,412
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (Q)(S)	8.000	09-29-25	800,000	808,256
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	735,000	773,710
Swedbank AB (S)	2.125	09-29-17	630,000	636,965
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	565,000	531,044
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	1,115,000	1,201,647

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	1,050,000	$1,110,585
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	940,000	961,150
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	1,882,000	2,004,330
Capital markets 0.9%
Ares Capital Corp.	3.875	01-15-20	965,000	988,625
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	450,000	475,061
FS Investment Corp.	4.000	07-15-19	780,000	785,050
Jefferies Group LLC	6.875	04-15-21	1,040,000	1,168,828
Jefferies Group LLC	8.500	07-15-19	445,000	524,194
Macquarie Bank, Ltd. (S)	4.875	06-10-25	960,000	954,855
Morgan Stanley	4.300	01-27-45	490,000	470,210
Morgan Stanley	5.500	01-26-20	1,000,000	1,116,195
Morgan Stanley	5.550	04-27-17	515,000	545,248
Morgan Stanley	7.300	05-13-19	1,660,000	1,936,232
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	600,000	599,250
Stifel Financial Corp.	4.250	07-18-24	660,000	664,913
The Bear Stearns Companies LLC	7.250	02-01-18	1,000,000	1,119,032
The Goldman Sachs Group, Inc.	3.750	05-22-25	1,035,000	1,042,950
The Goldman Sachs Group, Inc.	5.250	07-27-21	1,445,000	1,612,695
The Goldman Sachs Group, Inc.	5.750	01-24-22	430,000	492,881
Consumer finance 0.5%
Ally Financial, Inc.	5.125	09-30-24	1,265,000	1,332,931
Capital One Financial Corp.	2.450	04-24-19	950,000	953,430
Capital One Financial Corp.	4.200	10-29-25	955,000	955,410
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	600,000	601,125
Capital One NA	2.350	08-17-18	570,000	572,711
Credit Acceptance Corp.	6.125	02-15-21	590,000	590,000
Credito Real SAB de CV (S)	7.500	03-13-19	785,000	809,335
Discover Bank	2.600	11-13-18	1,100,000	1,106,053
Discover Financial Services	3.950	11-06-24	570,000	565,905
Enova International, Inc.	9.750	06-01-21	645,000	546,638
Diversified financial services 0.5%
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-25	694,489	722,269
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	412,869	426,288
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-24	529,587	549,023

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
General Electric Capital Corp. (6.250% to 12-15-22, then 3 month LIBOR + 4.704%) (Q)	6.250	12-15-22	675,000	$752,355
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22	800,000	940,000
Leucadia National Corp.	5.500	10-18-23	1,200,000	1,197,366
McGraw Hill Financial, Inc. (S)	4.000	06-15-25	845,000	839,758
McGraw Hill Financial, Inc. (S)	4.400	02-15-26	650,000	665,577
NewStar Financial, Inc.	7.250	05-01-20	675,000	673,313
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	1,054,000	1,067,175
Insurance 0.6%
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	385,000	398,876
Assured Guaranty US Holdings, Inc. (L)	5.000	07-01-24	1,020,000	1,065,389
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	400,000	429,500
CNO Financial Group, Inc.	5.250	05-30-25	645,000	685,313
MetLife, Inc.	6.400	12-15-66	805,000	882,763
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	645,000	672,413
Pacific LifeCorp. (S)	6.000	02-10-20	485,000	547,148
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	460,000	456,550
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	518,000	549,080
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	900,000	909,000
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	925,000	1,163,323
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	995,000	1,104,948
Real estate investment trusts 0.8%
American Tower Corp.	3.400	02-15-19	400,000	413,481
American Tower Corp.	4.700	03-15-22	550,000	577,684
AvalonBay Communities, Inc.	3.450	06-01-25	450,000	448,394
Corrections Corp. of America	4.625	05-01-23	480,000	471,600
Corrections Corp. of America	5.000	10-15-22	235,000	237,938
Crown Castle Towers LLC (S)	6.113	01-15-40	1,040,000	1,148,634
Highwoods Realty LP	5.850	03-15-17	925,000	972,277
Iron Mountain, Inc.	5.750	08-15-24	1,075,000	1,080,375
Iron Mountain, Inc.	6.000	08-15-23	430,000	450,963
iStar, Inc.	5.000	07-01-19	180,000	176,175
MPT Operating Partnership LP	6.375	02-15-22	465,000	485,925
Omega Healthcare Investors, Inc.	4.500	01-15-25	515,000	504,104

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts (continued)
Omega Healthcare Investors, Inc.	4.950	04-01-24	610,000	$620,407
Omega Healthcare Investors, Inc. (S)	5.250	01-15-26	385,000	397,504
Ventas Realty LP	3.500	02-01-25	660,000	635,606
Ventas Realty LP	3.750	05-01-24	570,000	559,735
Ventas Realty LP	4.750	06-01-21	880,000	944,869
Vereit Operating Partnership LP	4.600	02-06-24	900,000	874,125
Welltower, Inc.	3.750	03-15-23	355,000	350,206
Welltower, Inc.	4.125	04-01-19	1,480,000	1,560,121
Thrifts and mortgage finance 0.1%
Nationstar Mortgage LLC	6.500	07-01-21	585,000	535,275
Nationstar Mortgage LLC	7.875	10-01-20	595,000	586,075
Nationstar Mortgage LLC	9.625	05-01-19	340,000	349,775
Quicken Loans, Inc. (S)	5.750	05-01-25	500,000	496,250
Stearns Holdings, Inc. (S)	9.375	08-15-20	265,000	265,000
Health care 0.6%				10,248,428
Biotechnology 0.1%
AbbVie, Inc.	3.600	05-14-25	1,085,000	1,067,043
Celgene Corp.	5.000	08-15-45	1,260,000	1,265,563
Health care equipment and supplies 0.1%
Alere, Inc.	7.250	07-01-18	450,000	469,125
Medtronic, Inc.	4.625	03-15-45	750,000	790,199
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	775,000	762,920
Health care providers and services 0.3%
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	275,000	273,625
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	325,000	332,719
HCA, Inc.	5.250	04-15-25	745,000	771,075
Select Medical Corp.	6.375	06-01-21	565,000	500,025
UnitedHealth Group, Inc.	1.450	07-17-17	865,000	869,953
UnitedHealth Group, Inc.	3.750	07-15-25	900,000	938,849
WellCare Health Plans, Inc.	5.750	11-15-20	570,000	595,650
Pharmaceuticals 0.1%
Actavis Funding SCS	3.800	03-15-25	635,000	629,510
Endo Finance LLC (S)	7.750	01-15-22	235,000	243,813
Mallinckrodt International Finance SA (S)	5.750	08-01-22	555,000	527,594
Quintiles Transnational Corp. (S)	4.875	05-15-23	205,000	210,765
Industrials 1.9%				31,301,449
Aerospace and defense 0.3%
AerCap Ireland Capital, Ltd.	4.625	10-30-20	200,000	207,000
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	540,000	561,600
Lockheed Martin Corp.	2.900	03-01-25	776,000	749,100

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	2,680,000	$1,983,200
Textron, Inc.	3.875	03-01-25	440,000	436,062
Textron, Inc.	7.250	10-01-19	400,000	461,898
Air freight and logistics 0.1%
XPO Logistics, Inc. (S)	6.500	06-15-22	1,035,000	923,738
Airlines 0.7%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	1,082,104	1,144,325
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	520,698	557,771
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	01-15-22	414,776	426,183
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	1,050,000	1,031,625
British Airways 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	1,164,510	1,228,558
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	378,685	394,779
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	742,959	824,685
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	366,313	416,681
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	02-10-24	1,162,241	1,354,011
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	712,577	755,617
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	529,844	594,062
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	765,000	770,738
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	740,000	738,150
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	617,252	691,322
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	1,083,785	1,197,583
Building products 0.1%
Builders FirstSource, Inc. (S)	10.750	08-15-23	380,000	392,350
Masco Corp.	4.450	04-01-25	260,000	260,650
Owens Corning	4.200	12-15-22	825,000	834,438
Commercial services and supplies 0.0%
Casella Waste Systems, Inc.	7.750	02-15-19	490,000	497,350
Safway Group Holding LLC (S)	7.000	05-15-18	245,000	251,738
Construction and engineering 0.0%
Tutor Perini Corp.	7.625	11-01-18	575,000	586,500
Electrical equipment 0.0%
EnerSys (S)	5.000	04-30-23	200,000	202,500
Industrial conglomerates 0.0%
Odebrecht Finance, Ltd. (S)	7.125	06-26-42	450,000	267,750
Machinery 0.1%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	275,000	261,250
SPL Logistics Escrow LLC (S)	8.875	08-01-20	469,000	497,140
Trinity Industries, Inc.	4.550	10-01-24	1,040,000	988,990

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Marine 0.1%
Global Ship Lease, Inc. (S)	10.000	04-01-19	270,000	$270,000
Navios South American Logistics, Inc. (S)	7.250	05-01-22	600,000	504,750
Road and rail 0.1%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	1,115,000	1,088,685
Trading companies and distributors 0.4%
Ahern Rentals, Inc. (S)	7.375	05-15-23	700,000	651,000
Air Lease Corp.	3.375	01-15-19	715,000	729,300
Air Lease Corp.	3.875	04-01-21	375,000	379,665
Air Lease Corp.	4.750	03-01-20	370,000	395,027
Air Lease Corp.	5.625	04-01-17	345,000	360,860
Aircastle, Ltd.	5.500	02-15-22	415,000	438,863
Aircastle, Ltd.	6.250	12-01-19	240,000	262,200
Aircastle, Ltd.	7.625	04-15-20	250,000	288,438
Ashtead Capital, Inc. (S)	5.625	10-01-24	275,000	286,000
International Lease Finance Corp. (S)	7.125	09-01-18	1,455,000	1,611,413
United Rentals North America, Inc.	5.500	07-15-25	500,000	498,750
United Rentals North America, Inc.	5.750	11-15-24	600,000	609,000
Transportation infrastructure 0.0%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	435,000	438,154
Information technology 0.3%				4,309,276
Electronic equipment, instruments and components 0.0%
Zebra Technologies Corp.	7.250	10-15-22	525,000	571,594
Internet software and services 0.1%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	300,000	303,000
Ancestry.com, Inc.	11.000	12-15-20	265,000	289,513
VeriSign, Inc.	5.250	04-01-25	510,000	520,200
IT services 0.1%
Fidelity National Information Services, Inc.	5.000	10-15-25	700,000	724,606
First Data Corp. (S)	7.000	12-01-23	600,000	612,000
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	500,000	487,500
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	5.875	02-15-22	680,000	691,900
Software 0.0%
Infor US, Inc. (S)	6.500	05-15-22	115,000	108,963
Materials 0.8%				12,601,360
Chemicals 0.3%
Braskem Finance, Ltd. (S)	7.000	05-07-20	2,065,000	2,075,325
NOVA Chemicals Corp. (S)	5.000	05-01-25	910,000	910,000
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,030,000	875,500
Rain CII Carbon LLC (S)	8.250	01-15-21	170,000	141,950

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials 0.1%
American Gilsonite Company (S)	11.500	09-01-17	600,000	$489,000
Cemex SAB de CV (S)	6.125	05-05-25	580,000	549,550
Cemex SAB de CV (S)	6.500	12-10-19	550,000	558,250
Vulcan Materials Company	4.500	04-01-25	505,000	516,363
Containers and packaging 0.1%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	299,435	313,658
Wise Metals Group LLC (S)	8.750	12-15-18	465,000	439,425
Metals and mining 0.3%
Allegheny Technologies, Inc.	9.375	06-01-19	1,095,000	1,152,488
ArcelorMittal	10.600	06-01-19	2,000,000	2,210,000
Commercial Metals Company	7.350	08-15-18	500,000	536,875
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	300,000	301,282
MMC Norilsk Nickel OJSC (S)	6.625	10-14-22	650,000	666,250
Rain CII Carbon LLC (S)	8.000	12-01-18	515,000	448,369
Paper and forest products 0.0%
Norbord, Inc. (S)	6.250	04-15-23	415,000	417,075
Telecommunication services 0.7%				11,673,233
Diversified telecommunication services 0.4%
AT&T, Inc.	4.750	05-15-46	575,000	531,349
Columbus International, Inc. (S)	7.375	03-30-21	325,000	338,000
GCI, Inc.	6.875	04-15-25	485,000	499,550
T-Mobile USA, Inc.	6.125	01-15-22	240,000	244,200
T-Mobile USA, Inc.	6.250	04-01-21	285,000	294,234
Telecom Italia Capital SA	7.200	07-18-36	1,875,000	1,931,250
Telecom Italia Capital SA	7.721	06-04-38	1,175,000	1,251,375
Verizon Communications, Inc.	4.400	11-01-34	630,000	592,733
Verizon Communications, Inc.	5.012	08-21-54	430,000	396,078
Verizon Communications, Inc.	6.550	09-15-43	431,000	517,119
Wind Acquisition Finance SA (S)	7.375	04-23-21	600,000	604,500
Wireless telecommunication services 0.3%
CC Holdings GS V LLC	3.849	04-15-23	695,000	687,559
Comcel Trust (S)	6.875	02-06-24	550,000	434,500
Digicel Group, Ltd. (S)	8.250	09-30-20	885,000	783,225
Digicel, Ltd. (S)	6.750	03-01-23	330,000	297,000
Millicom International Cellular SA (S)	4.750	05-22-20	665,000	585,200
Millicom International Cellular SA (S)	6.625	10-15-21	450,000	393,750
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	330,000	303,666
SBA Tower Trust (S)	3.598	04-15-43	590,000	591,545
SoftBank Group Corp. (S)	4.500	04-15-20	400,000	396,400

SEE NOTES TO FINANCIAL STATEMENTS27

	Rate (%)	Maturity date	Par value^	Value
Utilities 0.3%				$5,715,730
Electric utilities 0.2%
Beaver Valley II Funding Corp.	9.000	06-01-17	37,000	39,590
Electricite de France SA (S)	3.625	10-13-25	550,000	548,129
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	900,000	895,500
Empresa Electrica Angamos SA (S)	4.875	05-25-29	540,000	507,052
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	620,000	660,771
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	500,000	561,624
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	450,000	500,625
Talen Energy Supply LLC (S)	6.500	06-01-25	305,000	270,688
Independent power and renewable electricity producers 0.1%
Dynegy, Inc.	6.750	11-01-19	175,000	174,563
Dynegy, Inc.	7.625	11-01-24	1,065,000	1,067,663
NRG Yield Operating LLC	5.375	08-15-24	535,000	489,525
Capital preferred securities 0.3%				$4,217,724
(Cost $4,414,060)
Financials 0.3%				4,217,724
Banks 0.1%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	11-23-15	1,094,000	828,705
Sovereign Capital Trust VI	7.908	06-13-36	180,000	184,384
Capital markets 0.1%
Goldman Sachs Capital II (P)(Q)	4.000	12-07-15	1,195,000	860,400
Insurance 0.1%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	160,000	198,400
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68	500,000	695,100
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	1,430,000	1,450,735
Convertible bonds 0.0%				$428,619
(Cost $485,000)
Utilities 0.0%				428,619
Independent power and renewable electricity producers 0.0%
NRG Yield, Inc. (S)	3.250	06-01-20	485,000	428,619
Municipal bonds 0.1%				$1,055,604
(Cost $1,055,615)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	1,055,783	1,055,604

28SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Term loans (M) 0.1%				$863,629
(Cost $937,110)
Industrials 0.1%				539,000
Airlines 0.1%
GOL LuxCo SA	6.500	08-31-20	550,000	539,000
Utilities 0.0%				324,629
Electric utilities 0.0%
ExGen Texas Power LLC	5.750	09-16-21	395,889	324,629
Collateralized mortgage obligations 4.3%				$69,176,930
(Cost $68,912,801)
Commercial and residential 4.0%				64,321,978
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.777	08-25-35	260,633	250,578
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.417	06-25-45	1,077,094	1,003,580
Series 2005-1, Class AHM (P)	2.535	06-25-45	487,427	483,083
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	835,000	816,898
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	2.799	09-15-26	560,000	552,883
Series 2014-ICTS, Class D (P) (S)	2.095	06-15-28	515,000	509,957
Series 2015-200P, Class F (P) (S)	3.596	04-14-33	690,000	608,416
BBCMS Trust
Series 2015, Class C (P) (S)	2.195	02-15-28	350,000	345,612
Series 2015-MSQ, Class D (P) (S)	3.990	09-15-32	900,000	900,058
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)	2.680	03-25-35	427,336	428,945
Series 2005-5, Class A2 (P)	2.480	08-25-35	609,842	612,419
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.897	01-25-35	1,252,856	1,222,096
Series 2005-5, Class 1A4 (P)	0.757	07-25-35	670,126	637,322
Series 2005-7, Class 11A1 (P)	0.737	08-25-35	811,250	773,275
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	370,005	375,365
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.194	07-05-33	1,000,000	986,658
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.697	08-15-29	1,430,000	1,400,913
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	3.926	03-10-33	1,140,000	1,075,581
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	580,000	547,986
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	3.950	05-15-29	800,000	760,448
Series 2015-JWRZ, Class GL2 (P) (S)	3.884	05-15-29	800,000	777,914

SEE NOTES TO FINANCIAL STATEMENTS29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.195	12-15-27	815,000	$806,766
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.786	04-10-28	600,000	575,719
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank) Series 2015-CR27, Class B (P)	4.510	10-10-48	377,000	387,564
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.118	10-15-45	7,078,062	679,927
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	1,000,000	1,006,987
Series 2013-CR11, Class B (P)	5.163	10-10-46	1,600,000	1,782,453
Series 2013-CR13, Class C (P)	4.753	12-10-23	575,000	590,593
Series 2013-CR6, Class XA IO	1.507	03-10-46	6,199,369	341,865
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	755,000	832,977
Series 2014-FL4, Class D (P) (S)	2.646	07-13-31	1,040,000	1,024,647
Series 2014-TWC, Class D (P) (S)	2.457	02-13-32	740,000	730,654
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.346	08-13-27	1,035,000	1,007,510
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.834	08-15-45	4,181,785	372,469
Series 2014-CR15, Class XA IO	1.329	02-10-47	8,697,860	525,767
Series 2014-CR16, Class C (P)	4.906	04-10-47	1,110,000	1,130,700
Core Industrial Trust Series 2015-CALW, Class F (P) (S)	3.850	02-10-34	760,000	713,036
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.345	04-15-27	1,125,000	1,107,812
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.466	06-25-34	640,492	607,269
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.334	12-05-31	139,391	139,042
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	360,000	349,626
Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-19	730,000	685,359
GMAC Mortgage Loan Trust Series 2004-AR2, Class 3A (P)	3.158	08-19-34	478,560	462,057
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	3.695	05-15-34	1,139,000	1,124,741
GS Mortgage Securities Trust Series 2015-590M, Class C (P) (S)	3.805	10-10-35	320,000	320,051
HarborView Mortgage Loan Trust Series 2005-9, Class 2A1C (P)	0.644	06-20-35	1,101,689	1,010,953
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.199	07-15-29	1,015,000	1,000,134
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.944	11-05-30	687,460	687,393

30SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	1,064,000	$1,066,688
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	3.850	08-05-34	635,000	635,000
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.338	07-25-35	13,183,518	949,712
Series 2005-AR8, Class AX2 IO	2.373	05-25-35	16,625,899	1,191,490
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.676	04-15-47	1,190,000	1,193,586
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	4,740,000	393,164
Series 2014-FBLU, Class D (P) (S)	2.796	12-15-28	1,220,000	1,220,016
Series 2014-FBLU, Class E (P) (S)	3.695	12-15-28	845,000	844,671
Series 2014-FL5, Class C (P) (S)	2.296	07-15-31	1,350,000	1,342,606
Series 2014-INN, Class F (P) (S)	4.196	06-15-29	765,000	754,966
Series 2014-PHH, Class C (P) (S)	2.296	08-15-27	1,035,000	1,043,356
Series 2015-MAR7, Class C (S)	4.490	06-05-32	930,000	933,089
Series 2015-SG, Class B (P) (S)	2.945	07-15-36	760,000	760,941
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.297	11-25-34	825,000	797,598
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.673	10-25-35	851,522	825,939
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.180	02-15-46	810,000	814,668
Series 2014-C18, Class 300D	5.279	08-15-31	510,000	514,983
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,850,000	1,893,349
Series 2015, Class XLF1 C (P) (S)	2.393	08-14-31	905,000	899,334
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.851	08-25-34	771,987	764,305
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.527	05-25-35	446,947	417,300
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates Series 2005-3, Class APT (P)	0.487	07-25-35	636,731	620,284
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.598	03-25-44	563,514	550,724
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.963	10-10-36	475,000	464,121
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.720	05-10-63	7,352,869	488,319
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	1,044,000	1,061,457
WaMu Mortgage Pass Through Certificates
Series 2005-AR19, Class A1A2 (P)	0.487	12-25-45	570,776	524,428
Series 2005-AR2, Class 2A1B (P)	0.567	01-25-45	250,537	226,948
Series 2005-AR2, Class 2A3 (P)	0.547	01-25-45	1,034,372	956,030

SEE NOTES TO FINANCIAL STATEMENTS31

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2005-AR8, Class 2AB2 (P)	0.617	07-25-45	646,963	$586,970
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,970,000	1,943,418
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	900,000	838,517
Series 2015-LC22, Class B (P)	4.538	09-15-58	530,000	554,021
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.176	11-15-45	6,169,990	593,378
Series 2013-C16, Class B (P)	4.982	09-15-46	425,000	463,381
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.767	11-15-29	120,514	119,163
U.S. Government Agency 0.3%				4,854,952
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.046	10-25-27	685,000	677,843
Series 2015-DNA1, Class M3 (P)	3.497	10-25-27	250,000	236,677
Series 290, Class IO	3.500	11-15-32	4,646,153	786,617
Series K017, Class X1 IO	1.421	12-25-21	5,737,975	397,328
Series K022, Class X1 IO	1.291	07-25-22	18,080,327	1,250,470
Series K709, Class X1 IO	1.529	03-25-19	3,096,482	137,637
Series K710, Class X1 IO	1.773	05-25-19	7,855,592	415,134
Series K711, Class X1 IO	1.701	07-25-19	8,274,060	430,077
Federal National Mortgage Association Series 2012-137, Class WI IO	3.500	12-25-32	1,890,566	296,606
Government National Mortgage Association Series 2012-114, Class IO	0.915	01-16-53	3,093,373	226,563
Asset backed securities 6.1%				$99,955,108
(Cost $99,381,870)
Asset Backed Securities 6.1%				99,955,108
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	0.872	05-25-35	440,000	422,874
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.647	10-25-35	1,770,000	1,609,086
Ally Auto Receivables Trust
Series 2014-2, Class A4	1.840	01-15-20	1,155,000	1,158,460
Series 2015-1, Class A4	1.750	05-15-20	1,150,000	1,152,368
Ally Master Owner Trust
Series 2012-4, Class A	1.720	07-15-19	2,505,000	2,515,982
Series 2015-3, Class A	1.630	05-15-20	1,445,000	1,444,628
American Express Credit Account Master Trust
Series 2014-3, Class A	1.490	04-15-20	1,155,000	1,160,846
Series 2014-4, Class A	1.430	06-15-20	1,345,000	1,349,236
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.667	05-25-35	865,000	819,304
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,330,000	1,356,961

32SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.277	01-25-34	270,510	$250,129
Series 2004-W6, Class M1 (P)	1.021	05-25-34	179,681	171,306
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	6,135,000	6,128,942
Bank of the West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	1,065,000	1,063,854
Series 2015-1, Class A4 (S)	1.660	09-15-20	1,090,000	1,087,027
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P) (S)	0.437	07-25-36	1,489,370	1,400,470
Series 2006-1A, Class A3 (P) (S)	0.547	07-25-36	710,000	607,153
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	540,000	545,415
Series 2015-2, Class A4	1.750	01-15-21	950,000	942,203
Capital One Multi-Asset Execution Trust
Series 2014-A5, Class A	1.480	07-15-20	4,040,000	4,056,625
Series 2015-A5, Class A5	1.600	05-17-21	1,590,000	1,594,844
CarMax Auto Owner Trust
Series 2014-3, Class A3	1.160	06-17-19	1,275,000	1,272,588
Series 2015-2, Class A4	1.800	03-15-21	535,000	533,773
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07-15-19	1,017,000	1,020,073
Series 2014-A7, Class A	1.380	11-15-19	1,605,000	1,610,372
Series 2015, Class A2A	1.590	02-18-20	1,595,000	1,600,839
Series 2015-A5, Class A	1.360	04-15-20	2,500,000	2,499,332
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4 (S)	1.760	12-16-19	570,000	572,052
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	665,000	718,337
Series 2014-A8, Class A8	1.730	04-09-20	1,450,000	1,463,512
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6	6.265	06-25-37	473,486	489,228
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	2,030,875	2,084,344
CNH Equipment Trust Series 2015-C, Class A3	1.660	11-16-20	1,750,000	1,757,153
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B	5.613	02-25-35	610,246	618,360
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.667	05-25-36	928,919	907,414
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.617	07-25-35	370,000	357,741
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,706,425	1,709,565
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	2,270,000	2,273,468

SEE NOTES TO FINANCIAL STATEMENTS33

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	950,000	$949,406
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.887	11-25-35	805,000	786,281
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (P)	1.172	12-25-34	419,953	376,605
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	2,090,000	2,100,595
Series 2015-A, Class A4	1.640	06-15-20	645,000	646,967
Series 2015-B, Class A4	1.580	08-15-20	935,000	935,063
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	1,225,000	1,229,137
Series 2014-4, Class A1	1.400	08-15-19	1,820,000	1,818,925
Series 2015-1, Class A1	1.420	01-15-20	1,230,000	1,235,328
GE Equipment Midticket LLC Series 2014-1, Class A4	1.590	08-22-23	390,000	393,084
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4	1.730	06-20-19	410,000	409,890
Series 2015-2, Class A4	1.850	07-22-19	1,260,000	1,260,517
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	770,000	767,515
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.466	10-25-35	785,210	739,508
GSAA Trust Series 2005-10, Class M3 (P)	0.747	06-25-35	740,000	711,201
Home Equity Asset Trust Series 2005-1, Class M4 (P)	1.216	05-25-35	1,345,000	1,292,221
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	1,960,000	1,960,750
Series 2015-2, Class A4	1.470	08-23-21	925,000	923,267
Series 2015-3, Class A4	1.560	10-18-21	965,000	966,398
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	920,000	921,797
Series 2015, Class AA4	1.650	12-15-21	510,000	511,316
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A (P)	0.717	06-25-35	540,511	518,244
Series 2005-WMC1, Class M1 (P)	0.947	09-25-35	417,233	395,085
MVW Owner Trust
Series 2014-1A, Class A (S)	2.250	09-22-31	196,197	195,677
Series 2015-1A, Class A (S)	2.520	12-20-32	852,705	856,870
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (P)	0.477	09-25-36	1,005,000	933,109
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.872	03-25-35	1,510,000	1,432,404
Series 2005-2, Class M2 (P)	0.647	06-25-35	1,405,000	1,329,870

34SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	1,440,000	$1,437,011
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	925,000	925,095
RAMP Trust Series 2005-RS3, Class M1 (P)	0.617	03-25-35	450,000	436,547
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.347	09-25-36	1,239,596	1,147,499
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	497,361	499,543
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	601,315	618,890
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.637	11-25-35	650,000	613,568
Specialty Underwriting & Residential Finance Trust Series 2006-BC 1, Class A2D (P)	0.497	12-25-36	1,100,000	1,067,041
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	0.917	02-25-35	865,000	812,660
Series 2005-2, Class M2 (P)	0.931	03-25-35	1,435,000	1,341,001
Structured Asset Securities Company Series 2005-AR1, Class M1 (P)	0.627	09-25-35	460,000	435,576
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.693	02-25-35	1,267,739	1,217,901
SunTrust Auto Receivables Trust Series 2015-1, Class A4 (S)	1.780	01-15-21	1,250,000	1,248,928
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	391,667	393,229
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A4	1.440	04-15-20	553,000	555,030
Series 2015-B, Class A4	1.740	09-15-20	1,040,000	1,048,260
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	625,000	620,333
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	1,865,000	1,868,505
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	471,854	473,033
Series 2012-3A, Class B (S)	4.500	03-20-25	344,869	346,593
Series 2013-1A, Class B (S)	3.750	08-20-25	128,411	129,569
Series 2014-1A, Class A (S)	2.150	12-20-26	1,394,631	1,375,455
Series 2014-1A, Class B (S)	3.250	12-20-26	599,691	598,942
Series 2014-AA, Class A (S)	6.250	10-20-26	430,946	429,868
Series 2015-1A, Class A (S)	2.750	05-20-27	572,696	568,960
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	825,000	823,177

SEE NOTES TO FINANCIAL STATEMENTS35

	Yield (%)	Shares	Value
Securities lending collateral 0.8%			$12,238,955
(Cost $12,238,795)
John Hancock Collateral Trust (W)	0.1388(Y)	1,223,211	12,238,955
		Par value	Value
Short-term investments 1.5%			$24,964,000
(Cost $24,964,000)
Repurchase agreement 1.5%			24,964,000
Barclays Tri-Party Repurchase Agreement dated 10-30-15 at 0.070% to be repurchased at $24,245,141 on 11-2-15, collateralized by $24,192,400 U.S. Treasury Notes, 2.000% - 2.250% due 9-30-20 to 11-15-24 (valued at $24,730,047, including interest)		24,245,000	24,245,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $719,000 on 11-2-15, collateralized by $735,000 Federal Home Loan Bank, 0.750% due 8-28-17 (valued at $735,956, including interest)		719,000	719,000
Total investments (Cost $1,426,724,534)† 100.6%			$1,635,513,494
Other assets and liabilities, net (0.6%)			($10,214,942)
Total net assets 100.0%			$1,625,298,552

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-15.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,436,284,598. Net unrealized appreciation aggregated $199,228,896 of which $257,142,405 related to appreciated investment securities and $57,913,509 related to depreciated investment securities.

36SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $1,414,485,739) including $11,974,573 of securities loaned	$1,623,274,539
Investments in affiliated issuers, at value (Cost $12,238,795)	12,238,955
Total investments, at value (Cost $1,426,724,534)	1,635,513,494
Cash	29,759
Receivable for investments sold	6,736,192
Receivable for fund shares sold	5,292,448
Dividends and interest receivable	6,961,496
Receivable for securities lending income	3,545
Other receivables and prepaid expenses	121,633
Total assets	1,654,658,567
Liabilities
Payable for investments purchased	14,175,422
Payable for fund shares repurchased	2,073,184
Payable upon return of securities loaned	12,241,551
Payable to affiliates
Accounting and legal services fees	27,195
Transfer agent fees	164,143
Distribution and service fees	479,661
Trustees' fees	2,532
Other liabilities and accrued expenses	196,327
Total liabilities	29,360,015
Net assets	$1,625,298,552
Net assets consist of
Paid-in capital	$1,378,707,668
Undistributed net investment income	1,440,436
Accumulated net realized gain (loss) on investments and foreign currency transactions	36,361,488
Net unrealized appreciation (depreciation) on investments	208,788,960
Net assets	$1,625,298,552

SEE NOTES TO FINANCIAL STATEMENTS37

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($808,354,209 ÷ 43,561,328 shares)[1]	$18.56
Class B ($67,145,807 ÷ 3,625,891 shares)[1]	$18.52
Class C ($501,296,716 ÷ 27,051,635 shares)[1]	$18.53
Class I ($195,493,883 ÷ 10,541,316 shares)	$18.55
Class R1 ($4,531,247 ÷ 243,333 shares)	$18.62
Class R2 ($1,945,031 ÷ 104,941 shares)	$18.53
Class R3 ($19,406,189 ÷ 1,043,716 shares)	$18.59
Class R4 ($19,356,768 ÷ 1,039,156 shares)	$18.63
Class R5 ($2,324,216 ÷ 124,926 shares)	$18.60
Class R6 ($5,444,486 ÷ 293,272 shares)	$18.56
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.54

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

38SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$25,701,954
Interest	20,366,028
Securities lending	54,656
Less foreign taxes withheld	(212,856)
Total investment income	45,909,782
Expenses
Investment management fees	9,166,594
Distribution and service fees	7,964,030
Accounting and legal services fees	289,398
Transfer agent fees	1,813,022
Trustees' fees	30,191
State registration fees	198,060
Printing and postage	146,616
Professional fees	116,999
Custodian fees	214,193
Registration and filing fees	28,653
Other	47,583
Total expenses	20,015,339
Less expense reductions	(150,522)
Net expenses	19,864,817
Net investment income	26,044,965
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	45,789,096
Investments in affiliated issuers	(278)
45,788,818
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(64,282,860)
Investments in affiliated issuers	(166)
(64,283,026)
Net realized and unrealized loss	(18,494,208)
Increase in net assets from operations	$7,550,757

SEE NOTES TO FINANCIAL STATEMENTS39

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$26,044,965	$22,724,520
Net realized gain	45,788,818	42,729,391
Change in net unrealized appreciation (depreciation)	(64,283,026)	53,895,239
Increase in net assets resulting from operations	7,550,757	119,349,150
Distributions to shareholders
From net investment income
Class A	(15,886,464)	(14,140,927)
Class B	(1,029,854)	(1,246,289)
Class C	(6,524,200)	(5,849,218)
Class I	(4,137,429)	(2,723,825)
Class R1	(71,537)	(72,443)
Class R2	(32,219)	(16,731)
Class R3	(368,132)	(393,636)
Class R4	(379,974)	(128,519)
Class R5	(61,981)	(52,840)
Class R6	(114,307)	(17,954)
From net realized gain
Class A	(19,990,042)	(22,757,729)
Class B	(2,225,934)	(3,112,351)
Class C	(12,370,374)	(13,337,895)
Class I	(4,036,487)	(3,465,776)
Class R1	(121,712)	(122,459)
Class R2	(23,868)	(10,298)
Class R3	(572,462)	(716,279)
Class R4	(406,712)	(109,271)
Class R5	(79,439)	(57,097)
Class R6	(102,081)	(6,580)
Total distributions	(68,535,208)	(68,338,117)
From fund share transactions	335,284,454	162,187,580
Total increase	274,300,003	213,198,613
Net assets
Beginning of year	1,350,998,549	1,137,799,936
End of year	$1,625,298,552	$1,350,998,549
Undistributed net investment income	$1,440,436	$2,570,092

40SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.34	$18.62	$16.57	$14.90	$14.93
Net investment income[1]	0.36	0.39	0.36	0.25	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	1.46	2.40	1.65	0.01
Total from investment operations	0.17	1.85	2.76	1.90	0.21
Less distributions
From net investment income	(0.40)	(0.42)	(0.41)	(0.23)	(0.24)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(0.95)	(1.13)	(0.71)	(0.23)	(0.24)
Net asset value, end of period	$18.56	$19.34	$18.62	$16.57	$14.90
Total return (%)[2,3]	0.98	10.43	17.23	12.84	1.40
Ratios and supplemental data
Net assets, end of period (in millions)	$808	$675	$597	$512	$524
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.10	1.14	1.18	1.16
Expenses including reductions	1.09	1.09	1.14	1.18	1.16
Net investment income	1.92	2.07	2.08	1.56	1.33
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS41

Class B Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.30	$18.58	$16.54	$14.88	$14.91
Net investment income[1]	0.23	0.26	0.24	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.19)	1.46	2.39	1.65	0.01
Total from investment operations	0.04	1.72	2.63	1.78	0.11
Less distributions
From net investment income	(0.27)	(0.29)	(0.29)	(0.12)	(0.14)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(0.82)	(1.00)	(0.59)	(0.12)	(0.14)
Net asset value, end of period	$18.52	$19.30	$18.58	$16.54	$14.88
Total return (%)[2,3]	0.27	9.68	16.38	12.03	0.73
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$80	$82	$76	$72
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.80	1.84	1.88	1.86
Expenses including reductions	1.78	1.79	1.84	1.88	1.86
Net investment income	1.23	1.38	1.38	0.85	0.63
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

42SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.31	$18.59	$16.55	$14.88	$14.92
Net investment income[1]	0.23	0.26	0.24	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.19)	1.46	2.39	1.66	—
Total from investment operations	0.04	1.72	2.63	1.79	0.10
Less distributions
From net investment income	(0.27)	(0.29)	(0.29)	(0.12)	(0.14)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(0.82)	(1.00)	(0.59)	(0.12)	(0.14)
Net asset value, end of period	$18.53	$19.31	$18.59	$16.55	$14.88
Total return (%)[2,3]	0.27	9.67	16.37	12.09	0.66
Ratios and supplemental data
Net assets, end of period (in millions)	$501	$422	$344	$292	$301
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.80	1.84	1.88	1.86
Expenses including reductions	1.78	1.79	1.84	1.88	1.86
Net investment income	1.22	1.37	1.38	0.86	0.63
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS43

Class I Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.33	$18.61	$16.57	$14.91	$14.94
Net investment income[1]	0.42	0.45	0.42	0.31	0.27
Net realized and unrealized gain (loss) on investments	(0.19)	1.47	2.40	1.64	0.01
Total from investment operations	0.23	1.92	2.82	1.95	0.28
Less distributions
From net investment income	(0.46)	(0.49)	(0.48)	(0.29)	(0.31)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(1.01)	(1.20)	(0.78)	(0.29)	(0.31)
Net asset value, end of period	$18.55	$19.33	$18.61	$16.57	$14.91
Total return (%)[2]	1.31	10.80	17.62	13.24	1.84
Ratios and supplemental data
Net assets, end of period (in millions)	$195	$131	$89	$73	$69
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.79	0.78	0.79	0.75
Expenses including reductions	0.77	0.78	0.78	0.79	0.75
Net investment income	2.23	2.38	2.44	1.95	1.76
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

44SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.41	$18.68	$16.63	$14.96	$14.99
Net investment income[1]	0.30	0.33	0.31	0.20	0.16
Net realized and unrealized gain (loss) on investments	(0.20)	1.47	2.40	1.66	0.01
Total from investment operations	0.10	1.80	2.71	1.86	0.17
Less distributions
From net investment income	(0.34)	(0.36)	(0.36)	(0.19)	(0.20)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(0.89)	(1.07)	(0.66)	(0.19)	(0.20)
Net asset value, end of period	$18.62	$19.41	$18.68	$16.63	$14.96
Total return (%)[2]	0.58	10.10	16.84	12.50	1.14
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$4	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.44	1.45	1.48	1.45
Expenses including reductions	1.43	1.43	1.45	1.48	1.45
Net investment income	1.59	1.73	1.76	1.25	1.05
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS45

Class R2 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$19.33	$18.62	$16.58	$16.10
Net investment income[2]	0.34	0.42	0.38	0.18
Net realized and unrealized gain (loss) on investments	(0.19)	1.45	2.41	0.48
Total from investment operations	0.15	1.87	2.79	0.66
Less distributions
From net investment income	(0.40)	(0.45)	(0.45)	(0.18)
From net realized gain	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.95)	(1.16)	(0.75)	(0.18)
Net asset value, end of period	$18.53	$19.33	$18.62	$16.58
Total return (%)[3]	0.86	10.51	17.39	4.14	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.02	0.98	0.96	[6]
Expenses including reductions	1.17	1.01	0.98	0.96	[6]
Net investment income	1.84	2.23	2.17	1.68	[6]
Portfolio turnover (%)	49	39	53	65	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

46SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.38	$18.66	$16.61	$14.93	$14.98
Net investment income[1]	0.32	0.35	0.33	0.22	0.17
Net realized and unrealized gain (loss) on investments	(0.20)	1.46	2.40	1.66	0.01
Total from investment operations	0.12	1.81	2.73	1.88	0.18
Less distributions
From net investment income	(0.36)	(0.38)	(0.38)	(0.20)	(0.23)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(0.91)	(1.09)	(0.68)	(0.20)	(0.23)
Net asset value, end of period	$18.59	$19.38	$18.66	$16.61	$14.93
Total return (%)[2]	0.69	10.17	16.97	12.69	1.17
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$20	$19	$18	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.33	1.35	1.36	1.36
Expenses including reductions	1.32	1.33	1.35	1.36	1.36
Net investment income	1.68	1.84	1.87	1.37	1.13
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS47

Class R4 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.41	$18.69	$16.63	$14.95	$14.98
Net investment income[1]	0.39	0.41	0.40	0.27	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	1.48	2.41	1.66	0.01
Total from investment operations	0.20	1.89	2.81	1.93	0.23
Less distributions
From net investment income	(0.43)	(0.46)	(0.45)	(0.25)	(0.26)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(0.98)	(1.17)	(0.75)	(0.25)	(0.26)
Net asset value, end of period	$18.63	$19.41	$18.69	$16.63	$14.95
Total return (%)[2]	1.15	10.59	17.47	13.01	1.49
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$14	$3	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.04	1.05	1.06	1.08
Expenses including reductions	0.93	0.93	0.95	1.01	1.08
Net investment income	2.06	2.20	2.26	1.73	1.41
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

48SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.39	$18.67	$16.61	$14.94	$14.97
Net investment income[1]	0.44	0.45	0.44	0.31	0.26
Net realized and unrealized gain (loss) on investments	(0.21)	1.47	2.40	1.65	0.01
Total from investment operations	0.23	1.92	2.84	1.96	0.27
Less distributions
From net investment income	(0.47)	(0.49)	(0.48)	(0.29)	(0.30)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(1.02)	(1.20)	(0.78)	(0.29)	(0.30)
Net asset value, end of period	$18.60	$19.39	$18.67	$16.61	$14.94
Total return (%)[2]	1.30	10.82	17.73	13.27	1.80
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$2	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.74	0.76	0.78
Expenses including reductions	0.72	0.72	0.74	0.76	0.78
Net investment income	2.29	2.41	2.51	1.96	1.71
Portfolio turnover (%)	49	39	53	65	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS49

Class R6 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$19.35	$18.63	$16.58	$14.91	$14.73
Net investment income[2]	0.44	0.47	0.44	0.32	0.04
Net realized and unrealized gain (loss) on investments	(0.20)	1.47	2.40	1.65	0.18
Total from investment operations	0.24	1.94	2.84	1.97	0.22
Less distributions
From net investment income	(0.48)	(0.51)	(0.49)	(0.30)	(0.04)
From net realized gain	(0.55)	(0.71)	(0.30)	—	—
Total distributions	(1.03)	(1.22)	(0.79)	(0.30)	(0.04)
Net asset value, end of period	$18.56	$19.35	$18.63	$16.58	$14.91
Total return (%)[3]	1.38	10.91	17.76	13.35	1.48	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$1	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.69	0.70	0.71	0.73	[6]
Expenses including reductions	0.67	0.66	0.70	0.71	0.73	[6]
Net investment income	2.34	2.50	2.50	2.02	1.57	[6]
Portfolio turnover (%)	49	39	53	65	67	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

50SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of

51

the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks	$1,000,119,916	$1,000,118,805	—	$1,111
Preferred securities	5,551,143	4,595,174	$955,969	—
U.S. Government and Agency obligations	185,160,918	—	185,160,918	—
Foreign government obligations	622,505	—	622,505	—
Corporate bonds	231,158,443	—	231,158,443	—
Capital preferred securities	4,217,724	—	4,217,724	—
Convertible bonds	428,619	—	428,619	—
Municipal bonds	1,055,604	—	1,055,604	—
Term loans	863,629	—	863,629	—
Collateralized mortgage obligations	69,176,930	—	69,176,930	—
Asset backed securities	99,955,108	—	99,955,108	—
Securities lending collateral	12,238,955	12,238,955	—	—
Short-term investments	24,964,000	—	24,964,000	—
Total investments in securities	$1,635,513,494	$1,016,952,934	$618,559,449	$1,111

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the

52

securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the fund are shown on the Statement(s) of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2015, the fund loaned common stocks valued at $11,974,573 and received $12,241,551 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $2,200. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service

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fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary income	$32,988,666	$36,723,806
Long-term capital gains	35,546,542	31,614,311
Total	$68,535,208	$68,338,117

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $2,865,174 of undistributed ordinary income and $44,496,814 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships, amortization and accretion on debt securities and real estate investment trusts.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.600% of the first $2 billion of the fund's average daily net assets and (b) 0.550% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the

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participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to March 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver).

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2015, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$66,295	Class R3	$1,751
Class B	6,566	Class R4	1,452
Class C	41,010	Class R5	225
Class I	14,828	Class R6	1,060
Class R1	356	Total	$133,679
Class R2	136

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. The contractual waiver amounted to $16,843 for Class R4 shares for the year ended October 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $5,406,334 for the year ended October 31, 2015. Of this amount, $908,993 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,452,910 was paid as sales commissions to broker-dealers and $44,431 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $6,632, $56,958 and $56,934 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,281,890	$940,318
Class B	744,022	91,470
Class C	4,710,354	582,234
Class I	—	191,561
Class R1	30,282	604
Class R2	7,961	255
Class R3	129,441	2,981
Class R4	58,940	2,537
Class R5	1,140	380
Class R6	—	682
Total	$7,964,030	$1,813,022

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	14,663,092	$277,705,110	8,529,606	$160,228,895
Distributions reinvested	1,883,100	34,664,641	1,956,856	35,580,460
Repurchased	(7,902,899)	(148,789,320)	(7,610,269)	(143,354,816)
Net increase	8,643,293	$163,580,431	2,876,193	$52,454,539

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		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class B shares
Sold	208,825	$3,955,910	283,075	$5,300,714
Distributions reinvested	154,837	2,845,331	212,071	3,834,168
Repurchased	(873,600)	(16,444,345)	(775,906)	(14,479,382)
Net decrease	(509,938)	($9,643,104)	(280,760)	($5,344,500)
Class C shares
Sold	7,832,655	$147,880,456	5,095,064	$95,326,715
Distributions reinvested	864,422	15,892,058	878,560	15,912,650
Repurchased	(3,500,954)	(65,803,959)	(2,595,095)	(48,577,744)
Net increase	5,196,123	$97,968,555	3,378,529	$62,661,621
Class I shares
Sold	5,709,262	$107,797,948	3,132,005	$59,269,663
Distributions reinvested	368,729	6,784,463	270,497	4,931,931
Repurchased	(2,302,132)	(43,321,147)	(1,411,807)	(26,594,037)
Net increase	3,775,859	$71,261,264	1,990,695	$37,607,557
Class R1 shares
Sold	107,842	$2,017,440	77,000	$1,446,451
Distributions reinvested	8,357	154,227	8,550	155,984
Repurchased	(82,876)	(1,574,976)	(40,661)	(770,813)
Net increase	33,323	$596,691	44,889	$831,622
Class R2 shares
Sold	90,740	$1,702,004	93,758	$1,707,447
Distributions reinvested	2,394	44,097	644	12,010
Repurchased	(18,313)	(342,073)	(79,026)	(1,478,659)
Net increase	74,821	$1,404,028	15,376	$240,798
Class R3 shares
Sold	124,285	$2,353,989	104,330	$1,963,007
Distributions reinvested	50,996	940,594	60,994	1,109,915
Repurchased	(172,632)	(3,271,119)	(132,146)	(2,489,549)
Net increase	2,649	$23,464	33,178	$583,373
Class R4 shares
Sold	397,606	$7,661,067	672,046	$12,808,927
Distributions reinvested	42,588	786,686	12,889	237,790
Repurchased	(139,423)	(2,637,312)	(98,512)	(1,862,783)
Net increase	300,771	$5,810,441	586,423	$11,183,934
Class R5 shares
Sold	25,410	$484,619	67,718	$1,272,841
Distributions reinvested	7,665	141,420	5,997	109,937
Repurchased	(44,467)	(841,799)	(19,247)	(353,739)
Net increase (decrease)	(11,392)	($215,760)	54,468	$1,029,039

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		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	300,700	$5,769,516	74,439	$1,397,673
Distributions reinvested	11,418	210,151	866	16,276
Repurchased	(78,736)	(1,481,223)	(24,630)	(474,352)
Net increase	233,382	$4,498,444	50,675	$939,597
Total net increase	17,738,891	$335,284,454	8,749,666	$162,187,580

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $711,076,952 and $444,595,537, respectively, for the year ended October 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $307,961,402 and $280,719,222, respectively, for the year ended October 31, 2015.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Balanced Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $35,546,542 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and five-year periods ended December 31, 2014 and outperformed its benchmark index for the three-year period ended December 31, 2014. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2014. The

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Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three-year period and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

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(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

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the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

70

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230639	36A 10/15 12/15

John Hancock

Large Cap Equity Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Large Cap Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
26	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks advanced, despite headwinds

Improved economic growth and continued low interest rates helped offset the impact of plunging energy prices, slowing growth in China, a strong U.S. dollar, and the looming probability of a U.S. Federal Reserve interest-rate hike.

Consumer discretionary stocks were top performers

Within the fund's benchmark, the broad-based S&P 500 Index, consumer discretionary stocks delivered the strongest return by far, while energy stocks posted a steep decline.

Security selection was the biggest driver of outperformance

The fund beat its benchmark by a sizable margin, largely because of favorable stock picks in the consumer discretionary sector.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

Large company stocks could fall out of favor, and value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The use of hedging, derivatives and other strategic transactions could produce disproportionate gains or losses and may increase costs. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors.Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Walter T. McCormick, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Walter T. McCormick, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the year ended October 31, 2015?

U.S. equities generally benefited from modestly improving economic growth, continued low interest rates, rising consumer confidence, and favorable corporate earnings. However, plunging energy prices and weak economic growth in early 2015 challenged the market's progress. Uncertainty around Greece's debt problems, an economic slowdown in China, and currency headwinds further unsettled investors, as did shifting expectations for when the U.S. Federal Reserve might raise key short-term interest rates. Within the fund's benchmark, the S&P 500 Index, the consumer discretionary sector posted an especially strong return, followed by information technology. By contrast, energy stocks ended the year with a steep decline.

What was your strategy for navigating this environment?

As we've seen this past year, the market can be unpredictable. We focus on finding financially sound, large-cap companies with competitive advantages and the ability to generate substantial cash flow over a sustained period because we think they can be long-term winners. We try to buy these higher-quality stocks at a discount to our estimate of intrinsic value, which often occurs when fundamentals, such as sales growth and profit margins, are temporarily depressed or when investor sentiment is weak. Our patience was well rewarded this past year as investors flocked to companies that could meet or beat expectations even in a challenging environment.

Where did your investment choices have the biggest impact?

Stock picks in the consumer discretionary sector were by far the biggest driver of outperformance. The top individual standout here was e-commerce leader Amazon.com, Inc., a long-time overweight that represented on average over 5% of the fund's assets. The stock returned over 100% in the 12-month period, as the company's enhanced disclosure showed better-than-expected results in its cloud computing services business, strength in its core North American e-commerce operations, and reduced investment spending.

"Our patience was well rewarded this past year as investors flocked to companies that could meet or beat expectations even in a challenging environment."

Which other consumer discretionary stocks stood out?

A number of the fund's investments benefited as the U.S. housing market continued to recover. An out-of-index stake in mattress company Tempur Sealy International, Inc. benefited from a management change, a focus on cost containment, and progress integrating the Sealy acquisition. Investments in U.S. homebuilders NVR, Inc. and Lennar Corp. also rallied nicely, buoyed by an increase in home sales, real estate prices, and order backlogs. NVR was not in the index and Lennar was a sizable overweight. An above-index stake in home improvement retailer Lowe's Companies, Inc. also contributed to outperformance, as improved customer service, pricing, and inventory boosted same-store sales and the stock. Elsewhere, a relatively small out-of-index position in Germany-based adidas AG posted a substantial gain, as its turnaround efforts began to gain traction. The company also benefited when competitor Nike, Inc. reported strong earnings growth, suggesting favorable conditions globally for athletic apparel and footwear.

Where else did the fund gain ground versus the index?

Security selection and an overweight in information technology gave an added boost, as did a lack of exposure to the weak-performing materials, telecommunication services, and utilities sectors. The fund also picked up a bit of ground from its underweight in industrials, a sector that made minimal headway. In terms of individual contributors, social network company Facebook, Inc. had a

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Amazon.com, Inc.	5.7
Apple, Inc.	4.5
Facebook, Inc., Class A	4.4
Bank of America Corp.	4.3
JPMorgan Chase & Co.	4.2
Citigroup, Inc.	3.8
Lennar Corp., Class A	3.1
American International Group, Inc.	3.0
Ralph Lauren Corp.	2.9
The Goldman Sachs Group, Inc.	2.6
TOTAL	38.5
As a percentage of net assets.
Cash and cash equivalents are not included.

"Stock picks in the consumer discretionary sector were by far the biggest driver of outperformance."
terrific year, as growing revenues from mobile advertising drove a sharp share price gain. The fund had a large overweight position in Facebook relative to the index. Elsewhere, winners included multi-line insurer American International Group, Inc., which gained from a proposal by activist investors to break up the company as well as from efforts to improve profitability, boost its dividend, and buy back shares.

Were there sectors that hindered relative performance?

Stock picks in the energy and consumer staples sectors, as well as positioning in healthcare and financials, were modest detractors. Within the S&P 500 Index, energy stocks fell over 19% as crude oil and natural gas prices plunged. Unfortunately, some of the fund's energy holdings posted even bigger declines. Natural gas exploration and production provider Southwestern Energy Company saw added pressure from pipeline capacity constraints in the Northeast and from its decision to take on debt to fund an acquisition. An investment in Apache Corp. was an added disappointment, despite the exploration and production company's strong balance sheet, efficient production, and cost controls. Lastly, shares of energy services provider Schlumberger NV suffered as the prospect of oil and gas prices staying lower for longer dampened the demand outlook for drilling and production equipment. All three positions were overweights.

What happened in the rest of the sectors you mentioned?

Both security selection and an underweight in healthcare hampered relative results, as investor enthusiasm and merger-and-acquisition activity drove gains in stocks that already seemed expensive to us. In financials, overweights in some companies that were held back by continued low interest rates or slowing trading activity hindered performance. Being underweight in consumer staples also cost the fund, as the sector did relatively well. In terms of individual detractors, an investment in mobile semiconductor chip company QUALCOMM, Inc. was hindered by slowing smartphone growth, increased competition, and overseas challenges to its licensing business. Fashion apparel and home goods company Ralph Lauren Corp. saw its stock pressured by increased spending to improve operations, the strong U.S. dollar, and weak economic growth overseas.

How was the fund positioned at period end?

The fund remained focused on higher-quality companies with the potential for sustainable cash flow growth and attractive valuations. The fund had a sizable overweight in financials, a sector where many companies stand to benefit once interest rates move higher, and above-average exposure to consumer discretionary stocks, which often do well when economic growth picks up. However, we reduced the fund's overweight in information technology, redeploying the proceeds into industrials, which have been pressured by slowing global economic growth and a strong U.S. dollar.

Are there any management changes upcoming?

Effective April 1, 2016, I will be retiring. The fund will continue to be managed by Emory W. (Sandy) Sanders and Jonathan White.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Walter T. McCormick, CFA On the fund since 2011 Investing since 1970
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Walter T. McCormick, CFA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	3.64	11.30	10.19	70.77	163.85
Class B	3.28	11.33	10.09	71.02	161.54
Class C	7.28	11.59	9.92	73.05	157.54
Class I1	9.40	12.78	11.16	82.47	187.95
Class R1[1,2]	8.67	12.05	10.34	76.62	167.55
Class R2[1,2]	8.95	12.40	10.73	79.39	177.19
Class R3[1,2]	8.80	12.14	10.43	77.34	169.72
Class R4[1,2]	9.21	12.56	10.79	80.65	178.72
Class R5[1,2]	9.44	12.82	11.09	82.81	186.32
Class R6[1,2]	9.49	12.87	11.23	83.21	189.79
Index†	5.20	14.33	7.85	95.37	112.89

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.06	1.81	1.81	0.80	1.45	1.20	1.35	1.05	0.75	0.70
Net (%)	1.06	1.81	1.81	0.78	1.45	1.20	1.35	0.95	0.75	0.68

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Large Cap Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-05	26,154	26,154	21,289
Class C3	10-31-05	25,754	25,754	21,289
Class I1	10-31-05	28,795	28,795	21,289
Class R1[1,2]	10-31-05	26,755	26,755	21,289
Class R2[1,2]	10-31-05	27,719	27,719	21,289
Class R3[1,2]	10-31-05	26,972	26,972	21,289
Class R4[1,2]	10-31-05	27,872	27,872	21,289
Class R5[1,2]	10-31-05	28,632	28,632	21,289
Class R6[1,2]	10-31-05	28,979	28,979	21,289

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 5-22-09. Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,041.30	$5.40	1.05%
Class B	1,000.00	1,037.20	9.24	1.80%
Class C	1,000.00	1,037.30	9.24	1.80%
Class I	1,000.00	1,042.60	4.07	0.79%
Class R1	1,000.00	1,039.20	7.40	1.44%
Class R2	1,000.00	1,040.50	6.17	1.20%
Class R3	1,000.00	1,039.70	6.94	1.35%
Class R4	1,000.00	1,041.80	4.84	0.94%
Class R5	1,000.00	1,043.00	3.81	0.74%
Class R6	1,000.00	1,043.00	3.55	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.90	$5.35	1.05%
Class B	1,000.00	1,016.10	9.15	1.80%
Class C	1,000.00	1,016.10	9.15	1.80%
Class I	1,000.00	1,021.20	4.02	0.79%
Class R1	1,000.00	1,017.90	7.32	1.44%
Class R2	1,000.00	1,019.20	6.11	1.20%
Class R3	1,000.00	1,018.40	6.87	1.35%
Class R4	1,000.00	1,020.50	4.79	0.94%
Class R5	1,000.00	1,021.50	3.77	0.74%
Class R6	1,000.00	1,021.70	3.52	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 97.0%		$3,707,639,803
(Cost $3,029,945,494)
Consumer discretionary 21.3%		813,603,993
Household durables 8.0%
Lennar Corp., Class A	2,371,800	118,756,026
NVR, Inc. (I)	53,058	86,896,270
Tempur Sealy International, Inc. (I)	1,282,738	99,848,326
Internet and catalog retail 5.7%
Amazon.com, Inc. (I)	346,872	217,107,185
Specialty retail 3.5%
CarMax, Inc. (I)	937,241	55,306,591
Lowe's Companies, Inc.	1,066,357	78,729,137
Textiles, apparel and luxury goods 4.1%
adidas AG	505,251	45,279,818
Ralph Lauren Corp.	1,008,221	111,680,640
Consumer staples 6.8%		261,675,167
Beverages 2.7%
Diageo PLC, ADR	381,877	43,946,405
PepsiCo, Inc.	599,396	61,252,277
Food products 2.6%
Danone SA	869,318	60,417,640
Mead Johnson Nutrition Company	488,546	40,060,772
Household products 1.5%
The Procter & Gamble Company	733,151	55,998,073
Energy 6.7%		255,596,618
Energy equipment and services 2.2%
Schlumberger, Ltd.	1,072,190	83,802,370
Oil, gas and consumable fuels 4.5%
Apache Corp.	560,682	26,424,943
Brazil Ethanol, Inc. (I)(S)	500,000	5,000
Cabot Oil & Gas Corp.	928,923	20,166,918
Chevron Corp.	282,721	25,693,684
Exxon Mobil Corp.	350,377	28,990,193
Occidental Petroleum Corp.	715,242	53,314,139
Southwestern Energy Company (I)	1,557,914	17,199,371
Financials 25.6%		979,080,463
Banks 13.5%
Bank of America Corp.	9,788,876	164,257,339
CIT Group, Inc.	196,909	8,467,087

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	2,762,565	$146,885,581
JPMorgan Chase & Co.	2,481,521	159,437,724
Wells Fargo & Company	692,260	37,478,956
Capital markets 7.3%
BlackRock, Inc.	174,871	61,549,346
Morgan Stanley	1,715,818	56,570,519
T. Rowe Price Group, Inc.	766,726	57,979,820
The Goldman Sachs Group, Inc.	539,528	101,161,500
Consumer finance 1.1%
American Express Company	575,185	42,138,053
Insurance 3.7%
American International Group, Inc.	1,817,612	114,618,613
Prudential Financial, Inc.	345,890	28,535,925
Health care 6.3%		240,175,806
Biotechnology 1.8%
Amgen, Inc.	444,424	70,298,988
Health care equipment and supplies 1.5%
Medtronic PLC	747,093	55,225,115
Pharmaceuticals 3.0%
Merck & Company, Inc.	1,082,664	59,178,414
Novartis AG, ADR	613,439	55,473,289
Industrials 9.2%		351,453,874
Aerospace and defense 1.5%
United Technologies Corp.	574,113	56,498,462
Air freight and logistics 1.2%
United Parcel Service, Inc., Class B	454,359	46,808,064
Industrial conglomerates 2.9%
Danaher Corp.	533,133	49,746,640
General Electric Company	2,129,150	61,575,018
Machinery 0.9%
Caterpillar, Inc.	474,147	34,607,990
Professional services 1.7%
IHS, Inc., Class A (I)	528,615	63,190,637
Trading companies and distributors 1.0%
United Rentals, Inc. (I)	521,334	39,027,063
Information technology 21.1%		806,053,882
Communications equipment 3.4%
Cisco Systems, Inc.	2,541,145	73,312,033
QUALCOMM, Inc.	966,486	57,428,598

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
Internet software and services 12.4%
Alibaba Group Holding, Ltd., ADR (I)	688,689	$57,732,799
Alphabet, Inc., Class A (I)	126,876	93,557,094
Alphabet, Inc., Class C (I)	111,770	79,447,234
Facebook, Inc., Class A (I)	1,666,773	169,960,843
LinkedIn Corp., Class A (I)	300,551	72,393,719
Software 0.8%
Oracle Corp.	808,553	31,404,199
Technology hardware, storage and peripherals 4.5%
Apple, Inc.	1,429,434	170,817,363
	Par value	Value
Short-term investments 2.9%		$109,335,000
(Cost $109,335,000)
Repurchase agreement 2.9%		109,335,000
Barclays Tri-Party Repurchase Agreement dated 10-30-15 at 0.070% to be repurchased at $106,512,621 on 11-2-15, collateralized by $104,943,100 U.S. Treasury Notes, 2.00% - 3.625% due 2-15-20 to 8-31-21 (valued at $108,642,980, including interest)	106,512,000	106,512,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $2,823,000 on 11-2-15, collateralized by $2,880,000 Federal Home Loan Bank, 0.750% due 8-28-17 (valued at $2,883,744, including interest)	2,823,000	2,823,000
Total investments (Cost $3,139,280,494)† 99.9%		$3,816,974,803
Other assets and liabilities, net 0.1%		$4,569,538
Total net assets 100.0%		$3,821,544,341

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $3,143,938,022. Net unrealized appreciation aggregated $673,036,781, of which $776,677,014 related to appreciated investment securities and $103,640,233 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $3,139,280,494)	$3,816,974,803
Cash	225,944
Receivable for fund shares sold	9,509,731
Dividends and interest receivable	3,933,542
Other receivables and prepaid expenses	105,866
Total assets	3,830,749,886
Liabilities
Payable for fund shares repurchased	5,892,379
Payable to affiliates
Accounting and legal services fees	64,799
Transfer agent fees	374,393
Distribution and service fees	644,030
Trustees' fees	5,204
Investment management fees	1,898,093
Other liabilities and accrued expenses	326,647
Total liabilities	9,205,545
Net assets	$3,821,544,341
Net assets consist of
Paid-in capital	$3,092,051,104
Undistributed net investment income	10,951,483
Accumulated net realized gain (loss) on investments and foreign currency transactions	40,849,094
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	677,692,660
Net assets	$3,821,544,341

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,628,943,462 ÷ 37,983,797 shares)[1]	$42.89
Class B ($64,771,034 ÷ 1,661,173 shares)[1]	$38.99
Class C ($313,529,264 ÷ 8,042,591 shares)[1]	$38.98
Class I ($1,789,203,957 ÷ 40,135,191 shares)	$44.58
Class R1 ($7,358,497.14 ÷ 167,333.62 shares)	$43.98
Class R2 ($2,174,373 ÷ 48,972 shares)	$44.40
Class R3 ($1,596,218 ÷ 36,235 shares)	$44.05
Class R4 ($2,785,271 ÷ 62,778 shares)	$44.37
Class R5 ($1,658,282 ÷ 37,149 shares)	$44.64
Class R6 ($9,523,983 ÷ 213,330 shares)	$44.64
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$45.15

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$45,818,810
Interest	65,988
Less foreign taxes withheld	(509,809)
Total investment income	45,374,989
Expenses
Investment management fees	19,685,680
Distribution and service fees	7,721,832
Accounting and legal services fees	575,125
Transfer agent fees	3,731,178
Trustees' fees	59,906
State registration fees	194,689
Printing and postage	286,621
Professional fees	181,533
Custodian fees	380,590
Registration and filing fees	31,628
Other	29,170
Total expenses	32,877,952
Less expense reductions	(306,257)
Net expenses	32,571,695
Net investment income	12,803,294
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	195,202,516
Realized loss on investments not meeting investment restrictions	(9,101)
Payment from investment advisor for loss on investments not meeting investment restrictions	9,101
195,202,516
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	66,983,214
66,983,214
Net realized and unrealized gain	262,185,730
Increase in net assets from operations	$274,989,024

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$12,803,294	$9,005,626
Net realized gain	195,202,516	108,825,286
Change in net unrealized appreciation (depreciation)	66,983,214	183,387,217
Increase in net assets resulting from operations	274,989,024	301,218,129
Distributions to shareholders
From net investment income
Class A	(4,931,300)	(6,066,777)
Class I	(4,719,103)	(4,031,587)
Class R1	(44)	(20,703)
Class R2	(3,536)	(4,950)
Class R3	(979)	(11,444)
Class R4	(10,908)	(16,261)
Class R5	(10,830)	(11,925)
Class R6	(25,718)	(35,466)
Total distributions	(9,702,418)	(10,199,113)
From fund share transactions	737,313,470	699,277,829
Total increase	1,002,600,076	990,296,845
Net assets
Beginning of year	2,818,944,265	1,828,647,420
End of year	$3,821,544,341	$2,818,944,265
Undistributed net investment income	$10,951,483	$7,678,998

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$39.44	$34.92		$27.52	$24.14	$24.60
Net investment income[1]	0.16	0.16		0.26	0.19	0.06
Net realized and unrealized gain (loss) on investments	3.42	4.56		7.40	3.20	(0.22)
Total from investment operations	3.58	4.72		7.66	3.39	(0.16)
Less distributions
From net investment income	(0.13)	(0.20)		(0.26)	(0.01)	(0.30)
Net asset value, end of period	$42.89	$39.44		$34.92	$27.52	$24.14
Total return (%)[2,3]	9.11	13.59		28.07	14.07	(0.73)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,629	$1,541		$1,044	$943	$1,355
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.06		1.10	1.14	1.12
Expenses including reductions	1.04	1.06		1.10	1.14	1.12
Net investment income	0.40	0.43		0.83	0.74	0.24
Portfolio turnover (%)	22	21	[4]	31	108	59

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

Class B Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$36.01	$31.94	$25.20	$22.25	$22.71
Net investment income (loss)[1]	(0.13)	(0.11)	0.02	(0.01)	(0.12)
Net realized and unrealized gain (loss) on investments	3.11	4.18	6.79	2.96	(0.22)
Total from investment operations	2.98	4.07	6.81	2.95	(0.34)
Less distributions
From net investment income	—	—	(0.07)	—	(0.12)
Net asset value, end of period	$38.99	$36.01	$31.94	$25.20	$22.25
Total return (%)[2,3]	8.28	12.74	27.07	13.26	(1.52)
Ratios and supplemental data
Net assets, end of period (in millions)	$65	$79	$74	$69	$80
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.81	1.86	1.89	1.87
Expenses including reductions	1.79	1.81	1.85	1.89	1.87
Net investment income (loss)	(0.34)	(0.31)	0.08	(0.04)	(0.51)
Portfolio turnover (%)	22	21 [4]	31	108	59

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS19

Class C Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$36.00	$31.93	$25.19	$22.25	$22.70
Net investment income (loss)[1]	(0.13)	(0.11)	0.02	(0.01)	(0.12)
Net realized and unrealized gain (loss) on investments	3.11	4.18	6.79	2.95	(0.21)
Total from investment operations	2.98	4.07	6.81	2.94	(0.33)
Less distributions
From net investment income	—	—	(0.07)	—	(0.12)
Net asset value, end of period	$38.98	$36.00	$31.93	$25.19	$22.25
Total return (%)[2,3]	8.28	12.75	27.08	13.21	(1.48)
Ratios and supplemental data
Net assets, end of period (in millions)	$314	$300	$267	$235	$313
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.81	1.85	1.89	1.87
Expenses including reductions	1.79	1.81	1.85	1.89	1.87
Net investment income (loss)	(0.35)	(0.32)	0.07	(0.03)	(0.51)
Portfolio turnover (%)	22	21 [4]	31	108	59

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

Class I Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$40.97	$36.28		$28.58	$25.00	$25.46
Net investment income[1]	0.27	0.26		0.35	0.29	0.15
Net realized and unrealized gain (loss) on investments	3.55	4.75		7.70	3.32	(0.23)
Total from investment operations	3.82	5.01		8.05	3.61	(0.08)
Less distributions
From net investment income	(0.21)	(0.32)		(0.35)	(0.03)	(0.38)
Net asset value, end of period	$44.58	$40.97		$36.28	$28.58	$25.00
Total return (%)[2]	9.40	13.90		28.45	14.45	(0.38)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,789	$880		$428	$226	$347
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.80		0.80	0.80	0.76
Expenses including reductions	0.78	0.79		0.80	0.80	0.76
Net investment income	0.65	0.68		1.09	1.08	0.59
Portfolio turnover (%)	22	21	[3]	31	108	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	10-31-15		10-31-14		10-31-13	10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$40.47		$35.85		$28.26	$24.85		$25.34
Net investment income (loss)[1]	0.01		0.02		0.15	0.10		(0.03)
Net realized and unrealized gain (loss) on investments	3.50		4.69		7.62	3.31		(0.23)
Total from investment operations	3.51		4.71		7.77	3.41		(0.26)
Less distributions
From net investment income	—	[2]	(0.09)		(0.18)	—	[2]	(0.23)
Net asset value, end of period	$43.98		$40.47		$35.85	$28.26		$24.85
Total return (%)[3]	8.67		13.18		27.63	13.73		(1.07)
Ratios and supplemental data
Net assets, end of period (in millions)	$7		$7		$8	$7		$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44		1.45		1.44	1.45		1.45
Expenses including reductions	1.43		1.44		1.43	1.45		1.45
Net investment income (loss)	0.01		0.06		0.48	0.38		(0.13)
Portfolio turnover (%)	22		21	[4]	31	108		59

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R2 Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$40.84	$36.22		$28.56	$26.69
Net investment income[2]	0.11	0.11		0.25	0.11
Net realized and unrealized gain on investments	3.53	4.74		7.71	1.76
Total from investment operations	3.64	4.85		7.96	1.87
Less distributions
From net investment income	(0.08)	(0.23)		(0.30)	—
Net asset value, end of period	$44.40	$40.84		$36.22	$28.56
Total return (%)[3]	8.95	13.46		28.13	7.01	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2		$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.19		1.07	0.97	[6]
Expenses including reductions	1.18	1.18		1.06	0.97	[6]
Net investment income	0.25	0.28		0.76	0.58	[6]
Portfolio turnover (%)	22	21	[7]	31	108	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Excludes merger activity.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$40.52	$35.90		$28.30	$24.87	$25.34
Net investment income (loss)[1]	0.05	0.06		0.18	0.12	(0.02)
Net realized and unrealized gain (loss) on investments	3.51	4.69		7.61	3.32	(0.22)
Total from investment operations	3.56	4.75		7.79	3.44	(0.24)
Less distributions
From net investment income	(0.03)	(0.13)		(0.19)	(0.01)	(0.23)
Net asset value, end of period	$44.05	$40.52		$35.90	$28.30	$24.87
Total return (%)[2]	8.80	13.26		27.70	13.82	(1.00)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1		$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.35		1.36	1.37	1.38
Expenses including reductions	1.32	1.34		1.36	1.37	1.38
Net investment income (loss)	0.12	0.16		0.56	0.47	(0.06)
Portfolio turnover (%)	22	21	[3]	31	108	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

Class R4 Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$40.80	$36.12		$28.47	$24.94		$25.38
Net investment income[1]	0.22	0.21		0.29	0.21		0.08
Net realized and unrealized gain (loss) on investments	3.52	4.73		7.66	3.34		(0.24)
Total from investment operations	3.74	4.94		7.95	3.55		(0.16)
Less distributions
From net investment income	(0.17)	(0.26)		(0.30)	(0.02)		(0.28)
Net asset value, end of period	$44.37	$40.80		$36.12	$28.47		$24.94
Total return (%)[2]	9.21	13.76		28.19	14.23		(0.70)
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3		$2	—	[3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.05		1.06	1.07		1.06
Expenses including reductions	0.93	0.94		0.95	1.03		1.06
Net investment income	0.51	0.54		0.90	0.78		0.30
Portfolio turnover (%)	22	21	[4]	31	108		59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R5 Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$41.03	$36.31		$28.61	$25.01	$25.44
Net investment income[1]	0.30	0.29		0.37	0.29	0.16
Net realized and unrealized gain (loss) on investments	3.54	4.75		7.69	3.34	(0.24)
Total from investment operations	3.84	5.04		8.06	3.63	(0.08)
Less distributions
From net investment income	(0.23)	(0.32)		(0.36)	(0.03)	(0.35)
Net asset value, end of period	$44.64	$41.03		$36.31	$28.61	$25.01
Total return (%)[2]	9.44	13.96		28.47	14.52	(0.38)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2		$1	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.75		0.76	0.76	0.74
Expenses including reductions	0.73	0.74		0.76	0.76	0.74
Net investment income	0.71	0.74		1.14	1.08	0.59
Portfolio turnover (%)	22	21	[3]	31	108	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	10-31-15	10-31-14		10-31-13		10-31-12		10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$41.04	$36.33		$28.61		$25.00		$24.67
Net investment income[2]	0.31	0.32		0.38		0.29		0.02
Net realized and unrealized gain on investments	3.55	4.74		7.70		3.35		0.31
Total from investment operations	3.86	5.06		8.08		3.64		0.33
Less distributions
From net investment income	(0.26)	(0.35)		(0.36)		(0.03)		—
Net asset value, end of period	$44.64	$41.04		$36.33		$28.61		$25.00
Total return (%)[3]	9.49	14.02		28.56		14.57		1.34	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$4		—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70		0.72		0.72		0.75	[6]
Expenses including reductions	0.68	0.68		0.71		0.72		0.75	[6]
Net investment income	0.74	0.82		1.17		1.10		0.47	[6]
Portfolio turnover (%)	22	21	[7]	31		108		59	[8]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Excludes merger activity.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements

Note 1 — Organization

John Hancock Large Cap Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$813,603,993	$768,324,175	$45,279,818	—
Consumer staples	261,675,167	201,257,527	60,417,640	—
Energy	255,596,618	255,591,618	—	$5,000
Financials	979,080,463	979,080,463	—	—
Health care	240,175,806	240,175,806	—	—
Industrials	351,453,874	351,453,874	—	—
Information technology	806,053,882	806,053,882	—	—
Short-term investments	109,335,000	—	109,335,000	—
Total investments in securities	$3,816,974,803	$3,601,937,345	$215,032,458	$5,000

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the ended October 31, 2015, the Fund realized losses of $9,101 on the disposal of investments not meeting the Fund's respective investment guidelines, which was reimbursed by the adviser.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $3,546. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$9,702,418	$10,199,113

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $10,951,483 of undistributed ordinary income and $45,506,622 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor, equivalent on an annual basis, to the sum of: a) 0.625% of the first $3 billion of the fund's average daily net assets; and b) 0.600% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class B shares, Class C shares and Class I shares of the fund to the extent they exceed 1.82%, 1.82% and 0.78%, respectively. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expense. The waivers and/or reimbursements will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

For the year ended October 31, 2015, these expense waivers amounted to:

Class	Expense reduction	Class	Expense reduction
Class A	$120,538	Class R3	$107
Class B	5,443	Class R4	212
Class C	23,341	Class R5	140
Class I	151,927	Class R6	1,064
Class R1	577	Total	$303,506
Class R2	157

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $2,751 for Class R4 shares for the year ended October 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,635,587 for the year ended October 31, 2015. Of this amount, $600,590 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,952,850 was paid as sales commissions to broker-dealers and $82,147 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $13,521, $45,216, and $14,897 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,905,507	$1,926,142
Class B	705,661	86,671
Class C	3,025,143	372,928
Class I	—	1,342,404
Class R1	56,096	1,125
Class R2	10,092	309
Class R3	8,790	210
Class R4	9,629	413
Class R5	914	270
Class R6	—	706
Total	$7,721,832	$3,731,178

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,331,050	$216,552,709	4,975,876	$185,940,002
Issued in reorganization (Note 8)	—	—	12,979,302	476,104,150
Distributions reinvested	123,920	4,694,103	160,566	5,735,432
Repurchased	(6,541,933)	(264,308,079)	(8,956,343)	(337,323,498)
Net increase (decrease)	(1,086,963)	($43,061,267)	9,159,401	$330,456,086
Class B shares
Sold	33,038	$1,218,443	66,943	$2,278,507
Issued in reorganization (Note 8)	—	—	426,501	14,337,777
Repurchased	(559,213)	(20,688,765)	(628,526)	(21,397,222)
Net decrease	(526,175)	($19,470,322)	(135,082)	($4,780,938)

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class C shares
Sold	947,319	$35,082,094	887,676	$30,162,861
Issued in reorganization (Note 8)	—	—	507,846	17,068,515
Repurchased	(1,235,467)	(45,747,853)	(1,414,038)	(48,395,942)
Net decrease	(288,148)	($10,665,759)	(18,516)	($1,164,566)
Class I shares
Sold	24,829,033	$1,067,298,071	14,592,202	$568,132,436
Issued in reorganization (Note 8)	—	—	250,874	9,547,365
Distributions reinvested	34,987	1,374,627	53,201	1,969,511
Repurchased	(6,214,093)	(262,226,360)	(5,204,254)	(206,007,926)
Net increase	18,649,927	$806,446,338	9,692,023	$373,641,386
Class R1 shares
Sold	62,841	$2,595,572	68,332	$2,639,863
Distributions reinvested	1	26	408	14,989
Repurchased	(79,375)	(3,304,221)	(104,313)	(3,980,700)
Net decrease	(16,533)	($708,623)	(35,573)	($1,325,848)
Class R2 shares
Sold	31,930	$1,317,216	25,896	$999,267
Distributions reinvested	42	1,653	17	617
Repurchased	(24,653)	(1,041,295)	(3,986)	(155,257)
Net increase	7,319	$277,574	21,927	$844,627
Class R3 shares
Sold	16,395	$684,171	11,527	$436,534
Distributions reinvested	25	979	311	11,444
Repurchased	(9,287)	(394,883)	(70,736)	(2,765,206)
Net increase (decrease)	7,133	$290,267	(58,898)	($2,317,228)
Class R4 shares
Sold	10,145	$431,021	9,460	$365,760
Distributions reinvested	279	10,908	441	16,261
Repurchased	(13,061)	(560,344)	(6,166)	(242,099)
Net increase (decrease)	(2,637)	($118,415)	3,735	$139,922
Class R5 shares
Sold	5,613	$239,134	10,617	$408,896
Distributions reinvested	275	10,830	322	11,925
Repurchased	(15,422)	(640,384)	(3,273)	(124,168)
Net increase (decrease)	(9,534)	($390,420)	7,666	$296,653
Class R6 shares
Sold	131,697	$5,462,965	101,245	$3,818,247
Distributions reinvested	628	24,669	920	34,069
Repurchased	(18,480)	(773,537)	(9,474)	(364,581)
Net increase	113,845	$4,714,097	92,691	$3,487,735
Total net increase	16,848,234	$737,313,470	18,729,374	$699,277,829

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,333,472,976 and $664,424,145, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net assets value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Reorganization

On April 30, 2014, shareholders of the fund (the Acquiring fund) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares of John Hancock Sovereign Investors Fund (the Acquired fund), another series of the Trust, with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to substantially all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the termination of the Acquired fund; and (c) the distribution to Acquired fund's shareholders of such Acquiring fund's shares. The reorganization was intended to consolidate the Acquired fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or its shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired funds' identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on May 2, 2014. The following outlines the reorganization:

Acquired fund	Acquired net asset value of the Acquired fund	Net appreciation/ depreciation of the Acquired fund's investments	Shares redeemed by the Acquired fund	Shares issued by the Acquiring fund	Acquiring fund's net assets prior to combination	Acquiring fund's total net assets after combination
Sovereign Investors Fund	$517,057,807	$51,397,120	42,559,416	14,164,523	$2,081,583,627	$2,598,641,434

Assuming the acquisition had been completed on November 1, 2013, the beginning of the reporting period, the Acquiring fund's pro forma results of operations for the year ended October 31, 2014 are as follows:

Net investment income	$12,365,787
Net realized and unrealized gain (loss)	462,086,461
Increase (decrease) in net assets from operations	$474,452,248

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Large Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Large Cap Equity Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Large Cap Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

36

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2014. The Board also noted that the fund underperformed its peer group average for the one- and five-year

37

periods ended December 31, 2014 and outperformed its peer group average for the three-year period. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

38

(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

39

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

43

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Large Cap Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230738	50A 10/15 12/15

John Hancock

Seaport Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Seaport Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
28	Financial highlights
33	Notes to financial statements
46	Auditor's report
47	Tax information
48	Continuation of investment advisory and subadvisory agreements
53	Trustees and Officers
57	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Monetary policy remained accommodative

Global central bank decisions continued to move markets during the period as the Bank of Japan maintained an extremely loose policy of quantitative easing (QE), and the European Central Bank exceeded high expectations with an expansive QE program of its own.

Banner fiscal year for fund shareholders

Finishing in the top decile of its Morningstar long/short equity fund peer group, the fund delivered positive total returns and handily outpaced its benchmark for the period.

Healthcare, technology exposure boosted results

Overweight allocations to healthcare and information technology contributed to the fund's performance, as did the stock selection decisions within those sectors.

PORTFOLIO COMPOSITION AS OF 10/31/15 (%)

Common stocks	96.3
Health care	32.0
Financials	22.8
Information technology	21.7
Consumer discretionary	7.6
Industrials	7.5
Consumer staples	2.9
Materials	1.6
Telecommunication services	0.2
Corporate bonds	0.7
Purchased options	0.2
Investments sold short	-48.2
Other assets and liabilities, net	51.0
TOTAL	100.0
As a percentage of net assets.

A note about risks

Leveraging, short positions, a non-diversified portfolio focused in a few sectors, and the use of hedging, derivatives, and other strategic transactions greatly amplify the risk of potential loss and can increase costs. A non-diversified portfolio holds a limited number of securities, making it vulnerable to events affecting a single issuer. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Exchange-traded funds reflect the risks inherent in their underlying securities, including liquidity risk. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Actively trading securities can increase transaction costs and taxable distributions. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

From the Investment Management Team
Wellington Management Company LLP

What are your observations on the market during the year ended October 31, 2015?

Accommodative global monetary policy continued to be a central theme throughout the period. The Bank of Japan unexpectedly expanded its quantitative easing (QE) policy and the European Central Bank (ECB) overdelivered on already high expectations with its bold announcement of an open-ended sovereign QE program to combat low inflation and stimulate growth. The People's Bank of China (PBoC) also surprised markets with its first rate cut in two years.

In June, the Greek debt crisis once again came to a head. Despite Greece's technical default and fears of contagion, global economic data remained constructive, with continued signs of an extended, gradual recovery in the United States and Europe. With a collective sigh of relief, global investors learned that the Greek parliament approved tough austerity measures and German lawmakers voted in favor of starting negotiations on Greece's third bailout package.

However, investor fears resurfaced in August as China unexpectedly devalued its currency, triggering concerns about weak worldwide inflation figures and sluggish global growth. The U.S. Federal Reserve's decision to leave policy rates unchanged in September contributed briefly to concerns about the U.S. economy.

The period ended on a positive note, as global equities rebounded. Signs pointed to an extension of loose monetary policy measures. ECB President Mario Draghi indicated asset purchases would continue until the inflation outlook improves, and the PBoC cut its deposit and reserve rates.

How did the fund perform during the period?

The fund generated a positive return for the period, beating its benchmark, the MSCI World Index, and its Morningstar long/short equity fund category peer average. All four of the fund's underlying strategies contributed to performance, led by the healthcare and information technology portfolios.

Long exposure contributed to the fund's performance, and short exposure, to a lesser extent, detracted from it. The fund benefited from strong stock selection within the healthcare, information technology, and financials sectors. Overweight allocations to the healthcare and information technology sectors also boosted relative results.

Also on the long side, top individual contributors to performance included global e-commerce behemoth Amazon.com, Inc. and DexCom, Inc., a continuous glucose monitoring systems manufacturer and distributor. Amazon reported significantly better-than-expected results, driven by

4

"All four of the fund's underlying strategies contributed to performance, led by the healthcare and information technology portfolios."
a material acceleration in its cloud computing platform, Amazon Web Services, and by the forward benefits of the Prime membership promotions. Shares of DexCom outperformed after management announced strong revenue growth and raised sales guidance for the company's full fiscal year.

The most significant long detractors included China-based Internet search provider Baidu Inc. and chemical company Platform Specialty Products Corp. Shares of Baidu fell after the company reported earnings that were lower than consensus estimates and the company continued to underperform on concerns around its ability to expand its profit margins. We sold Baidu before the close of the period. Platform Specialty was hurt by foreign exchange rate headwinds; a significant leadership shake-up, which included the departure of the company's former president, also seemed to rattle its stockholders.

How was the fund positioned at the close of the period?

Geographically, the United States represented the fund's largest exposure, followed by Europe, Japan, and certain emerging markets. On a sector basis, the largest positions were in healthcare, financials, and information technology.

The fund's top long positions were in Bristol-Myers Squibb Company, Allergan PLC, and American International Group, Inc. Significant short positions in exchange-traded funds (ETFs) included those in the iShares Russell Mid-Cap Growth, SPDR S&P 500 Trust, and iShares Russell 2000 ETFs.

COUNTRY COMPOSITION AS OF 10/31/15 (%)

United States	75.6
United Kingdom	4.7
Ireland	4.3
Japan	2.8
Canada	1.5
Belgium	1.4
Netherlands	1.2
China	1.2
France	1.1
Italy	1.1
Other countries	5.1
TOTAL	100.0
As a percentage of net assets.

5

How about period-end positioning within each of the fund's four underlying strategies?

In the fund's diversified equity portfolio, we strive to capitalize on our best bottom-up ideas anywhere in the global financial markets. Our process seeks to balance holding attractively valued companies with accelerating growth trajectories while tactically managing macroeconomic risks. After peaking at the end of January, net exposure for this portion of the fund declined as a result of our desire to be cautiously positioned given the global growth rate's uncertain trajectory. On a sector level, the fund's largest net long positions were in the consumer discretionary, healthcare, and financials sectors.

The fund's healthcare strategy is to seek to invest in companies with innovative solutions to unmet medical needs. This has led us to maintain a high weighting in biopharmaceutical stocks, particularly companies active in immuno-oncology treatments. We have also maintained exposure to the healthcare technology and services industries, where we believe select companies could benefit from the ongoing changes associated with the Patient Protection and Affordable Care Act. Net exposure has come down, largely driven by our concerns around elevated valuations in certain segments of the biotechnology subsector.

As for the fund's financials strategy, our outlook for the sector is mixed. We believe the extremely low interest-rate environment coupled with pervasive regulations and burdensome capital requirements have created headwinds for financial companies. However, a favorable economic backdrop and the eventual normalization (increase) of interest rates could create a boost for select firms, which the market may not fully appreciate. We currently favor three areas: insurance companies with strong fundamentals that we believe will ultimately benefit from a normalization of interest rates, select U.S. large-cap banks that are attractively valued and well capitalized, and select European financials, which we believe are earlier in the process of balance sheet repair than their U.S. counterparts.

TOP 10 HOLDINGS AS OF 10/31/15 (%) (LONG)

Bristol-Myers Squibb Company	2.3
Allergan PLC	2.0
American International Group, Inc.	1.8
Amazon.com, Inc.	1.6
The PNC Financial Services Group, Inc.	1.6
Becton, Dickinson and Company	1.4
Alphabet, Inc., Class C	1.3
Kennedy Wilson Europe Real Estate PLC	1.3
Mylan NV	1.2
American Tower Corp.	1.2
TOTAL	15.7
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Within the information technology portfolio, we favor software and services companies with predictable businesses and the potential for generous margin expansion. While we are cautiously optimistic that demand will remain robust across the technology sector, we are focused on buying stocks where earnings estimates aren't reliant on significant economic improvement.

MANAGED BY

The Seaport Fund is managed by a 12-person team at Wellington Management.

TOP 10 HOLDINGS AS OF 10/31/15 (%) (SHORT)

iShares Russell Mid-Cap Growth ETF	-5.6
SPDR S&P 500 ETF Trust	-5.5
iShares Russell 2000 ETF	-4.9
iShares NASDAQ Biotechnology ETF	-4.6
Vanguard FTSE Developed Markets ETF	-3.4
Health Care Select Sector SPDR Fund	-2.7
SPDR S&P Biotech ETF	-2.3
iShares Russell 2000 Growth ETF	-1.7
Consumer Staples Select Sector SPDR Fund	-1.7
SPDR S&P Pharmaceuticals ETF	-1.5
TOTAL	-33.9
As a percentage of net assets.

The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	1.77	1.49	2.79
Class C2	5.34	3.90	7.40
Class I3	7.50	4.68	8.90
Class R6[3]	7.58	4.88	9.30
Class NAV[3]	7.58	4.88	9.30
Index†	2.33	5.44	10.38

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	3.27	3.97	2.96	2.85	2.83
Net (%)	3.27	3.97	2.96	2.83	2.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	10,740	10,740	11,038
Class I3	12-20-13	10,890	10,890	11,038
Class R6[3]	12-20-13	10,930	10,930	11,038
Class NAV[3]	12-20-13	10,930	10,930	11,038

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,004.60	$16.62	3.29%
Class C	1,000.00	1,000.90	19.97	3.96%
Class I	1,000.00	1,006.50	14.97	2.96%
Class R6	1,000.00	1,006.40	15.27	3.02%
Class NAV	1,000.00	1,006.40	14.51	2.87%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,008.60	$16.66	3.29%
Class C	1,000.00	1,005.20	20.01	3.96%
Class I	1,000.00	1,010.30	15.00	2.96%
Class R6	1,000.00	1,010.00	15.30	3.02%
Class NAV	1,000.00	1,010.70	14.55	2.87%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 96.3%		$729,963,689
(Cost $706,120,533)
Consumer discretionary 7.6%		57,862,778
Auto components 0.0%
Hota Industrial Manufacturing Company, Ltd.	114,000	377,933
Automobiles 0.1%
Tesla Motors, Inc. (I)(L)	3,325	688,042
Hotels, restaurants and leisure 1.9%
Chipotle Mexican Grill, Inc. (I)(L)	5,132	3,285,660
Diamond Resorts International, Inc. (I)	220,621	6,274,461
Hilton Worldwide Holdings, Inc.	100,765	2,518,117
Jack in the Box, Inc.	32,995	2,459,117
Household durables 0.7%
Harman International Industries, Inc. (L)	32,441	3,567,212
Sony Corp.	59,500	1,691,311
Internet and catalog retail 2.4%
Amazon.com, Inc. (I)(L)	19,569	12,248,237
Expedia, Inc. (L)	17,785	2,424,096
HSN, Inc.	41,443	2,563,250
TripAdvisor, Inc. (I)(L)	15,210	1,274,294
Media 1.6%
IMAX Corp. (I)	154,019	5,912,789
Sky PLC	310,712	5,243,489
Twenty-First Century Fox, Inc., Class A (L)	24,110	739,936
Specialty retail 0.5%
Advance Auto Parts, Inc.	19,568	3,882,878
Textiles, apparel and luxury goods 0.4%
Samsonite International SA	918,300	2,711,956
Consumer staples 2.9%		22,299,826
Food and staples retailing 1.0%
CVS Health Corp. (L)	44,860	4,431,271
Rite Aid Corp. (I)(L)	117,370	924,876
Walgreens Boots Alliance, Inc. (L)	25,200	2,133,936
Food products 1.9%
Greencore Group PLC	840,437	3,907,770
Mondelez International, Inc., Class A (L)	165,955	7,660,483
Nomad Foods, Ltd. (I)	221,979	3,241,490
Financials 22.8%		172,512,078
Banks 8.6%
Bank of America Corp. (L)	305,452	5,125,485

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
BankUnited, Inc. (L)	194,760	$7,241,177
BNP Paribas SA	25,845	1,566,135
Canadian Imperial Bank of Commerce	34,300	2,630,471
Citigroup, Inc. (L)	93,090	4,949,595
Citizens Financial Group, Inc.	74,900	1,820,070
Comerica, Inc. (L)	104,328	4,527,835
Credit Agricole SA	115,898	1,463,848
FCB Financial Holdings, Inc., Class A (I)(L)	26,120	928,827
First Citizens BancShares, Inc., Class A (L)	9,443	2,418,730
First Niagara Financial Group, Inc.	350,978	3,632,622
First Republic Bank (L)	39,162	2,557,670
ICICI Bank, Ltd., ADR (L)	735,754	6,342,199
ING Groep NV	114,115	1,666,882
Japan Post Bank Company, Ltd. (I)	24,600	295,600
National Bank of Canada	52,200	1,728,955
Piraeus Bank SA (I)	986,175	101,814
Talmer Bancorp, Inc., Class A (L)	108,990	1,833,212
The PNC Financial Services Group, Inc. (L)	133,287	12,030,485
Wells Fargo & Company (L)	46,355	2,509,660
Capital markets 2.9%
American Capital, Ltd. (I)(L)	126,357	1,616,106
Anima Holding SpA (S)	239,974	2,349,649
Fairfax India Holdings Corp. (I)(S)	88,700	931,350
Financial Engines, Inc. (L)	40,885	1,314,862
Henderson Group PLC	461,402	2,033,789
Invesco, Ltd.	101,552	3,368,480
Julius Baer Group, Ltd. (I)	64,478	3,196,980
Jupiter Fund Management PLC	226,359	1,570,058
Legg Mason, Inc.	38,160	1,707,660
Moelis & Company, Class A (L)	56,047	1,652,266
Northern Trust Corp. (L)	35,036	2,466,184
Consumer finance 0.7%
Springleaf Holdings, Inc. (I)(L)	79,893	3,747,781
Synchrony Financial (I)	52,200	1,605,672
Diversified financial services 1.9%
Cerved Information Solutions SpA (I)	231,787	1,755,985
Eurazeo SA	28,002	1,971,709
MarketAxess Holdings, Inc.	13,304	1,347,828
Markit, Ltd. (I)	119,747	3,652,284
MSCI, Inc. (L)	86,641	5,804,947
Insurance 4.6%
Ageas	77,958	3,437,780

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Insurance (continued)
AIA Group, Ltd.	281,600	$1,651,114
American International Group, Inc. (L)	221,402	13,961,610
Assured Guaranty, Ltd. (L)	168,717	4,629,594
Aviva PLC	307,343	2,296,949
Hastings Group Holdings, Ltd. (I)(S)	10,164	24,757
Japan Post Insurance Company, Ltd. (I)	6,100	111,212
Principal Financial Group, Inc. (L)	53,727	2,694,946
Prudential Financial, Inc. (L)	16,438	1,356,135
The Hartford Financial Services Group, Inc. (L)	48,818	2,258,321
XL Group PLC	56,883	2,166,105
Real estate investment trusts 3.0%
American Tower Corp. (L)	87,500	8,945,125
Grivalia Properties REIC AE	152,095	1,386,161
Healthcare Realty Trust, Inc.	15,400	405,944
Healthcare Trust of America, Inc., Class A	14,730	387,546
Iron Mountain, Inc. (L)	29,500	903,880
Kennedy Wilson Europe Real Estate PLC	537,230	9,886,294
Physicians Realty Trust	23,960	382,881
Real estate management and development 1.1%
Forest City Enterprises, Inc., Class A (I)	134,336	2,968,826
Kennedy-Wilson Holdings, Inc. (L)	211,747	5,192,036
Health care 32.0%		242,365,949
Biotechnology 8.5%
Actelion, Ltd. (I)	12,905	1,791,396
Agios Pharmaceuticals, Inc. (I)(L)	14,600	1,063,756
Alkermes PLC (I)(L)	108,591	7,809,865
Alnylam Pharmaceuticals, Inc. (I)(L)	23,600	2,028,420
Amgen, Inc.	7,170	1,134,151
Anacor Pharmaceuticals, Inc. (I)(L)	30,377	3,414,679
Arena Pharmaceuticals, Inc. (I)(L)	150,532	284,505
Baxalta, Inc.	20,933	721,351
BioCryst Pharmaceuticals, Inc. (I)(L)	137,500	1,236,125
Biogen, Inc. (I)	5,650	1,641,382
Celgene Corp. (I)(L)	16,860	2,068,891
Cepheid, Inc. (I)	23,870	797,258
Dyax Corp. (I)(L)	114,880	3,162,646
Epizyme, Inc. (I)(L)	23,950	313,506
Exelixis, Inc. (I)	88,510	532,830
Five Prime Therapeutics, Inc. (I)	15,110	485,787
Foundation Medicine, Inc. (I)(L)	2,548	57,126
Galapagos NV (I)	81,673	3,935,262
Genus PLC	49,999	1,119,106

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Gilead Sciences, Inc. (L)	22,450	$2,427,519
Incyte Corp. (I)(L)	21,900	2,573,907
Innate Pharma SA (I)	62,893	904,789
Invitae Corp. (I)	83,302	634,761
Ironwood Pharmaceuticals, Inc. (I)(L)	81,247	922,966
Karyopharm Therapeutics, Inc. (I)	19,610	261,794
Neurocrine Biosciences, Inc. (I)(L)	25,130	1,233,632
Novavax, Inc. (I)(L)	154,880	1,045,440
Otonomy, Inc. (I)	43,389	938,938
Portola Pharmaceuticals, Inc. (I)(L)	52,526	2,500,763
Prothena Corp. PLC (I)(L)	54,060	2,784,631
PTC Therapeutics, Inc. (I)	28,390	706,059
Regeneron Pharmaceuticals, Inc. (I)(L)	11,515	6,418,346
Regulus Therapeutics, Inc. (I)	101,780	676,837
Seattle Genetics, Inc. (I)	6,390	265,121
TESARO, Inc. (I)	23,290	1,058,996
Ultragenyx Pharmaceutical, Inc. (I)	36,380	3,614,353
Vertex Pharmaceuticals, Inc. (I)	13,177	1,643,699
Health care equipment and supplies 5.2%
AtriCure, Inc. (I)(L)	91,145	1,688,461
Baxter International, Inc. (L)	76,283	2,852,221
Becton, Dickinson and Company (L)	73,325	10,450,279
Boston Scientific Corp. (I)(L)	154,910	2,831,755
Cardiovascular Systems, Inc. (I)(L)	64,140	878,718
ConforMIS, Inc. (I)	28,190	551,678
DexCom, Inc. (I)	7,487	623,817
Endologix, Inc. (I)(L)	80,350	686,189
Globus Medical, Inc., Class A (I)(L)	75,875	1,695,806
HeartWare International, Inc. (I)(L)	45,381	1,960,005
Insulet Corp. (I)(L)	102,729	3,071,597
K2M Group Holdings, Inc. (I)	23,658	431,759
LDR Holding Corp. (I)	61,640	1,559,492
Medtronic PLC	52,059	3,848,201
Olympus Corp.	10,730	361,937
Quidel Corp. (I)(L)	24,378	468,545
Spectranetics Corp. (I)(L)	74,405	909,229
St. Jude Medical, Inc. (L)	27,740	1,770,089
Stryker Corp. (L)	17,600	1,682,912
Teleflex, Inc.	9,702	1,290,366
Health care providers and services 4.7%
Acadia Healthcare Company, Inc. (I)(L)	11,860	728,323
Accretive Health, Inc. (I)(L)	191,170	391,899
Aetna, Inc. (L)	34,090	3,912,850

SEE NOTES TO FINANCIAL STATEMENTS15

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Al Noor Hospitals Group PLC	51,137	$925,530
Anthem, Inc. (L)	14,290	1,988,454
Cardinal Health, Inc. (L)	22,490	1,848,678
Cigna Corp. (L)	20,490	2,746,480
Envision Healthcare Holdings, Inc. (I)(L)	167,453	4,722,175
HCA Holdings, Inc. (I)(L)	50,550	3,477,335
McKesson Corp. (L)	20,530	3,670,764
MEDNAX, Inc. (I)	10,160	715,975
NMC Health PLC	26,613	312,603
Qualicorp SA	88,550	371,863
Team Health Holdings, Inc. (I)(L)	13,110	782,274
Teladoc, Inc. (I)	36,000	708,120
UnitedHealth Group, Inc. (L)	44,770	5,273,011
Universal Health Services, Inc., Class B (L)	19,960	2,436,916
WellCare Health Plans, Inc. (I)	9,870	874,482
Health care technology 1.9%
Allscripts Healthcare Solutions, Inc. (I)	65,620	922,617
athenahealth, Inc. (I)(L)	18,511	2,822,002
Castlight Health, Inc., B Shares (I)(L)	124,702	630,992
Cerner Corp. (I)(L)	41,870	2,775,562
IMS Health Holdings, Inc. (I)(L)	52,785	1,436,808
Inovalon Holdings, Inc., Class A (I)	54,980	1,267,289
Veeva Systems, Inc., Class A (I)(L)	168,134	4,265,560
Life sciences tools and services 1.0%
Bio-Techne Corp. (L)	18,070	1,593,774
MorphoSys AG (I)	12,596	779,315
PRA Health Sciences, Inc. (I)	20,430	715,867
Quintiles Transnational Holdings, Inc. (I)	6,470	411,816
Tecan Group AG	7,216	982,936
Thermo Fisher Scientific, Inc. (L)	8,110	1,060,626
VWR Corp. (I)	26,660	733,417
WuXi PharmaTech Cayman, Inc., ADR (I)(L)	23,280	1,040,616
Pharmaceuticals 10.7%
Aerie Pharmaceuticals, Inc. (I)	46,866	1,069,013
Allergan PLC (I)	49,840	15,374,145
Almirall SA	8,880	170,925
AstraZeneca PLC	74,026	4,717,861
Bristol-Myers Squibb Company (L)	259,780	17,132,491
Daiichi Sankyo Company, Ltd.	52,390	1,028,889
Eisai Company, Ltd.	76,700	4,797,553
Eli Lilly & Company (L)	24,830	2,025,383
Hikma Pharmaceuticals PLC	21,122	703,830
Kyowa Hakko Kirin Company, Ltd.	51,300	845,579

16SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Merck & Company, Inc. (L)	76,890	$4,202,807
Mylan NV (I)	214,705	9,466,343
Novartis AG	10,175	921,740
Ocular Therapeutix, Inc. (I)	16,000	138,080
Ono Pharmaceutical Company, Ltd.	42,660	5,844,193
Relypsa, Inc. (I)(L)	36,670	586,353
Roche Holding AG	3,537	960,291
Sanofi	9,297	937,842
Shionogi & Company, Ltd.	75,560	3,099,206
Tetraphase Pharmaceuticals, Inc. (I)	93,610	845,298
The Medicines Company (I)(L)	53,435	1,829,614
UCB SA	36,785	3,179,619
XenoPort, Inc. (I)(L)	219,037	1,338,316
Industrials 7.5%		57,028,230
Aerospace and defense 0.1%
DigitalGlobe, Inc. (I)(L)	67,584	1,009,029
Building products 0.7%
Fortune Brands Home & Security, Inc. (L)	97,597	5,107,251
Commercial services and supplies 0.5%
Atento SA (I)	142,435	1,467,081
Edenred	82,815	1,520,556
West Corp. (L)	42,065	1,001,568
Electrical equipment 0.1%
Generac Holdings, Inc. (I)	31,274	987,007
Marine 0.5%
Irish Continental Group PLC	748,835	4,068,019
Professional services 4.0%
Equifax, Inc. (L)	30,625	3,263,706
Experian PLC	173,240	2,952,020
FTI Consulting, Inc. (I)(L)	20,385	693,294
Huron Consulting Group, Inc. (I)(L)	92,395	4,462,679
ManpowerGroup, Inc. (L)	29,900	2,744,222
Nielsen Holdings PLC	42,045	1,997,558
Robert Half International, Inc. (L)	19,130	1,007,386
SThree PLC	186,068	1,034,286
The Advisory Board Company (I)	75,072	3,290,406
Towers Watson & Company, Class A (L)	20,455	2,527,420
TransUnion (I)(L)	5,600	143,976
TriNet Group, Inc. (I)(L)	99,138	1,881,639
Verisk Analytics, Inc. (I)(L)	23,540	1,685,699
WageWorks, Inc. (I)(L)	47,735	2,292,235

SEE NOTES TO FINANCIAL STATEMENTS17

	Shares	Value
Industrials (continued)
Road and rail 0.6%
Landstar System, Inc.	65,415	$4,123,762
Trading companies and distributors 1.0%
AerCap Holdings NV (I)(L)	187,167	7,767,431
Information technology 21.7%		164,322,007
Communications equipment 1.5%
Arista Networks, Inc. (I)(L)	11,365	733,156
Ciena Corp. (I)(L)	81,975	1,978,877
Cisco Systems, Inc. (L)	147,205	4,246,864
Juniper Networks, Inc. (L)	54,800	1,720,172
NetScout Systems, Inc. (I)(L)	16,805	602,795
QUALCOMM, Inc. (L)	13,265	788,206
Radware, Ltd., ADR (I)(L)	31,540	470,261
Ruckus Wireless, Inc. (I)(L)	50,700	571,896
Electronic equipment, instruments and components 0.1%
Fabrinet (I)	36,600	793,122
Internet software and services 5.8%
Akamai Technologies, Inc. (I)(L)	28,540	1,735,803
Alibaba Group Holding, Ltd., ADR (I)(L)	29,725	2,491,847
Alphabet, Inc., Class A (I)(L)	1,995	1,471,093
Alphabet, Inc., Class C (I)(L)	14,200	10,093,502
Benefitfocus, Inc. (I)(L)	43,180	1,380,033
CoStar Group, Inc. (I)(L)	36,660	7,444,546
Demandware, Inc. (I)(L)	6,725	381,308
eBay, Inc. (I)(L)	33,165	925,304
Everyday Health, Inc. (I)(L)	40,600	381,640
Facebook, Inc., Class A (I)(L)	45,221	4,611,185
HomeAway, Inc. (I)(L)	89,495	2,824,462
Marketo, Inc. (I)(L)	30,830	907,327
Tencent Holdings, Ltd.	305,300	5,754,713
Twitter, Inc. (I)(L)	3,980	113,271
VeriSign, Inc. (I)(L)	15,115	1,218,269
Zillow Group, Inc., Class A (I)(L)	15,564	479,527
Zillow Group, Inc., Class C (I)	72,076	1,995,784
IT services 9.0%
Accenture PLC, Class A (L)	36,480	3,910,656
Alliance Data Systems Corp. (I)(L)	15,430	4,587,493
Automatic Data Processing, Inc. (L)	59,035	5,135,455
Cardtronics, Inc. (I)(L)	65,235	2,250,608
Cognizant Technology Solutions Corp., Class A (I)(L)	43,945	2,993,094
EPAM Systems, Inc. (I)(L)	14,760	1,141,686
EVERTEC, Inc. (L)	75,760	1,381,862
ExlService Holdings, Inc. (I)(L)	179,995	7,966,579

18SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
IT services (continued)
Gartner, Inc. (I)(L)	8,060	$730,800
Genpact, Ltd. (I)(L)	302,520	7,496,446
Global Payments, Inc. (L)	20,470	2,792,313
Heartland Payment Systems, Inc. (L)	100,135	7,409,990
MasterCard, Inc., Class A (L)	6,000	593,940
PayPal Holdings, Inc. (I)(L)	85,535	3,080,115
Vantiv, Inc., Class A (I)(L)	55,720	2,794,358
VeriFone Systems, Inc. (I)(L)	152,725	4,603,132
Visa, Inc., Class A (L)	60,775	4,714,925
WEX, Inc. (I)(L)	48,940	4,400,195
Worldpay Group PLC (I)(S)	106,200	456,773
Semiconductors and semiconductor equipment 2.2%
Avago Technologies, Ltd.	14,445	1,778,613
Cypress Semiconductor Corp. (I)(L)	234,220	2,468,679
First Solar, Inc. (I)(L)	9,425	537,885
Globalwafers Company, Ltd.	187,865	401,869
Mellanox Technologies, Ltd. (I)	87,108	4,103,658
ON Semiconductor Corp. (I)(L)	278,500	3,063,500
Siltronic AG (I)	13,544	353,167
Sino-American Silicon Products, Inc. (I)	325,000	403,496
SK Hynix, Inc.	45,479	1,217,119
Sumco Corp.	165,700	1,670,372
SunEdison Semiconductor, Ltd. (I)	70,395	756,746
Software 2.8%
Activision Blizzard, Inc. (L)	73,350	2,549,646
Adobe Systems, Inc. (I)(L)	13,995	1,240,797
Fleetmatics Group PLC (I)(L)	21,770	1,211,718
Guidewire Software, Inc. (I)(L)	5,395	314,151
HubSpot, Inc. (I)(L)	13,595	705,309
Intuit, Inc. (L)	16,680	1,625,132
Microsoft Corp. (L)	52,785	2,778,602
Paylocity Holding Corp. (I)	10,800	362,556
Red Hat, Inc. (I)(L)	9,360	740,470
salesforce.com, Inc. (I)(L)	18,935	1,471,439
ServiceNow, Inc. (I)(L)	13,625	1,112,481
SS&C Technologies Holdings, Inc. (L)	60,739	4,503,797
Verint Systems, Inc. (I)(L)	43,150	2,053,077
Workday, Inc., Class A (I)	2,100	165,837
Technology hardware, storage and peripherals 0.3%
Hewlett-Packard Company (I)(L)	13,340	359,646
Nimble Storage, Inc. (I)(L)	38,275	865,015
Pure Storage, Inc., Class A (I)	19,500	343,785
Western Digital Corp. (L)	9,100	608,062

SEE NOTES TO FINANCIAL STATEMENTS19

			Shares	Value
Materials 1.6%				$12,006,992
Chemicals 0.4%
Monsanto Company			7,520	701,014
Platform Specialty Products Corp. (I)			248,700	2,596,428
Construction materials 1.2%
Buzzi Unicem SpA			251,644	4,257,845
Headwaters, Inc. (I)(L)			216,628	4,451,705
Telecommunication services 0.2%				1,565,829
Wireless telecommunication services 0.2%
NTT DOCOMO, Inc.			80,400	1,565,829
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.7%				$4,913,792
(Cost $4,917,269)
Consumer discretionary 0.2%				1,202,621
Media 0.2%
Time Warner Cable, Inc.	5.875	11-15-40	1,260,000	1,202,621
Telecommunication services 0.5%				3,711,171
Diversified telecommunication services 0.2%
Frontier Communications Corp. (S)	11.000	09-15-25	1,425,000	1,493,571
Wireless telecommunication services 0.3%
Sprint Capital Corp.	8.750	03-15-32	2,464,000	2,217,600
			Shares/Par	Value
Purchased options 0.2%				$1,698,689
(Cost $2,125,567)
Call options 0.0%				57,152
Exchange Traded on Comerica, Inc. (Expiration Date: 1-15-16; Strike Price: $50.00) (I)			78,300	53,244
Exchange Traded on Financial Select Sector SPDR Fund FLEX Options (Expiration Date: 12-16-15; Strike Price: $26.00) (I)			173,900	3,908
Put options 0.2%				1,641,537
Exchange Traded on Financial Select Sector SPDR Fund FLEX Options (Expiration Date: 4-13-16; Strike Price: $21.50) (I)			926,700	454,083
Exchange Traded on iShares Russell 2000 ETF (Expiration Date: 1-15-16; Strike Price: $112.00) (I)			109,700	318,679
Exchange Traded on iShares Russell 2000 ETF (Expiration Date: 1-15-16; Strike Price: $113.00) (I)			33,400	108,049
Exchange Traded on iShares Russell 2000 ETF (Expiration Date: 3-18-16; Strike Price: $111.00) (I)			33,400	138,276
Exchange Traded on S&P 500 Index (Expiration Date: 1-15-16; Strike Price: $2,025.00) (I)			1,800	71,370
Exchange Traded on S&P 500 Index (Expiration Date: 3-18-16; Strike Price: $1,975.00) (I)			8,800	455,840
Over the Counter on EURO STOXX 50 Price (Expiration Date: 1-20-17; Strike Price: EUR 2,399.39; Counterparty: JP Morgan Chase & Co.) (I)			387	25,757

20SEE NOTES TO FINANCIAL STATEMENTS

		Shares/Par	Value
Put options (continued)
	Over the Counter on EURO STOXX 50 Price (Expiration Date: 1-20-17; Strike Price: EUR 2,670.71; Counterparty: Credit Suisse International) (I)	386	$27,190
	Over the Counter on KOSPI 200 Index (Expiration Date: 1-12-17; Strike Price: KRW 171.29; Counterparty: Goldman Sachs & Company) (I)	10,940,690	18,330
	Over the Counter on KOSPI 200 Index (Expiration Date: 1-12-17; Strike Price: KRW 171.29; Counterparty: JP Morgan Chase & Co.) (I)	14,302,675	23,963
	Over the Counter on S&P 500 Index Contingent Interest Payment (Expiration Date: 12-17-15; Strike Price: $1,832.08; Counterparty: JPMorgan Clearing Corp.) (I)	1,676	0
	Yield (%)	Shares	Value
Short-term investments 10.0%			$75,628,304
(Cost $75,628,304)
Money market funds 10.0%			75,628,304
State Street Institutional U.S. Government Money Market Fund	0.0000(Y)	75,628,304	75,628,304
Total investments (Cost $788,791,673)† 107.2%			$812,204,474
Other assets and liabilities, net (7.2%)*			($54,531,737)
Total net assets 100.0%			$757,672,737
		Shares	Value
Investments sold short (48.2)%
(Proceeds received $364,647,303)
Exchange-traded funds
	Alerian MLP ETF	(29,292)	(398,075)
	Consumer Staples Select Sector SPDR Fund	(255,985)	(12,768,532)
	Financial Select Sector SPDR Fund	(412,900)	(9,942,632)
	Health Care Select Sector SPDR Fund	(284,490)	(20,295,517)
	iShares Core S&P Small-Cap ETF	(67,735)	(7,657,442)
	iShares Global Utilities ETF	(38,310)	(1,750,384)
	iShares iBoxx Investment Grade Corporate Bond ETF	(49,869)	(5,805,749)
	iShares MSCI Brazil Capped ETF	(28,795)	(658,542)
	iShares MSCI Canada ETF	(258,960)	(6,163,248)
	iShares MSCI Emerging Markets ETF	(40,165)	(1,400,554)
	iShares MSCI Taiwan ETF	(170,090)	(2,364,251)
	iShares NASDAQ Biotechnology ETF	(105,955)	(34,484,114)
	iShares North American Tech ETF	(7,070)	(789,012)
	iShares North American Tech-Software ETF	(54,385)	(5,621,777)
	iShares PHLX Semiconductor ETF	(56,975)	(5,101,542)
	iShares Russell 2000 ETF	(320,908)	(37,013,529)
	iShares Russell 2000 Growth ETF	(91,965)	(13,017,646)
	iShares Russell Mid-Cap Growth ETF	(452,374)	(42,604,583)
	iShares S&P Small-Cap 600 Growth ETF	(21,225)	(2,696,849)
	iShares Transportation Average ETF	(24,300)	(3,549,744)
	iShares US Consumer Goods ETF	(27,475)	(3,008,787)
	iShares US Medical Devices ETF	(2,530)	(301,627)

SEE NOTES TO FINANCIAL STATEMENTS21

	Shares	Value
Exchange-traded funds
iShares US Technology ETF	(57,750)	($6,309,188)
PowerShares Dynamic Retail Portfolio	(93,935)	(3,539,471)
PowerShares QQQ Trust Series 1	(62,882)	(7,126,417)
PureFunds ISE Cyber Security ETF (I)	(237,265)	(6,358,702)
SPDR S&P 500 ETF Trust	(200,742)	(41,740,284)
SPDR S&P Biotech ETF	(265,450)	(17,686,934)
SPDR S&P Pharmaceuticals ETF	(239,230)	(11,681,601)
SPDR S&P Regional Banking ETF	(271,138)	(11,612,841)
SPDR S&P Retail ETF	(32,800)	(1,505,192)
SPDR S&P Transportation ETF	(107,480)	(5,018,241)
Vanguard Consumer Staples ETF	(32,020)	(4,108,486)
Vanguard FTSE Developed Markets ETF	(671,351)	(25,538,192)
Vanguard FTSE Emerging Markets ETF	(50,512)	(1,759,838)
Vanguard FTSE Europe ETF	(16,740)	(871,819)
Vanguard Small-Cap Growth ETF	(26,890)	(3,315,268)
Total Investments sold short (Proceeds received $364,647,303)		($365,566,610)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
KRW	Korean Won
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
(I)	Non-income producing security.
(L)	A portion of this security is segregated at the custodian as collateral for securities sold short. At 10-31-15, the value segregated was $194,793,466.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
*	Includes investments sold short.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $798,571,196. Net unrealized appreciation aggregated $13,633,278, of which $44,015,190 related to appreciated investment securities and $30,381,912 related to depreciated investment securities.

22SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $788,791,673)	$812,204,474
Cash	1,086,806
Foreign currency, at value (Cost $52,259)	52,497
Cash segregated at custodian for derivative contracts	4,055,497
Cash collateral at broker for short sales	301,770,682
Receivable for investments sold	26,368,599
Receivable for fund shares sold	5,652,492
Receivable for forward foreign currency exchange contracts	86,452
Dividends and interest receivable	580,011
Receivable due from advisor	27
Other receivables and prepaid expenses	62,105
Total assets	1,151,919,642
Liabilities
Investments sold short, at value (proceeds received $364,647,303)	365,566,610
Payable for collateral held by fund	17,000
Payable for investments purchased	26,276,319
Payable for forward foreign currency exchange contracts	31,728
Payable for fund shares repurchased	1,369,799
Written options, at value (premium received $600,478)	433,587
Payable for broker fees and expenses on short sales	356,622
Payable to affiliates
Accounting and legal services fees	15,607
Transfer agent fees	49,365
Trustees' fees	470
Other liabilities and accrued expenses	129,798
Total liabilities	394,246,905
Net assets	$757,672,737
Net assets consist of
Paid-in capital	$746,658,439
Accumulated net investment loss	(6,291,497)
Accumulated net realized gain (loss) on investments, securities sold short, futures contracts, options written, foreign currency transactions and swap agreements	(5,413,596)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written and translation of assets and liabilities in foreign currencies	22,719,391
Net assets	$757,672,737

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($16,336,664 ÷ 1,510,558 shares)[1]	$10.81
Class C ($9,020,464 ÷ 839,969 shares)[1]	$10.74
Class I ($501,823,645 ÷ 46,096,065 shares)	$10.89
Class R6 ($453,238 ÷ 41,475 shares)	$10.93
Class NAV ($230,038,726 ÷ 21,051,466 shares)	$10.93
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.38

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$3,987,983
Interest	87,147
Less foreign taxes withheld	(92,826)
Total investment income	3,982,304
Expenses
Investment management fees	5,455,279
Dividends on investment sold short	2,695,785
Broker fees and expenses on short sales	2,195,734
Distribution and service fees	35,144
Accounting and legal services fees	72,848
Transfer agent fees	142,304
Trustees' fees	4,746
State registration fees	74,753
Printing and postage	8,866
Professional fees	97,394
Custodian fees	108,161
Registration and filing fees	46,287
Other	11,594
Total expenses	10,948,895
Less expense reductions	(47,789)
Net expenses	10,901,106
Net investment loss	(6,918,802)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	14,287,272
Securities sold short	(6,508,743)
Futures contracts	(5,804,650)
Written options	142,225
Swap contracts	(205,096)
1,911,008
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	7,552,285
Securities sold short	4,617,674
Futures contracts	16,860
Written options	21,404
Swap contracts	108,536
12,316,759
Net realized and unrealized gain	14,227,767
Increase in net assets from operations	$7,308,965

SEE NOTES TO FINANCIAL STATEMENTS25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment loss	($6,918,802)	($2,875,891)
Net realized gain (loss)	1,911,008	(5,104,710)
Change in net unrealized appreciation (depreciation)	12,316,759	10,402,632
Increase in net assets resulting from operations	7,308,965	2,422,031
From fund share transactions	531,191,705	216,750,036
Total increase	538,500,670	219,172,067
Net assets
Beginning of year	219,172,067	—
End of year	$757,672,737	$219,172,067
Accumulated net investment loss	($6,291,497)	($44,164)

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the year ended 10-31-15

Net increase in net assets from operations	$7,308,965
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(806,883,683)
Long-term investments sold	321,558,779
Purchases to cover short sales	(227,588,743)
Proceeds from short sales	482,614,830
Increase in short-term investments	(77,013,392)
Increase in foreign currency	(52,363)
Decrease in cash held at broker for futures contracts	29,340
Increase in cash segregated at custodian for derivative contracts	(3,574,318)
Increase in receivable for investments sold	(19,759,574)
Increase in unrealized appreciation/depreciation for forward foreign currency exchange contracts	(16,273)
Increase in dividends and interest receivable	(457,621)
Increase in unrealized appreciation/depreciation of swap contracts	(161,575)
Decrease in receivable due from advisor	16,379
Decrease in other receivables and prepaid expenses	4,843
Increase in cash collateral at broker for short sales	(210,301,740)
Increase in payable for collateral held by fund	17,000
Increase in payable for investments purchased	19,257,365
Increase in payable for written options	366,991
Decrease in payable for futures variation margin	(9,772)
Increase in payable to affiliates	58,162
Increase in other liabilities and accrued expenses	12,120
Decrease in dividends payable for securities sold short	(37,786)
Net change in unrealized (appreciation) depreciation on investments	(7,529,945)
Net change in unrealized (appreciation) depreciation on investments sold short	(4,617,674)
Net realized gain on investments	(12,946,460)
Net realized loss on investments sold short	6,508,743
Net cash used in operating activities	($533,197,402)
Cash flows from financing activities
Increase in payable for broker fees and expenses on short sales	$253,588
Fund shares sold	620,566,662
Fund shares repurchased	(89,374,957)
Increase in receivable for fund shares sold	(5,627,105)
Increase in payable for fund shares repurchased	1,336,257
Net cash provided by financing activities	$527,154,445
Net decrease in cash	($6,042,957)

Cash at beginning of period	$7,129,763
Cash at end of period	$1,086,806

SEE NOTES TO FINANCIAL STATEMENTS27

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.10	$10.00
Net investment loss[2]	(0.24)	(0.21)
Net realized and unrealized gain on investments	0.95	0.31
Total from investment operations	0.71	0.10
Net asset value, end of period	$10.81	$10.10
Total return (%)[3,4]	7.13	1.00	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	3.43	4.29	[6]
Expenses including reductions[7]	3.28	3.44	[6]
Net investment loss	(2.31)	(2.51	) [6]
Portfolio turnover (%)	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	Includes dividends on investments sold short and broker fees and expenses on short sales for the year ended October 31, 2015 and the period ended October 31, 2014 which were equivalent to a net annual effective rate of 1.34% and 1.11%, respectively, of the fund's average daily net assets.

28SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.10	$9.86
Net investment loss[2]	(0.32)	(0.15)
Net realized and unrealized gain on investments	0.96	0.39
Total from investment operations	0.64	0.24
Net asset value, end of period	$10.74	$10.10
Total return (%)[3,4]	6.34	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.34	10.15	[7]
Expenses including reductions[8]	4.00	4.12	[7]
Net investment loss	(3.04)	(3.31	) [7]
Portfolio turnover (%)	396	375	[9]

1	The inception date for Class C shares is 5-16-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Includes dividends on investments sold short and broker fees and expenses on short sales for the year ended October 31, 2015 and the period ended October 31, 2014 which were equivalent to a net annual effective rate of 1.34% and 1.11%, respectively, of the fund's average daily net assets.
9	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS29

Class I Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.13	$10.00
Net investment loss[2]	(0.21)	(0.19)
Net realized and unrealized gain on investments	0.97	0.32
Total from investment operations	0.76	0.13
Net asset value, end of period	$10.89	$10.13
Total return (%)[3]	7.50	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$502	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	3.00	3.16	[5]
Expenses including reductions[6]	2.99	3.03	[5]
Net investment loss	(2.04)	(2.20	) [5]
Portfolio turnover (%)	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Includes dividends on investments sold short and broker fees and expenses on short sales for the year ended October 31, 2015 and the period ended October 31, 2014 which were equivalent to a net annual effective rate of 1.34% and 1.11%, respectively, of the fund's average daily net assets.

30SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.00
Net investment loss[2]	(0.22)	(0.17)
Net realized and unrealized gain on investments	0.99	0.33
Total from investment operations	0.77	0.16
Net asset value, end of period	$10.93	$10.16
Total return (%)[3]	7.58	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.99	22.57	[6]
Expenses including reductions[7]	3.03	2.84	[6]
Net investment loss	(2.05)	(1.90	) [6]
Portfolio turnover (%)	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Includes dividends on investments sold short and broker fees and expenses on short sales for the year ended October 31, 2015 and the period ended October 31, 2014 which were equivalent to a net annual effective rate of 1.34% and 1.11%, respectively, of the fund's average daily net assets.

SEE NOTES TO FINANCIAL STATEMENTS31

Class NAV Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.00
Net investment loss[2]	(0.20)	(0.17)
Net realized and unrealized gain on investments	0.97	0.33
Total from investment operations	0.77	0.16
Net asset value, end of period	$10.93	$10.16
Total return (%)[3]	7.58	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$230	$196
Ratios (as a percentage of average net assets):
Expenses before reductions	2.99	2.87	[5]
Expenses including reductions[6]	2.99	2.85	[5]
Net investment loss	(1.82)	(1.91	) [5]
Portfolio turnover (%)	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Includes dividends on investments sold short and broker fees and expenses on short sales for the year ended October 31, 2015 and the period ended October 31, 2014 which were equivalent to a net annual effective rate of 1.34% and 1.11%, respectively, of the fund's average daily net assets.

32SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Seaport Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds sold short, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$57,862,778	$47,838,089	$10,024,689	—
Consumer staples	22,299,826	15,150,566	7,149,260	—
Financials	172,512,078	135,745,362	36,359,904	$406,812
Health care	242,365,949	203,673,684	38,692,265	—
Industrials	57,028,230	47,453,349	9,574,881	—
Information technology	164,322,007	154,064,498	10,257,509	—
Materials	12,006,992	7,749,147	4,257,845	—
Telecommunication services	1,565,829	—	1,565,829	—
Corporate bonds
Consumer discretionary	1,202,621	—	1,202,621	—
Telecommunication services	3,711,171	—	3,711,171	—
Purchased options	1,698,689	1,145,458	553,231	—
Short-term investments	75,628,304	75,628,304	—	—
Total investments in securities	$812,204,474	$688,448,457	$123,349,205	$406,812
Investments sold short and other financial instruments:
Exchange-traded funds	($365,566,610)	($365,566,610)	—	—
Forward foreign currency contracts	$54,724	—	$54,724	—
Written options	($433,587)	($313,116)	($120,471)	—

Securities sold short. The fund may sell securities short or maintain a short position in anticipation of the decline in the market value of that security (a short sale), including securities that the fund does not own. To complete the short sale, the fund must borrow the security to make delivery to the buyer. The fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. For the year ended October 31, 2015, the fund paid $2,695,785 in dividends on short sales, as shown in the Statement of operations.

The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price of the security at replacement may differ from the price at which the security was sold. The fund will incur a loss, as a result of the short sale, if the price of the security increases between the date of the short sale and when the fund replaces the borrowed security. This loss may be unlimited. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

The fund has an agreement with a prime broker in order to execute its short sales strategy. The usage of a prime broker involves counterparty risk, including the risk that a prime broker may default on its obligation and that the fund may lose its collateral deposit or short sale proceeds. The fund incurs expenses as a result of executing the short sale strategy and the maintenance of any margin, as required by the prime brokerage agreement. For the year ended October 31, 2015, the fund incurred broker fees and expenses on short sales in the amount of $2,195,734, as shown in the Statement of operations.

Dividends on investments sold short and broker fees and expenses on short sales incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 1.34% of the fund's average daily net assets.

The proceeds of the short sale may be retained by the broker to meet margin requirements or the fund may reinvest short sale proceeds. Because the fund may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The fund is required to segregate cash or securities with its custodian, so that the amount segregated plus the amount retained by the broker is at least equal to the current value of the securities sold short. At October 31, 2015, the fund had cash collateral held at the broker for securities sold short in the amount of $301,770,682, as shown in the Statement of assets and liabilities. In addition, at October 31, 2015, the fund had segregated securities at the custodian with market value of $194,793,466 as shown in the Fund's investments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $1,098. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through February 28, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late year losses of $5,638,015 are treated as occurring on November 1, 2015, the first day of the fund's next taxable year.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

As of October 31, 2015, the components of distributable earnings on a tax basis consist of $3,845,106 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, derivative transactions and wash sale loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments, cash segregated at custodian for derivative contracts or cash held at broker for securities sold short.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2015, the fund used futures contracts to manage against anticipated interest rate changes and to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging up to $853,193, as measured at each quarter end. There were no futures contracts held at October 31, 2015.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $1.7 million to $24.3 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	1,200,000	USD	866,550	Westpac Banking Corporation	11/30/2015	—	($12,029)	($12,029)
JPY	49,090,000	USD	411,121	State Street Bank and Trust Company	11/4/2015	—	(4,309)	(4,309)
JPY	138,238,000	USD	1,141,100	BNP Paribas SA	11/30/2015	$4,746	—	4,746
JPY	138,240,000	USD	1,141,197	Citibank, N.A.	11/30/2015	4,666	—	4,666
JPY	138,240,000	USD	1,141,592	HSBC Bank USA	11/30/2015	4,271	—	4,271
JPY	138,240,000	USD	1,141,107	State Street Bank and Trust Company	11/30/2015	4,755	—	4,755
USD	14,362,756	EUR	12,995,000	Goldman Sachs International	11/30/2015	68,014	—	68,014
USD	4,123,126	GBP	2,685,000	Citibank, N.A.	11/30/2015	—	(15,390)	(15,390)
						$86,452	($31,728)	$54,724

Currency abbreviation
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2015, the fund used purchased options to manage against anticipated changes in securities markets, gain exposure to certain securities markets, as a substitute for securities purchased and manage against anticipated currency exchange rates. The fund held purchased options with market values ranging from $339,501 to $1.7 million, as measured at each quarter end.

During the year ended October 31, 2015, the fund wrote option contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets, as a substitute for securities purchased. The following tables summarize the fund's written options activities during the year ended October 31, 2015 and the contracts held at October 31, 2015:

	Number of contracts	Premiums received
Outstanding, beginning of period	2,390	$212,083
Options written	1,746,500	1,506,219
Option closed	(148,844)	(740,526)
Options exercised	—	—
Options expired	(1,585,899)	(377,298)
Outstanding, end of period	14,147	$600,478

Options on Index
Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Puts
S&P 500 Index	1,775	Jan 2016	18	$13,841	($14,130)
S&P 500 Index	1,775	Mar 2016	18	35,981	(37,170)
S&P 500 Index	1,750	Mar 2016	70	132,787	(129,150)
Select Sector SPDR - Financial FLEX	18	Apr 2016	9,267	110,815	(120,471)
			9,373	$293,424	($300,921)

Options on securities
Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Puts
Athenahealth, Inc.	115	Dec 2015	133	$52,821	($7,315)
iShares Russell 2000 ETF	99	Mar 2016	334	46,745	(51,770)
iShares Russell 2000 ETF	99	Jan 2016	334	19,859	(22,378)
iShares Russell 2000 ETF	94	Jan 2016	1,097	129,971	(41,137)
Rite Aid Corp	5	Jan 2016	2,876	57,658	(10,066)
			4,774	$307,054	($132,666)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2015, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $863,400, as measured at each quarter end. There were no credit default buys swap contracts held at October 31, 2015.

Total return swaps Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

During the year ended October 31, 2015, the fund used total return swaps to manage equity exposure. The fund held total return swap contracts with total USD notional amounts up to $17.2 million, as measured at each quarter end. There were no total return swap contracts held at October 31, 2015.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Investments, at value*	Purchased options	$1,698,689	—
Foreign currency	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	86,452	($31,728)
Equity	Written options, at value	Written options	—	(433,587)
			$1,785,141	($465,315)

*Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2015:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Investments (Purchased options)	Written options	Swap contracts	Total
Interest rate	($5,451)	—	—	—	($1,094)	($6,545)
Equity	(5,799,199)	—	($1,124,597)	$71,445	(212,666)	(7,065,017)
Foreign currency	—	$1,351,596	1,016,403	70,780	—	2,438,779
Credit	—	—	—	—	8,664	8,664
Total	($5,804,650)	$1,351,596	($108,194)	$142,225	($205,096)	($4,624,119)

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2015:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Investments (Purchased options)	Written options	Swap contracts	Total
Interest rate	$2,652	—	—	—	$1,522,413	$1,525,065
Equity	14,208	—	$38,777	$21,404	(1,437,146)	(1,362,757)
Foreign currency	—	$16,273	(100,749)	—	—	(84,476)
Credit	—	—	—	—	23,269	23,269
Total	$16,860	$16,273	($61,972)	$21,404	$108,536	$101,101

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of 1.50% of the fund's average daily net assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class C shares of the fund to the extent they exceed 1.25% of the fund's average net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class A and Class I shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceeded 0.55% and 0.25%, respectively, of the average annual net assets of the Class, on an annualized basis.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.25% of average annual net assets, on an annualized basis. Expenses means all the expense of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent fees and services fees, borrowing costs, prime brokerage fees, acquired fund fees and expense paid indirectly, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund. Prior to March 1, 2015, this waiver excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

The expense reductions described above for the year ended October 31, 2015, amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,931	Class R6	$6,917
Class C	6,889	Class NAV	18,294
Class I	8,758	Total	$47,789

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015, were equivalent to a net annual effective rate of 1.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the for the year ended October 31, 2015, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $67,713 for the year ended October 31, 2015. Of this amount, $11,209 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $56,254 was paid as sales commissions to broker-dealers and $250 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $390 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$14,519	$6,041	$6,967	$638
Class C	20,625	2,621	6,879	42
Class I	—	133,606	7,517	928
Class R6	—	36	6,805	60
Total	$35,144	$142,304	$28,168	$1,668

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to October 31, 2015, state registration and printing and postage amounted to $46,585 and $7,198, respectively

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2015 and the period ended October 31, 2014 were as follows:

		Year ended 10-31-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,531,945	$16,766,128	559,175	$5,582,794
Repurchased	(538,784)	(5,560,799)	(41,778)	(418,794)
Net increase	993,161	$11,205,329	517,397	$5,164,000
Class C shares[2]
Sold	851,715	$9,180,529	38,936	$389,719
Repurchased	(50,674)	(541,331)	(8)	(76)
Net increase	801,041	$8,639,198	38,928	$389,643
Class I shares
Sold	47,797,615	$531,103,916	1,814,975	$18,367,456
Repurchased	(3,465,443)	(37,245,350)	(51,082)	(512,682)
Net increase	44,332,172	$493,858,566	1,763,893	$17,854,774
Class R6 shares
Sold	31,475	$350,000	10,000	$100,000
Net increase	31,475	$350,000	10,000	$100,000
Class NAV shares
Sold	6,074,980	$63,166,089	20,318,174	$203,810,861
Repurchased	(4,276,251)	(46,027,477)	(1,065,437)	(10,569,242)
Net increase	1,798,729	$17,138,612	19,252,737	$193,241,619
Total net increase	47,956,578	$531,191,705	21,582,955	$216,750,036

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

2 The inception date for Class C shares is 5-16-14.

Affiliates of the fund owned 24% and100% of shares of beneficial interest of Class R6 and Class NAV, respectively, on October 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $806,883,683 and $321,558,779, respectively, for the year ended October 31, 2015. Purchases to cover short sales and proceeds from short sales, amounted to $227,588,743 and $482,614,830, respectively, for the year ended October 31, 2015.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2015, funds within the John Hancock group of funds complex held 30.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Alternative Asset Allocation Portfolio	12.4%
John Hancock Funds II Lifestyle Growth Portfolio	6.2%
John Hancock Funds II Lifestyle Balnced Portfolio	5.9%

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Seaport Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 20, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Seaport Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230741	437A 10/15 12/15

John Hancock

Enduring Assets Fund

(Formerly known as John Hancock Enduring Equity Fund)

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Enduring Assets Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
18	Financial highlights
23	Notes to financial statements
31	Auditor's report
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stock markets finished with slightly positive returns

Despite elevated volatility and concerns about China's growth, the fund's benchmark, the MSCI AC World Index, closed the period with a small gain.

The fund underperformed its reference benchmark

While the fund added value through individual stock selection, the impact of its exposures to certain sectors and geographies detracted.

Currency translation also affected fund performance

The downturn in foreign currencies relative to the U.S. dollar dampened the performance of the fund's non-U.S. investments.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

While the fund is not managed to track a benchmark, its multiple strategies and focus on investments in certain sectors may lead it to lag broad market rallies. The fund is non-diversified and holds a limited number of securities, making it vulnerable to events affecting a single issuer. The fund's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly diversified funds. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Master limited partnerships and other energy companies are susceptible to changes in energy and commodity prices. Natural resource investments are subject to political and regulatory developments, and the uncertainty of exploration. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity or the ability of the fund to sell securities at advantageous prices. Illiquid securities may be difficult to sell at a price approximating their value. Real estate investment trusts may decline in value, just like direct ownership of real estate. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager G. Thomas Levering, Wellington Management Company LLP

G. Thomas Levering
Portfolio Manager
Wellington Management Company LLP

Before we talk about the fund's performance, can you review its investment approach?

The fund invests in companies with physical assets that have very long economic lives, typically measured in decades. These assets tend to have a built-in competitive advantage because they produce attractive returns that are set by regulation or long-term contracts. Examples include electric, gas, and water networks; power-generation plants; oil and gas pipelines; and transportation infrastructure. We don't just focus on companies with regulated assets; we can own any company with enduring physical assets—such as those in the real estate, telecommunication, and natural resources industries—if we think the business possesses a sustainable competitive advantage and a compelling valuation.

Our primary valuation metric for individual companies is intrinsic return, a measure of annualized value creation that combines free cash flow, the net present value of a company's growth investments, and the net present value of the company's pricing power. While market fluctuations can distort short-term performance, we believe the collective intrinsic return of the stocks in the fund is consistent with our objectives of outperforming the global equity markets over time.

Can you describe the market environment of the past year?

The global equity markets experienced volatility during the period. Stock prices were broadly impacted by an accelerating decline in oil prices as well as adverse news flow from Greece and select emerging market countries, such as Brazil, China, and Russia. Worries about a slowdown in China, the world's second largest economy, significantly impacted the global markets in the summer of 2015. These fears were amplified in mid-August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. The U.S. economy remained on a relatively solid footing, however, with positive gross domestic product (GDP) growth, a seven-year low in unemployment, and a healthy housing market.

Within the universe of companies in which the fund invests, energy-related assets experienced poor performance due to the downturn in the prices of oil and natural gas. On the other hand, a strong

4

housing and corporate leasing market led to positive performance from the fund's investments in real estate investment trusts (REITs). The utilities sector also performed well, thanks to the modest decline in U.S. Treasury yields and the elevated demand for defensive investments at a time of above-average market volatility.

What factors impacted the fund's performance?

The fund generated a slightly negative return and underperformed the return of its benchmark, the MSCI AC World Index. While our stock selection process worked well, the fund's allocation to the energy sector, as well as to certain emerging-market stocks, weighed on performance. In addition, currency movements had an adverse impact on fund returns as most major foreign currencies depreciated against the U.S. dollar. We do not hedge against currency risk, as we believe the performance of developed-market currencies will have a negligible impact on longer-term returns.

Among individual stocks, the largest detractors from performance included TransCanada Corp., Enbridge Energy Management LLC, and Beijing Enterprises Holdings, Ltd. The share price of TransCanada, a developer and operator of a North American pipeline network, fell due to uncertainty about U.S. regulation of the Keystone XL pipeline as well as depressed oil and gas prices. Shares of Enbridge Energy, a gas pipeline and processing firm, also declined primarily as a result of weak energy prices during the period. Beijing Enterprises, an operator of piped-gas businesses, water treatment plants, and toll roads in China, lost ground due to broader concerns about the slowing Chinese economy.

Cheung Kong Infrastructure Holdings, Ltd.—the largest publicly listed infrastructure company in Hong Kong, with diversified investments in energy, transportation, water, and other projects—was the leading contributor to performance. The stock gained ground following the announcement of a potential merger with Hong Kong-based Power Assets Holdings, Ltd. (also a fund holding), a move

TOP 10 HOLDINGS AS OF 10/31/15 (%)

UGI Corp.	4.6
National Grid PLC	4.3
NTT DOCOMO, Inc.	4.0
NextEra Energy, Inc.	4.0
Cheung Kong Infrastructure Holdings, Ltd.	4.0
Guangdong Investment, Ltd.	3.9
Suez Environnement Company	3.8
Equity LifeStyle Properties, Inc.	3.5
Power Assets Holdings, Ltd.	3.5
Severn Trent PLC	3.3
TOTAL	38.9
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"While our stock selection process worked well, the fund's allocation to the energy sector, as well as to certain emerging-market stocks, weighed on performance."
that was received positively due to its strategic and operational merits. In addition, the company spun off its Hong Kong electricity business at an attractive valuation. Shares of Equity LifeStyle Properties, Inc., a REIT focused on owning and operating manufactured home communities and recreational-vehicle resorts throughout North America, rose after the company reiterated its expectations for continued growth in community and resort-based rental income and free cash flow. NTT DOCOMO, Inc., a Japanese mobile carrier, also contributed to performance after reporting strong results during the period. The company's operating profits exceeded expectations due to volume-based growth and ongoing cost-cutting efforts, benefiting its stock price. Other top contributors included the French construction company Vinci SA, the French water utility Suez Environnement Company, and the Swiss airport operator Flughafen Zuerich AG, all of which delivered returns well above the broader market.

What are some of the reasons behind the fund's positioning at the close of the period?

We believe that the fund's combination of stable businesses and geographic diversification will help it achieve its long-term return objectives. Given the long-term nature of the underlying assets held by the companies in the portfolio, the fund's turnover remained fairly low.

With that said, we continued to focus our efforts on identifying potentially attractive opportunities

TOP 10 COUNTRIES AS OF 10/31/15 (%)

United States	26.7
Hong Kong	13.5
United Kingdom	10.5
Canada	8.3
France	6.7
Japan	5.8
China	5.8
Italy	5.6
Spain	4.4
South Korea	2.7
TOTAL	90.0
As a percentage of net assets.
Cash and cash equivalents are not included.

6

in companies that met our investment criteria. For example, we recently established a position in American Tower Corp., a U.S.-based REIT that is the largest operator of cellular towers in the country. We believe the company is a stable cash flow generator with the potential to grow by bringing additional carriers onto its existing towers. We also initiated a new position in UIL Holdings Corp., which we believed offered favorable prospective return potential. Upon the completion of UIL's merger with Iberdrola USA (not held), the fund will own shares in the combination of a fast-growing utility and the second-largest wind farm operator in the United States. We eliminated the fund's positions in Hong Kong & China Gas Company, Ltd. and the Chinese oil and gas exploration and production firm Kunlun Energy Company, Ltd. In addition, we purchased shares of the Spanish gas utility Gas Natural SDG SA, which reflects our preference for companies with lower dividend payout ratios that are investing their retained equity in organic growth opportunities with attractive returns.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 10-31-15	as of 10-31-15
Class A	-5.65	2.41	4.53	0.89	0.89
Class C3	-2.55	4.69	8.93	0.31	0.28
Class I4	-0.44	5.54	10.58	1.26	1.25
Class R6[4]	-0.22	5.70	10.89	1.37	1.35
Class NAV[4]	-0.28	5.74	10.97	1.38	1.37
Index†	0.50	4.28	8.12	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.85	2.55	1.53	1.43	1.41
Net (%)	1.85	2.55	1.53	1.41	1.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Enduring Assets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	12-20-13	10,893	10,893	10,812
Class I4	12-20-13	11,058	11,058	10,812
Class R6[4]	12-20-13	11,089	11,089	10,812
Class NAV[4]	12-20-13	11,097	11,097	10,812

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 12-20-13
3	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$964.50	$8.91	1.80%
Class C	1,000.00	959.80	12.79	2.59%
Class I	1,000.00	965.20	7.38	1.49%
Class R6	1,000.00	966.30	6.84	1.38%
Class NAV	1,000.00	966.30	6.84	1.38%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.10	$9.15	1.80%
Class C	1,000.00	1,012.10	13.14	2.59%
Class I	1,000.00	1,017.70	7.58	1.49%
Class R6	1,000.00	1,018.20	7.02	1.38%
Class NAV	1,000.00	1,018.20	7.02	1.38%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 96.6%		$137,750,845
(Cost $129,393,292)
Belgium 2.0%		2,929,010
Groupe Bruxelles Lambert SA	36,085	2,929,010
Canada 8.3%		11,809,951
Canadian National Railway Company	73,180	4,469,935
Enbridge, Inc.	105,585	4,512,959
TransCanada Corp.	84,015	2,827,057
China 5.8%		8,302,853
China Longyuan Power Group Corp., H Shares	4,365,965	3,991,564
ENN Energy Holdings, Ltd.	752,585	4,311,289
France 6.7%		9,522,150
Suez Environnement Company	282,001	5,354,588
Vinci SA	61,901	4,167,562
Hong Kong 13.5%		19,292,510
Beijing Enterprises Holdings, Ltd.	488,800	3,085,669
Cheung Kong Infrastructure Holdings, Ltd.	612,375	5,680,985
Guangdong Investment, Ltd.	3,965,995	5,577,617
Power Assets Holdings, Ltd.	497,490	4,948,239
Italy 5.6%		7,946,877
Enel Green Power SpA	2,155,167	4,556,375
Snam SpA	655,170	3,390,502
Japan 5.8%		8,306,523
NTT DOCOMO, Inc.	293,405	5,714,205
Osaka Gas Company, Ltd.	658,205	2,592,318
Norway 2.3%		3,237,902
Telenor ASA (L)	171,880	3,237,902
South Korea 2.7%		3,789,968
Korea Electric Power Corp., ADR (L)	169,195	3,789,968
Spain 4.4%		6,222,557
Gas Natural SDG SA	141,991	3,071,524
Red Electrica Corp. SA	35,793	3,151,033
Switzerland 2.3%		3,312,857
Flughafen Zuerich AG	4,377	3,312,857
United Kingdom 10.5%		14,961,816
National Grid PLC	433,763	6,178,901
Severn Trent PLC	136,403	4,704,238

12SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
United Kingdom (continued)
	SSE PLC	175,317	$4,078,677
United States 26.7%			38,115,871
	American Tower Corp.	22,355	2,285,352
	Comcast Corp., Class A	72,991	4,570,696
	Enbridge Energy Management LLC (I)	118,710	3,225,351
	Equity LifeStyle Properties, Inc.	83,650	5,059,152
	MDU Resources Group, Inc.	90,710	1,710,791
	NextEra Energy, Inc.	55,610	5,708,923
	PG&E Corp.	84,685	4,522,179
	UGI Corp.	179,782	6,592,606
	UIL Holdings Corp.	87,092	4,440,821
	Yield (%)	Shares	Value
Securities lending collateral 3.3%			$4,729,884
(Cost $4,729,907)
John Hancock Collateral Trust (W)	0.1388(Y)	472,724	4,729,884
		Par value	Value
Short-term investments 1.7%			$2,400,000
(Cost $2,400,000)
Repurchase agreement 1.7%			2,400,000
	Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-30-15 at 0.070% to be repurchased at $2,400,014 on 11-2-15, collateralized by $2,400,000 U.S. Treasury Notes, 1.625% due 4-30-19 (valued at $2,452,178, including interest)	2,400,000	2,400,000
Total investments (Cost $136,523,199)† 101.6%			$144,880,729
Other assets and liabilities, net (1.6%)			($2,232,405)
Total net assets 100.0%			$142,648,324

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $137,638,458. Net unrealized appreciation aggregated $7,242,271, of which $13,229,116 related to appreciated investment securities and $5,986,845 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $131,793,292) including $4,456,341 of securities loaned	$140,150,845
Investments in affiliated issuers, at value (Cost $4,729,907)	4,729,884
Total investments, at value (Cost $136,523,199)	144,880,729
Cash	71,283
Foreign currency, at value (Cost $75,500)	75,500
Receivable for investments sold	2,518,362
Receivable for fund shares sold	8,311
Dividends and interest receivable	175,195
Receivable for securities lending income	6,532
Other receivables and prepaid expenses	48,860
Total assets	147,784,772
Liabilities
Payable for investments purchased	347,123
Payable upon return of securities loaned	4,729,898
Payable to affiliates
Accounting and legal services fees	2,324
Transfer agent fees	755
Trustees' fees	282
Other liabilities and accrued expenses	56,066
Total liabilities	5,136,448
Net assets	$142,648,324
Net assets consist of
Paid-in capital	$135,705,322
Undistributed net investment income	84,119
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,498,525)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,357,408
Net assets	$142,648,324

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($5,026,349 ÷ 469,895 shares)[1]	$10.70
Class C ($326,384 ÷ 30,669 shares)[1]	$10.64
Class I ($129,033 ÷ 12,048 shares)	$10.71
Class R6 ($107,176 ÷ 10,000 shares)	$10.72
Class NAV ($137,059,382 ÷ 12,785,091 shares)	$10.72
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.26

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$4,548,127
Securities lending	99,091
Interest	512
Less foreign taxes withheld	(303,333)
Total investment income	4,344,397
Expenses
Investment management fees	1,893,374
Distribution and service fees	35,814
Accounting and legal services fees	29,723
Transfer agent fees	12,149
Trustees' fees	2,739
State registration fees	71,938
Printing and postage	6,685
Professional fees	57,844
Custodian fees	50,213
Registration and filing fees	35,231
Other	10,193
Total expenses	2,205,903
Less expense reductions	(32,862)
Net expenses	2,173,041
Net investment income	2,171,356
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	1,465,754
Investments in affiliated issuers	(790)
1,464,964
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(3,785,526)
Investments in affiliated issuers	7
(3,785,519)
Net realized and unrealized loss	(2,320,555)
Decrease in net assets from operations	($149,199)

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$2,171,356	$3,191,662
Net realized gain (loss)	1,464,964	(2,983,508)
Change in net unrealized appreciation (depreciation)	(3,785,519)	12,142,927
Increase (decrease) in net assets resulting from operations	(149,199)	12,351,081
Distributions to shareholders
From net investment income
Class A	(192,192)	(48,815)
Class C	(22,197)	(5,582)
Class I	(3,128)	(1,920)
Class R6	(2,549)	(1,127)
Class NAV	(3,664,983)	(1,337,411)
Total distributions	(3,885,049)	(1,394,855)
From fund share transactions	(10,869,195)	146,595,541
Total increase (decrease)	(14,903,443)	157,551,767
Net assets
Beginning of year	157,551,767	—
End of year	$142,648,324	$157,551,767
Undistributed net investment income	$84,119	$1,814,656

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.99	$10.00
Net investment income[2]	0.10	0.10	[3]
Net realized and unrealized gain (loss) on investments	(0.17)	0.98
Total from investment operations	(0.07)	1.08
Less distributions
From net investment income	(0.22)	(0.09)
Net asset value, end of period	$10.70	$10.99
Total return (%)[4,5]	(0.69)	10.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	2.28	[7]
Expenses including reductions	1.83	1.90	[7]
Net investment income	0.95	1.10	[3,7]
Portfolio turnover (%)	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$11.00	$10.80
Net investment loss[2]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.14)	0.28
Total from investment operations	(0.17)	0.26
Less distributions
From net investment income	(0.19)	(0.06)
Net asset value, end of period	$10.64	$11.00
Total return (%)[3,4]	(1.58)	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	3.18	3.49	[7]
Expenses including reductions	2.60	2.60	[7]
Net investment loss	(0.29)	(0.40	) [7]
Portfolio turnover (%)	35	17	[8]

1	The inception date for Class C shares is 5-16-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS19

Class I Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$11.00	$10.00
Net investment income[2]	0.14	0.24	[3]
Net realized and unrealized gain (loss) on investments	(0.19)	0.87
Total from investment operations	(0.05)	1.11
Less distributions
From net investment income	(0.24)	(0.11)
Net asset value, end of period	$10.71	$11.00
Total return (%)[4]	(0.44)	11.07	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	6.36	15.29	[7]
Expenses including reductions	1.52	1.60	[7]
Net investment income	1.26	2.58	[3,7]
Portfolio turnover (%)	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$11.00	$10.00
Net investment income[2]	0.16	0.29	[3]
Net realized and unrealized gain (loss) on investments	(0.18)	0.82
Total from investment operations	(0.02)	1.11
Less distributions
From net investment income	(0.26)	(0.11)
Net asset value, end of period	$10.72	$11.00
Total return (%)[4]	(0.22)	11.13	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	7.86	20.14	[7]
Expenses including reductions	1.34	1.50	[7]
Net investment income	1.46	3.15	[3,7]
Portfolio turnover (%)	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class NAV Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$11.01	$10.00
Net investment income[2]	0.15	0.28	[3]
Net realized and unrealized gain (loss) on investments	(0.18)	0.85
Total from investment operations	(0.03)	1.13
Less distributions
From net investment income	(0.26)	(0.12)
Net asset value, end of period	$10.72	$11.01
Total return (%)[4]	(0.28)	11.28	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$137	$149
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.38	[6]
Expenses including reductions	1.34	1.37	[6]
Net investment income	1.41	3.03	[3,6]
Portfolio turnover (%)	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Enduring Assets Fund (the fund), formerly, John Hancock Enduring Equity Fund, is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective August 31, 2015, John Hancock Enduring Equity Fund changed its name to John Hancock Enduring Assets Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

23

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classifications of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Belgium	$2,929,010	—	$2,929,010	—
Canada	11,809,951	11,809,951	—	—
China	8,302,853	—	8,302,853	—
France	9,522,150	—	9,522,150	—
Hong Kong	19,292,510	—	19,292,510	—
Italy	7,946,877	—	7,946,877	—
Japan	8,306,523	—	8,306,523	—
Norway	3,237,902	—	3,237,902	—
South Korea	3,789,968	3,789,968	—	—
Spain	6,222,557	—	6,222,557	—
Switzerland	3,312,857	—	3,312,857	—
United Kingdom	14,961,816	—	14,961,816	—
United States	38,115,871	38,115,871	—	—
Securities lending collateral	4,729,884	4,729,884	—	—
Short-term investments	2,400,000	—	2,400,000	—
Total investments in securities	$144,880,729	$58,445,674	$86,435,055	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned, and secured by the loaned securities. As of October 31, 2015, the fund loaned common stocks valued at $4,456,341 and received $4,729,898 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

25

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $903. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through February 28, 2015, class specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2015, the fund has a short-term capital loss carryforward of $385,091. This carryforward does not expire.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary income	$3,885,049	$1,394,855

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $86,024 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale deferrals.

26

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.200% of the first $250 million of the fund's average daily net assets; and (b) 1.150% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 2.60% for Class C shares of the fund's average daily net assets. The current expense reimbursements and limits will continue in effect until at least February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to March 1, 2015, the Advisor had contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 1.90%, 1.60% and 1.50% for Class A, Class I and Class R6 shares average daily net assets, respectively.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$2,133	Class R6	$7,032
Class C	5,504	Class NAV	11,274
Class I	6,919	Total	$32,862

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 1.18% of the fund's average daily net assets.

27

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $27,182 for the year ended October 31, 2015. Of this amount, $3,428 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $23,710 was paid as sales commissions to broker-dealers and $44 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $8,741 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$26,412	$10,858	$7,061	$387
Class C	9,402	1,118	6,881	183
Class I	—	157	6,908	100
Class R6	—	16	6,908	100
Total	$35,814	$12,149	$27,758	$770

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period from March 1, 2015 to October 31, 2015, state registration fees and printing and postage amounted to $44,180 and $5,915, respectively.

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2015 and the period ended October 31, 2014 were as follows:

		Year ended 10-31-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	578,363	$6,317,970	873,961	$9,508,251
Distributions reinvested	17,369	187,196	4,346	47,919
Repurchased	(730,072)	(7,734,653)	(274,072)	(2,946,456)
Net increase (decrease)	(134,340)	($1,229,487)	604,235	$6,609,714
Class C shares[2]
Sold	41,777	$454,284	220,250	$2,429,586
Distributions reinvested	1,883	20,258	452	5,001
Repurchased	(201,940)	(2,155,871)	(31,753)	(346,634)
Net increase (decrease)	(158,280)	($1,681,329)	188,949	$2,087,953
Class I shares
Sold	1,031	$11,309	20,279	$213,835
Distributions reinvested	67	723	77	850
Repurchased	(2,518)	(27,550)	(6,888)	(75,786)
Net increase (decrease)	(1,420)	($15,518)	13,468	$138,899
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	2,871,045	$31,092,210	14,077,821	$144,067,774
Distributions reinvested	341,034	3,664,983	122,113	1,337,411
Repurchased	(3,927,092)	(42,700,054)	(699,830)	(7,746,210)
Net increase (decrease)	(715,013)	($7,942,861)	13,500,104	$137,658,975
Total net increase (decrease)	(1,009,053)	($10,869,195)	14,316,756	$146,595,541

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

2 The inception date for Class C shares is 5-16-14.

Affiliates of the fund owned 83%, 100% and 100% of shares of beneficial interest of Class I, Class R6 and Class NAV shares, respectively, on October 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $53,507,288 and $66,078,260, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more

29

volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2015, funds within the John Hancock group of funds complex held 96.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Conservative Portfolio	47.6%
John Hancock Funds II Alternative Asset Allocation Portfolio	33.1%
John Hancock Funds II Lifestyle Moderate Portfolio	15.4%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Enduring Assets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Enduring Assets Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 20, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $2,441,417. The fund intends to pass through foreign tax credits of $167,712.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Enduring Assets Fund, formerly John Hancock Enduring Equity Fund (the fund). At a meeting held on June 23-25, 2015, the fund's Board of Trustees approved changing the name of the fund to John Hancock Enduring Assets Fund, effective August 31, 2015.The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2014. The Board also noted that the fund underperformed its peer group average for the one-year period ended December 31, 2014.

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The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-year period, and differences in the fund's investment strategies relative to the benchmark index and peer group. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for this fund are equal to the peer group median and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

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(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular,

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periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

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Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

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Income Securities Trust

Investors Trust

Preferred Income

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Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Enduring Assets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230731	438A 10/15 12/15

John Hancock

Small Cap Core Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
15	Financial statements
18	Financial highlights
21	Notes to financial statements
26	Auditor's report
27	Tax information
28	Continuation of investment advisory and subadvisory agreements
33	Trustees and Officers
37	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks experienced volatility but finished nearly flat

The fund's benchmark, the Russell 2000 Index, was up for the year after hovering near all-time highs and experiencing a correction.

Fund trailed its benchmark

Stock selection in financials and consumer staples hurt fund performance.

Selections in the materials and healthcare sectors were contributors

Materials and healthcare were the top contributors.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time, causing an increase in portfolio turnover. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Bill Talbot, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Bill Talbot, CFA
Portfolio Manager
John Hancock Asset Management

An interview with Portfolio Manager Bill Talbot, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Can you briefly describe the market environment over the past 12 months?

The first half of the fiscal year was positive for stocks as the U.S. market was strong and a safe haven from non-U.S. volatility. However, the market worldwide turned negative during the spring and summer due to headline risks, including renewed debt concerns in Greece and China, before rallying sharply in October. Macroeconomic data was mixed for the period, but was generally positive. The fund's benchmark, the Russell 2000 Index, rose 0.34% for the year.

Global economic data appears to be increasingly driving swings in markets, but we believe that the broad fears of the United States going into a recession have calmed. The U.S. economy continues to grow at a reasonable pace, driven by strong housing data. Falling commodity prices have generally supported U.S. consumers. Because of increased market volatility and the absence of inflationary pressures, the timing of an interest-rate increase by the U.S. Federal Reserve has been deferred.

What drove performance relative to the benchmark?

Sector allocation was the primary positive driver of relative performance, while stock selection detracted from relative returns. Selection in the materials and healthcare sectors, an underweight in energy, and an overweight in consumer discretionary were key positive drivers of performance; selection in the financials, consumer staples, and information technology sectors detracted from returns.

Within the sectors, which stocks impacted relative performance?

In the financials sector, RCS Capital Corp. was the fund's top relative detractor, as the brokerage firm announced a major reorganization that included replacing its chief executive and financial officers following deepening losses and a reduced earnings outlook. In consumer staples, Craft Brew

4

Alliance, Inc. negatively impacted returns as the company reported disappointing revenue growth due to weakness in some markets.

In energy, Forum Energy Technologies, Inc. detracted from relative returns as the oil and gas services company reported earnings that were below expectations due to significantly lower energy prices. In consumer discretionary, Movado Group, Inc. negatively impacted returns as the watch maker's results were hit by weak international growth. We sold both positions.

Within the materials sector, Cytec Industries, Inc. was the top contributor to relative performance, as the chemical company agreed to be acquired by Brussels-based Solvay SA for a significant premium to its share price at the time. In healthcare, a position in Emergent Biosolutions, Inc. was additive to returns as the company disclosed that it would sell unproductive assets and double its capacity to produce its anthrax antidote. In consumer staples, Central Garden & Pet Company raised sales and earnings estimates due to improving consumer trends and effective corporate cost controls.

In the information technology sector, Fleetmatics Group PLC reported better-than expected earnings as a result of opening several new geographic markets. In consumer discretionary, Martha Stewart Living Omnimedia, Inc. was additive to relative returns as the company agreed to be acquired by Sequential Brands Group, Inc. We sold Martha Stewart.

How was the portfolio positioned at the end of the period?

One of the most significant positioning changes was in the biotech segment, which has become a significant part of the small-cap market, where we added a number of new names associated with

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Banner Corp.	2.3
Hudson Pacific Properties, Inc.	2.0
Emergent BioSolutions, Inc.	2.0
Retail Opportunity Investments Corp.	1.9
Watsco, Inc.	1.9
The Cooper Companies, Inc.	1.9
Bio-Rad Laboratories, Inc., Class A	1.8
BBCN Bancorp, Inc.	1.8
Urban Edge Properties	1.7
Enzo Biochem, Inc.	1.7
TOTAL	19.0
As a percentage of net assets.
Cash and cash equivalents are not included.

5

the boom in breakthrough drug treatments. We sold a number of positions that grew too big for our small-cap mandate, including Nordson Corp., a maker of adhesives and industrial coatings that benefited from solid organic sales growth.

MANAGED BY

Bill Talbot, CFA On the fund since inception Investing since 1994

The views expressed in this report are exclusively those of Bill Talbot, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-5.62	-2.74	-5.05
Class I2	-0.35	0.24	0.45
Class NAV[2]	-0.23	0.36	0.67
Index†	0.34	3.06	5.78

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross/Net (%)	1.59	1.27	1.15

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-20-13	10,045	10,045	10,578
Class NAV[2]	12-20-13	10,067	10,067	10,578

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	From 12-20-13.
2	For certain types of investors, as described in the fund's prospectuses.

8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$967.40	$6.99	1.41%
Class I	1,000.00	967.60	5.46	1.10%
Class NAV	1,000.00	968.50	4.86	0.98%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

9

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.10	$7.17	1.41%
Class I	1,000.00	1,019.70	5.60	1.10%
Class NAV	1,000.00	1,020.30	4.99	0.98%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 96.3%		$148,056,888
(Cost $148,924,115)
Consumer discretionary 12.4%		19,009,605
Auto components 1.7%
Gentherm, Inc. (I)	24,810	1,219,660
Tenneco, Inc. (I)	23,767	1,344,975
Automobiles 1.0%
Winnebago Industries, Inc.	75,487	1,584,472
Hotels, restaurants and leisure 2.4%
Del Frisco's Restaurant Group, Inc. (I)	86,998	1,171,863
Vail Resorts, Inc.	22,175	2,531,720
Household durables 0.9%
Tupperware Brands Corp.	22,931	1,349,948
Internet and catalog retail 1.2%
HSN, Inc.	30,599	1,892,548
Media 2.7%
AMC Entertainment Holdings, Inc., Class A	75,988	2,079,792
Cinemark Holdings, Inc.	57,405	2,034,433
Specialty retail 2.5%
Build-A-Bear Workshop, Inc. (I)	113,868	1,771,786
GNC Holdings, Inc., Class A	20,695	615,676
The Finish Line, Inc., Class A	75,831	1,412,732
Consumer staples 4.6%		7,065,014
Beverages 0.6%
Craft Brew Alliance, Inc. (I)	120,361	921,965
Food and staples retailing 0.9%
United Natural Foods, Inc. (I)	26,883	1,356,247
Food products 0.9%
Inventure Foods, Inc. (I)	151,620	1,313,029
Household products 1.5%
Central Garden & Pet Company, Class A (I)	2,379	40,158
Orchids Paper Products Company	77,634	2,275,453
Personal products 0.7%
Inter Parfums, Inc.	41,932	1,158,162
Energy 2.2%		3,323,592
Energy equipment and services 1.3%
Bristow Group, Inc.	56,277	1,954,500
Oil, gas and consumable fuels 0.9%
Carrizo Oil & Gas, Inc. (I)	36,383	1,369,092

SEE NOTES TO FINANCIAL STATEMENTS11

	Shares	Value
Financials 24.1%		$37,031,246
Banks 8.3%
Access National Corp.	37,697	779,951
Banner Corp.	72,148	3,540,302
BBCN Bancorp, Inc.	165,363	2,776,445
Columbia Banking System, Inc.	58,080	1,935,226
ConnectOne Bancorp, Inc.	124,251	2,217,880
Prosperity Bancshares, Inc.	29,476	1,514,477
Capital markets 3.4%
Evercore Partners, Inc., Class A	42,130	2,275,020
Golub Capital BDC, Inc.	100,825	1,650,505
PennantPark Investment Corp.	151,407	1,046,222
RCS Capital Corp., Class A (I)	279,782	212,103
Real estate investment trusts 10.0%
American Assets Trust, Inc.	37,408	1,577,121
EPR Properties	44,299	2,516,626
Hudson Pacific Properties, Inc.	110,038	3,143,786
LaSalle Hotel Properties	85,732	2,521,378
Retail Opportunity Investments Corp.	164,434	2,981,188
Urban Edge Properties	111,624	2,649,954
Thrifts and mortgage finance 2.4%
Brookline Bancorp, Inc.	183,746	2,085,517
EverBank Financial Corp.	93,137	1,607,545
Health care 17.0%		26,193,797
Biotechnology 3.8%
ACADIA Pharmaceuticals, Inc. (I)	22,435	781,187
Adamas Pharmaceuticals, Inc. (I)	29,299	432,453
Emergent BioSolutions, Inc. (I)	96,336	3,097,202
Halozyme Therapeutics, Inc. (I)	46,803	732,467
Orexigen Therapeutics, Inc. (I)	254,286	773,029
Health care equipment and supplies 5.9%
Cardiovascular Systems, Inc. (I)	79,777	1,092,945
Derma Sciences, Inc. (I)	156,524	781,055
Exactech, Inc. (I)	35,718	608,278
Greatbatch, Inc. (I)	41,223	2,203,369
Integra LifeSciences Holdings Corp. (I)	25,663	1,528,745
The Cooper Companies, Inc.	18,704	2,849,741
Health care providers and services 1.5%
Air Methods Corp. (I)	27,007	1,105,397
Patterson Companies, Inc.	24,941	1,182,203
Life sciences tools and services 4.6%
Bio-Rad Laboratories, Inc., Class A (I)	20,362	2,840,092
Bruker Corp. (I)	93,727	1,721,765

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Life sciences tools and services (continued)
Enzo Biochem, Inc. (I)	699,418	$2,601,835
Pharmaceuticals 1.2%
Aratana Therapeutics, Inc. (I)	82,730	578,283
Nektar Therapeutics (I)	59,628	707,784
Omeros Corp. (I)	45,967	575,967
Industrials 14.5%		22,237,017
Aerospace and defense 1.4%
Esterline Technologies Corp. (I)	28,768	2,216,574
Building products 2.6%
AO Smith Corp.	22,473	1,726,376
Simpson Manufacturing Company, Inc.	61,336	2,329,541
Commercial services and supplies 1.4%
Copart, Inc. (I)	60,855	2,203,560
Construction and engineering 1.6%
EMCOR Group, Inc.	49,393	2,384,694
Electrical equipment 0.9%
AZZ, Inc.	23,443	1,297,101
Machinery 3.7%
CLARCOR, Inc.	50,564	2,521,121
Hillenbrand, Inc.	51,057	1,514,861
Luxfer Holdings PLC, ADR	145,449	1,575,213
Trading companies and distributors 2.9%
Beacon Roofing Supply, Inc. (I)	42,291	1,496,678
Watsco, Inc.	24,151	2,971,298
Information technology 17.2%		26,529,106
Electronic equipment, instruments and components 0.7%
InvenSense, Inc. (I)	93,916	1,119,479
Internet software and services 4.0%
Five9, Inc. (I)	301,137	1,303,923
HomeAway, Inc. (I)	70,306	2,218,857
LogMeIn, Inc. (I)	22,149	1,491,957
RetailMeNot, Inc. (I)	137,904	1,212,176
Semiconductors and semiconductor equipment 1.1%
ON Semiconductor Corp. (I)	151,880	1,670,680
Software 11.4%
Barracuda Networks, Inc. (I)	62,648	1,201,589
Cadence Design Systems, Inc. (I)	84,693	1,881,878
Fleetmatics Group PLC (I)	33,392	1,858,599
Infoblox, Inc. (I)	52,370	854,155
King Digital Entertainment PLC	115,316	1,725,125

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
Software (continued)
Monotype Imaging Holdings, Inc.	58,311	$1,594,223
NICE-Systems, Ltd., ADR	28,366	1,753,586
Solera Holdings, Inc.	25,392	1,387,927
SS&C Technologies Holdings, Inc.	29,096	2,157,468
Synchronoss Technologies, Inc. (I)	41,711	1,467,393
Verint Systems, Inc. (I)	34,260	1,630,091
Materials 2.2%		3,348,873
Chemicals 1.3%
HB Fuller Company	50,722	1,926,929
Metals and mining 0.9%
Compass Minerals International, Inc.	17,503	1,421,944
Utilities 2.1%		3,318,638
Electric utilities 2.1%
Portland General Electric Company	54,809	2,032,318
Unitil Corp.	36,265	1,286,320
Investment companies 0.9%		$1,485,877
(Cost $1,517,188)
Unaffiliated investment companies 0.9%		1,485,877
PennantPark Floating Rate Capital, Ltd.	123,105	1,485,877
Total investments (Cost $150,441,303)† 97.2%		$149,542,765
Other assets and liabilities, net 2.8%		$4,231,328
Total net assets 100.0%		$153,774,093

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $150,667,890. Net unrealized depreciation aggregated $1,125,125, of which $14,295,772 related to appreciated investment securities and $15,420,897 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $150,441,303)	$149,542,765
Cash	3,335,375
Receivable for investments sold	1,272,920
Dividends receivable	104,245
Other receivables and prepaid expenses	464
Total assets	154,255,769
Liabilities
Payable for investments purchased	432,482
Payable to affiliates
Accounting and legal services fees	2,519
Transfer agent fees	48
Trustees' fees	298
Other liabilities and accrued expenses	46,329
Total liabilities	481,676
Net assets	$153,774,093
Net assets consist of
Paid-in capital	$152,828,710
Undistributed net investment income	470,874
Accumulated net realized gain (loss) on investments	1,373,047
Net unrealized appreciation (depreciation) on investments	(898,538)
Net assets	$153,774,093

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($97,855 ÷ 10,000 shares)[1]	$9.79
Class I ($394,990 ÷ 40,120 shares)	$9.85
Class NAV ($153,281,248 ÷ 15,556,450 shares)	$9.85
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.31

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the year ended 10-31-15

Investment income
Dividends	$2,178,578
Less foreign taxes withheld	(4,104)
Total investment income	2,174,474
Expenses
Investment management fees	1,461,977
Distribution and service fees	300
Accounting and legal services fees	31,458
Transfer agent fees	529
Trustees' fees	3,184
Professional fees	45,854
Custodian fees	19,960
Registration and filing fees	19,141
Other	10,931
Total expenses	1,593,334
Less expense reductions	(12,402)
Net expenses	1,580,932
Net investment income	593,542
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,832,208
1,832,208
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(2,051,699)
(2,051,699)
Net realized and unrealized loss	(219,491)
Increase in net assets from operations	$374,051

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$593,542	$60,155
Net realized gain	1,832,208	2,850,605
Change in net unrealized appreciation (depreciation)	(2,051,699)	1,153,161
Increase in net assets resulting from operations	374,051	4,063,921
Distributions to shareholders
From net investment income
Class NAV	(189,065)	—
From net realized gain
Class A	(1,969)	—
Class I	(5,554)	—
Class NAV	(3,302,520)	—
Total distributions	(3,499,108)	—
From fund share transactions	(12,932,949)	165,768,178
Total increase (decrease)	(16,058,006)	169,832,099
Net assets
Beginning of year	169,832,099	—
End of year	$153,774,093	$169,832,099
Undistributed net investment income	$470,874	$66,674

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.06	$10.00
Net investment loss[2]	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.06)	0.10
Total from investment operations	(0.07)	0.06
Less distributions
From net investment income	—	—
From net realized gain	(0.20)	—
Net asset value, end of period	$9.79	$10.06
Total return (%)[3,4]	(0.65)	0.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.44	[7]
Expenses including reductions	1.40	1.43	[7]
Net investment loss	(0.06)	(0.40	) [7]
Portfolio turnover (%)	68	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.08	$10.00
Net investment income[2]	0.03	—	[3]
Net realized and unrealized gain (loss) on investments	(0.06)	0.08
Total from investment operations	(0.03)	0.08
Less distributions
From net investment income	—	—
From net realized gain	(0.20)	—
Net asset value, end of period	$9.85	$10.08
Total return (%)[4]	(0.35)	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.12	[7]
Expenses including reductions	1.09	1.11	[7]
Net investment income (loss)	0.28	(0.03	) [7]
Portfolio turnover (%)	68	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class NAV Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.09	$10.00
Net investment income[2]	0.04	—	[3]
Net realized and unrealized gain (loss) on investments	(0.07)	0.09
Total from investment operations	(0.03)	0.09
Less distributions
From net investment income	(0.01)	—
From net realized gain	(0.20)	—
Net asset value, end of period	$9.85	$10.09
Total return (%)[4]	(0.23)	0.90	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$153	$169
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.00	[6]
Expenses including reductions	0.97	0.99	[6]
Net investment income	0.37	0.04	[6]
Portfolio turnover (%)	68	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

21

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $908. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October, 31 2015	October, 31 2014
Ordinary Income	$3,483,527	—
Long-Term Capital Gains	$15,581	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $470,874 of undistributed ordinary income and $1,599,635 of long-term capital gains.

22

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: a) 0.90% of the first $500 million of the fund's average daily net assets; b) 0.85% of the next $500 million of the fund's average daily net assets; and c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $8, $28, and $12,366 for Class A, Class I and Class NAV shares, respectively.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets for Class A shares.

23

Sales charges. Class A shares are assessed up-front sales charges. During the year ended October 31, 2015, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$300	$123
Class I	—	406
Total	$300	$529

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2015 and the period ended October 31, 2014 were as follows:

		Year ended 10-31-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class I shares
Sold	11,530	$117,255	28,210	$289,389
Distributions reinvested	380	3,585	—	—
Net increase	11,910	$120,840	28,210	$289,389
Class NAV shares
Sold	94,758	$930,041	20,754,534	$205,432,401
Distributions reinvested	369,871	3,491,585	—	—
Repurchased	(1,696,242)	(17,475,415)	(3,966,471)	(40,053,612)
Net increase (decrease)	(1,231,613)	($13,053,789)	16,788,063	$165,378,789
Total net increase (decrease)	(1,219,703)	($12,932,949)	16,826,273	$165,768,178

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

24

Affiliates of the fund owned 100%, 25%, and 100% of shares of beneficial interest of Class A, Class I, and Class NAV, respectively, on October 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $106,523,102 and $120,741,436, respectively, for the year ended October 31, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2015, funds within the John Hancock group of funds complex held 99.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	44.0%
John Hancock Funds II Lifestyle Balanced Portfolio	34.6%
John Hancock Funds II Lifestyle Aggressive Portfolio	21.1%

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

25

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Core Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 20, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

26

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $15,581 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

27

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

28

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including

29

differences in the fund's investment strategies relative to the Lipper peer group. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also noted the relatively short performance history of the fund. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

30

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

34

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

35

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

36

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

37

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

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John Hancock Investments is a premier asset manager representing
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John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
445A 10/15 12/15

John Hancock

Value Equity Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
30	Auditor's report
31	Tax information
32	Trustees and Officers
36	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation over the long term.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rose amid heightened volatility

The U.S. equity market advanced despite an increase in market volatility as economic and monetary policy conditions between the United States and the rest of the world continued to diverge.

Stock selection helped performance

Security selection, particularly in the consumer and healthcare sectors, was one of the factors that helped the fund outperform its benchmark, the Russell 1000 Value Index.

Commodity-related stocks detracted

Fund holdings with exposure to commodity-based industries detracted from performance during the period as commodity prices fell sharply.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

Large company stocks could fall out of favor and the stock prices of small and midsize companies may be more volatile and less liquid than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investing in foreign securities may entail the risk of currency fluctuations or heightened economic and political instability. The use of hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC

Mark Giambrone
Portfolio Manager
Barrow, Hanley, Mewhinney &Strauss

Can you talk about the market environment over the past year?

U.S. stocks posted moderately positive returns in an increasingly uncertain and volatile investment environment. One contributing factor was the continued divergence in economies, interest rates, and currencies between the United States and the rest of the world. Despite uneven economic data, the United States still generated stronger growth than most other regions of the globe, prompting the U.S. Federal Reserve (Fed) to contemplate raising short-term interest rates sometime in 2015. However, the Fed held rates steady throughout the reporting period amid a lack of domestic inflation and sluggish growth outside of the United States. In particular, weaker-than-expected economic data in China rippled out to other emerging economies and led to a surprise devaluation of the Chinese yuan.

Despite the heightened market volatility, stocks finished the 12-month period on an upbeat note, pushing the market into positive territory overall; the broad S&P 500 Index returned 5.20%. Value stocks, however, underperformed as the fund's benchmark, the Russell 1000 Value Index, gained 0.53%.

Turning to the portfolio, what factors contributed to the fund's performance relative to its benchmark index?

Our value-oriented investment approach is focused on bottom-up stock selection, and the fund's sector allocation is driven entirely by our stock selection process. That said, our individual security selection led to some sector weightings that aided performance compared with the benchmark over the past 12 months. In particular, an underweight position in the energy sector, which was the worst-performing sector, and an overweight position in the consumer discretionary sector, which was one of the better-performing sectors in the benchmark index, added value during the period.

From a stock selection perspective, holdings in the consumer discretionary, consumer staples, and healthcare sectors contributed to relative results. The leading individual contributor to both absolute and relative performance was Omnicare, Inc., which distributes medications to long-term care facilities. Omnicare is one of largest pharmaceutical suppliers to the long-term care industry,

4

"U.S. stocks posted moderately positive returns in an increasingly uncertain and volatile investment environment."
with particular strength in its specialty drug distribution business. In addition, management has implemented many operational enhancements that have improved the efficiency and profitability of the company.

In the fund's semiannual report six months ago, we mentioned that Omnicare's specialty drug distribution business would make the company an attractive takeover target because of its role in managing biologic drug costs. During the latter half of the period, competitor CVS Health Corp. (another portfolio holding) agreed to acquire Omnicare for approximately $13 billion. In the wake of the acquisition, we exited the fund's position in the stock.

What other holdings contributed positively to performance?

Among the fund's consumer-oriented holdings, one of the top-performance contributors was tobacco company Reynolds American, Inc. We added tobacco producer Lorillard, Inc. to the portfolio in early 2015, and the company was subsequently acquired by Reynolds American. The combined company controls more than a third of the U.S. cigarette market and also holds strong market share in e-cigarettes and smokeless tobacco products. As the integration of the two companies progresses, we expect to see cost savings from the merged operations translate into greater profitability.

Another strong contributor was global cruise operator Royal Caribbean Cruises, Ltd. The company benefited from the sharp decline in energy prices over the past year for two reasons—fuel accounts for roughly 20% of Royal Caribbean's operating expenses, and lower gas prices put more money in

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Citigroup, Inc.	2.5
Capital One Financial Corp.	2.4
Wells Fargo & Company	2.0
Bank of America Corp.	2.0
Carnival Corp.	2.0
Royal Caribbean Cruises, Ltd.	2.0
JPMorgan Chase & Co.	2.0
Reynolds American, Inc.	2.0
Delphi Automotive PLC	1.9
Altria Group, Inc.	1.8
TOTAL	20.6
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"From a stock selection perspective, holdings in the consumer discretionary, consumer staples, and healthcare sectors contributed to relative results."
consumers' pockets, enabling travelers to book more cruise vacations and increase onboard spending. The prospect of new routes to Cuba and the burgeoning cruise industry in China also provided a tailwind for the stock. Concurrently, the cruise industry as a whole has rebounded from a trough in business several years ago, allowing operators to begin raising prices, which should help propel profits higher.

Building materials manufacturer Owens Corning was also a favorable contributor to fund performance. Owens Corning manufactures asphalt shingles for residential roofing, insulation for residential and commercial construction, and fiberglass composites for industrial use. The roofing segment benefited from improved pricing and lower asphalt prices, which are a large input cost for shingles. Demand for new housing boosted the company's insulation business, while stronger global industrial demand and an internal restructuring aided the fiberglass composites unit. The stock's valuation and dividend yield remain attractive.

What holdings detracted from performance?

The most significant detractors in the portfolio were commodity-oriented businesses that were hurt by the substantial decline in commodity prices. One example was mining equipment manufacturer Joy Global, Inc., which repeatedly lowered its 2015 earnings outlook because of decreased demand as many of its customers reduced their maintenance and capital expenditures. We significantly reduced the fund's position during the period, and the stock is under review.

Two other notable detractors came from the energy sector. Fairmount Santrol Holdings, Inc. is a major U.S. supplier of sand for the hydraulic fracturing, or fracking, of oil and gas wells. With

COUNTRY COMPOSITION AS OF 10/31/15 (%)

United States	88.6
United Kingdom	5.3
Ireland	3.3
France	1.3
Israel	1.3
Bermuda	0.2
TOTAL	100.0
As a percentage of net assets.

6

plummeting oil and gas prices curbing energy exploration and production, demand for fracking sand has declined at the same time that new sand capacity is coming to market. However, Fairmount will begin operating a new sand mine in 2016 that will give the company a logistical and cost advantage. Accordingly, we are maintaining the fund's small holding of the stock with the intention of opportunistically adding to the position in anticipation of an upturn in demand in 2017.

Offshore drilling contractor Seadrill, Ltd. fell sharply as drilling rig demand slumped during the period. The good news is that Seadrill has favorable long-term contracts with its customers and the newest fleet of ultra-deepwater vessels in the industry. These competitive advantages should put the company in a beneficial position when market conditions improve.

What changes did you make to the portfolio during the period?

We eliminated 10 stocks from the portfolio and added 12 new holdings over the past year. Noteworthy new additions besides Reynolds American included industrial gas supplier Air Products & Chemicals, Inc., cruise line operator Norwegian Cruise Line Holdings Ltd., media analytics company Nielsen Holdings PLC, and industrial conglomerate United Technologies Corp.

In addition to Omnicare, notable sales included financial services firm CIT Group, Inc., industrial equipment maker Emerson Electric Company, satellite television provider DIRECTV, and Public Service Enterprise Group, Inc., a diversified utility.

MANAGED BY

Mark Giambrone On the fund since inception Investing since 1992
Michael Nayfa, CFA On the fund since inception Investing since 2002
Terry Pelzel, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-1.83	-1.08	-1.45
Class C	1.70	2.07	2.80
Class I2	3.82	3.12	4.24
Class R6[2]	4.08	3.39	4.60
Class NAV[2]	4.06	3.37	4.58
Index†	0.53	1.91	2.59

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.31	2.01	1.00	0.90	0.88
Net (%)	1.22	1.92	0.91	0.79	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-26-14	10,280	10,280	10,259
Class I2	6-26-14	10,424	10,424	10,259
Class R6[2]	6-26-14	10,460	10,460	10,259
Class NAV[2]	6-26-14	10,458	10,458	10,259

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-26-14.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$985.70	$7.01	1.40%
Class C	1,000.00	982.80	10.55	2.11%
Class I	1,000.00	987.60	5.56	1.11%
Class R6	1,000.00	988.60	4.16	0.83%
Class NAV	1,000.00	988.60	4.16	0.83%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.10	$7.12	1.40%
Class C	1,000.00	1,014.60	10.71	2.11%
Class I	1,000.00	1,019.60	5.65	1.11%
Class R6	1,000.00	1,021.00	4.23	0.83%
Class NAV	1,000.00	1,021.00	4.23	0.83%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 98.0%		$395,801,474
(Cost $385,655,681)
Consumer discretionary 15.0%		60,392,444
Auto components 3.4%
Delphi Automotive PLC	92,400	7,686,756
Johnson Controls, Inc.	133,000	6,008,940
Hotels, restaurants and leisure 7.0%
Carnival Corp.	151,700	8,203,936
Norwegian Cruise Line Holdings, Ltd. (I)	99,200	6,311,104
Royal Caribbean Cruises, Ltd.	82,300	8,094,205
SeaWorld Entertainment, Inc.	281,900	5,618,267
Household durables 1.8%
NVR, Inc. (I)	4,503	7,374,833
Multiline retail 1.0%
Target Corp.	50,675	3,911,097
Textiles, apparel and luxury goods 1.8%
Hanesbrands, Inc.	224,900	7,183,306
Consumer staples 6.3%		25,535,575
Food and staples retailing 1.3%
CVS Health Corp.	53,200	5,255,096
Tobacco 5.0%
Altria Group, Inc.	122,900	7,431,763
Philip Morris International, Inc.	55,000	4,862,000
Reynolds American, Inc.	165,288	7,986,716
Energy 6.5%		26,278,355
Energy equipment and services 0.4%
Fairmount Santrol Holdings, Inc. (I)(L)	270,100	721,167
Seadrill, Ltd. (I)(L)	148,600	961,442
Oil, gas and consumable fuels 6.1%
BP PLC, ADR	169,000	6,033,300
Chevron Corp.	45,500	4,135,040
ConocoPhillips	95,700	5,105,595
Occidental Petroleum Corp.	66,400	4,949,456
Phillips 66	49,100	4,372,355
Financials 26.2%		105,851,492
Banks 13.0%
Bank of America Corp.	490,000	8,222,200
Citigroup, Inc.	188,300	10,011,911
Fifth Third Bancorp	231,700	4,413,885
First Niagara Financial Group, Inc.	237,500	2,458,125

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co.	125,400	$8,056,950
People's United Financial, Inc.	325,000	5,183,750
The PNC Financial Services Group, Inc.	65,800	5,939,108
Wells Fargo & Company	152,700	8,267,178
Capital markets 3.5%
Ameriprise Financial, Inc.	49,000	5,652,640
E*TRADE Financial Corp. (I)	89,000	2,537,390
State Street Corp.	85,200	5,878,800
Consumer finance 7.0%
American Express Company	75,300	5,516,478
Capital One Financial Corp.	125,000	9,862,498
Discover Financial Services	82,200	4,621,284
Navient Corp.	346,500	4,570,335
SLM Corp. (I)	520,600	3,675,436
Insurance 1.4%
American International Group, Inc.	93,200	5,877,192
Thrifts and mortgage finance 1.3%
New York Community Bancorp, Inc.	309,100	5,106,332
Health care 13.2%		53,273,450
Health care equipment and supplies 1.7%
Medtronic PLC	92,200	6,815,424
Health care providers and services 4.9%
Anthem, Inc.	33,600	4,675,440
Cardinal Health, Inc.	49,000	4,027,800
Cigna Corp.	40,800	5,468,832
UnitedHealth Group, Inc.	47,200	5,559,216
Pharmaceuticals 6.6%
Johnson & Johnson	51,126	5,165,260
Merck & Company, Inc.	89,900	4,913,934
Pfizer, Inc.	178,900	6,050,398
Sanofi, ADR	106,100	5,341,074
Teva Pharmaceutical Industries, Ltd., ADR	88,800	5,256,072
Industrials 15.7%		63,272,244
Aerospace and defense 7.2%
General Dynamics Corp.	31,700	4,709,986
Honeywell International, Inc.	38,800	4,007,264
Raytheon Company	37,300	4,379,020
Rolls-Royce Holdings PLC, ADR	439,000	4,653,400
Spirit AeroSystems Holdings, Inc., Class A (I)	125,100	6,597,774
United Technologies Corp.	48,310	4,754,187

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Industrials (continued)
Building products 1.8%
	Owens Corning		162,700	$7,407,731
Construction and engineering 0.9%
	KBR, Inc.		194,100	3,579,204
Electrical equipment 0.9%
	Eaton Corp. PLC		64,200	3,589,422
Machinery 3.4%
	Deere & Company		46,600	3,634,800
	Joy Global, Inc.		75,900	1,303,962
	SPX FLOW, Inc. (I)		43,500	1,474,650
	Stanley Black & Decker, Inc.		66,900	7,090,062
Professional services 1.5%
	Nielsen Holdings PLC		128,200	6,090,782
Information technology 9.5%				38,190,639
Communications equipment 1.2%
	QUALCOMM, Inc.		83,361	4,953,311
Semiconductors and semiconductor equipment 5.5%
	Fairchild Semiconductor International, Inc. (I)		352,900	5,886,372
	Intel Corp.		102,503	3,470,752
	Microchip Technology, Inc.		118,400	5,717,536
	Texas Instruments, Inc.		121,600	6,897,152
Software 2.8%
	Microsoft Corp.		113,000	5,948,320
	Oracle Corp.		136,900	5,317,196
Materials 3.5%				14,302,840
Chemicals 1.9%
	Air Products & Chemicals, Inc.		45,500	6,323,590
	FMC Corp.		38,200	1,555,122
Construction materials 1.6%
	CRH PLC, ADR		234,800	6,424,128
Telecommunication services 2.1%				8,704,435
Diversified telecommunication services 1.4%
	Verizon Communications, Inc.		124,700	5,845,936
Wireless telecommunication services 0.7%
	Vodafone Group PLC, ADR		86,700	2,858,499
	Yield (%)		Shares	Value
Securities lending collateral 0.4%				$1,502,619
(Cost $1,502,528)
John Hancock Collateral Trust (W)	0.1388(Y	)	150,178	1,502,619

14SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)		Shares	Value
Short-term investments 1.3%				$5,378,485
(Cost $5,378,485)
Money market funds 1.3%				5,378,485
State Street Institutional Treasury Money Market Fund	0.0000(Y	)	5,378,485	5,378,485
Total investments (Cost $392,536,694)† 99.7%				$402,682,578
Other assets and liabilities, net 0.3%				$1,068,144
Total net assets 100.0%				$403,750,722

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $392,563,678. Net unrealized appreciation aggregated $10,118,900, of which $41,507,533 related to appreciated investment securities and $31,388,633 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $391,034,166) including $1,461,228 of securities loaned	$401,179,959
Investments in affiliated issuers, at value (Cost $1,502,528)	1,502,619
Total investments, at value (Cost $392,536,694)	402,682,578
Receivable for investments sold	3,364,570
Dividends and interest receivable	697,627
Receivable for securities lending income	5,243
Receivable due from advisor	1,997
Other receivables and prepaid expenses	35,139
Total assets	406,787,154
Liabilities
Payable for investments purchased	1,448,843
Payable for fund shares repurchased	19,591
Payable upon return of securities loaned	1,504,465
Payable to affiliates
Accounting and legal services fees	6,703
Transfer agent fees	106
Trustees' fees	758
Other liabilities and accrued expenses	55,966
Total liabilities	3,036,432
Net assets	$403,750,722
Net assets consist of
Paid-in capital	$386,088,438
Undistributed net investment income	4,683,204
Accumulated net realized gain (loss) on investments	2,833,196
Net unrealized appreciation (depreciation) on investments	10,145,884
Net assets	$403,750,722

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($603,553 ÷ 58,399 shares)[1]	$10.33
Class C ($285,463 ÷ 27,786 shares)[1]	$10.27
Class I ($103,570 ÷ 10,000 shares)	$10.36
Class R6 ($103,827 ÷ 10,000 shares)	$10.38
Class NAV ($402,654,309 ÷ 38,775,886 shares)	$10.38
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.87

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-15

Investment income
Dividends	$9,489,082
Securities lending	80,651
Less foreign taxes withheld	(55,203)
Total investment income	9,514,530
Expenses
Investment management fees	3,390,720
Distribution and service fees	3,216
Accounting and legal services fees	81,040
Transfer agent fees	926
Trustees' fees	9,336
State registration fees	60,095
Printing and postage	3,238
Professional fees	44,618
Custodian fees	46,298
Registration and filing fees	113,500
Organizational fees	8,293
Other	12,660
Total expenses	3,773,940
Less expense reductions	(179,952)
Net expenses	3,593,988
Net investment income	5,920,542
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,870,105
Investments in affiliated issuers	(1,804)
3,868,301
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	8,582,254
Investments in affiliated issuers	699
8,582,953
Net realized and unrealized gain	12,451,254
Increase in net assets from operations	$18,371,796

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$5,920,542	$1,912,046
Net realized gain (loss)	3,868,301	(1,035,105)
Change in net unrealized appreciation (depreciation)	8,582,953	1,562,931
Increase in net assets resulting from operations	18,371,796	2,439,872
Distributions to shareholders
From net investment income
Class A	(1,280)	—
Class C	(101)	—
Class I	(601)	—
Class R6	(753)	—
Class NAV	(3,171,550)	—
Total distributions	(3,174,285)	—
From fund share transactions	(51,418,858)	437,532,197
Total increase (decrease)	(36,221,347)	439,972,069
Net assets
Beginning of year	439,972,069	—
End of year	$403,750,722	$439,972,069
Undistributed net investment income	$4,683,204	$1,946,989

1	Period from 6-26-14 (commencement of operations) to 10-31-14.

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.04	$10.00
Net investment income[2]	0.08	0.02
Net realized and unrealized gain on investments	0.26	0.02
Total from investment operations	0.34	0.04
Less distributions
From net investment income	(0.05)	—
Total distributions	(0.05)	—
Net asset value, end of period	$10.33	$10.04
Total return (%)[3,4]	3.36	0.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.86	12.48	[7]
Expenses including reductions	1.42	1.45	[7]
Net investment income	0.78	0.54	[7]
Portfolio turnover (%)	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class C Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.01	$10.00
Net investment income[2]	0.01	—	[3]
Net realized and unrealized gain on investments	0.26	0.01
Total from investment operations	0.27	0.01
Less distributions
From net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value, end of period	$10.27	$10.01
Total return (%)[4,5]	2.70	0.10	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.43	18.19	[8]
Expenses including reductions	2.12	2.15	[8]
Net investment income (loss)	0.09	(0.03	) [8]
Portfolio turnover (%)	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.04	$10.00
Net investment income[2]	0.11	0.03
Net realized and unrealized gain (loss) on investments	0.27	0.01
Total from investment operations	0.38	0.04
Less distributions
From net investment income	(0.06)	—
Total distributions	(0.06)	—
Net asset value, end of period	$10.36	$10.04
Total return (%)[3]	3.82	0.40	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	6.77	18.75	[6]
Expenses including reductions	1.13	1.15	[6]
Net investment income	1.08	0.98	[6]
Portfolio turnover (%)	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R6 Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.05	$10.00
Net investment income[2]	0.14	0.04
Net realized and unrealized gain on investments	0.27	0.01
Total from investment operations	0.41	0.05
Less distributions
From net investment income	(0.08)	—
Total distributions	(0.08)	—
Net asset value, end of period	$10.38	$10.05
Total return (%)[3]	4.08	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	7.69	18.64	[6]
Expenses including reductions	0.84	0.85	[6]
Net investment income	1.39	1.27	[6]
Portfolio turnover (%)	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.05	$10.00
Net investment income[2]	0.14	0.04
Net realized and unrealized gain on investments	0.26	0.01
Total from investment operations	0.40	0.05
Less distributions
From net investment income	(0.07)	—
Net asset value, end of period	$10.38	$10.05
Total return (%)[3]	4.06	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$403	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.86	[5]
Expenses including reductions	0.84	0.86	[5]
Net investment income	1.39	1.28	[5]
Portfolio turnover (%)	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements

Note 1 — Organization

John Hancock Value Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation over the long term.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

24

As of October 31, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2015 the fund loaned common stocks valued at $1,461,228 and received $1,504,465 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $1,161. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an

25

equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary income	$3,174,285	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $7,543,384 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2015.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.850% of the first $200 million of the fund's average daily net assets; (b) 0.750% of the next $800 million of the fund's average daily net assets; and (c) 0.650% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The fund is not responsible for payment of the subadvisory fees.

26

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that Expenses of Class A, Class C and Class I shares exceed 1.45%, 2.15% and 1.15%, respectively, of average net assets (on an annualized basis) attributable to each class (the Class Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The Class Expense Limitation expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,172	Class R6	$7,096
Class C	6,394	Class NAV	153,419
Class I	6,871	Total	$179,952

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,807 for the year ended October 31, 2015. Of this amount, $988 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,717 was paid as sales commissions to broker-dealers and $102 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

27

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, there were no CDSCs received by the distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$1,284	$534	$6,579	$29
Class C	1,932	242	6,579	13
Class I	—	135	7,031	10
Class R6	—	15	7,029	10
Total	$3,216	$926	$27,218	$62

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to October 31, 2015, state registration fees and printing and postage amounted to $32,877 and $3,176, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2015 and period ended October 31, 2014 were as follows:

		Year ended 10-31-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	55,772	$582,306	26,661	$264,695
Distributions reinvested	85	834	—	—
Repurchased	(24,119)	(247,857)	—	—
Net increase	31,738	$335,283	26,661	$264,695
Class C shares
Sold	21,972	$223,309	12,347	$123,138
Distributions reinvested	—	5	—	—
Repurchased	(4,776)	(46,359)	(1,757)	(17,600)
Net increase	17,196	$176,955	10,590	$105,538

28

		Year ended 10-31-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class I shares
Sold	6,468	$62,535	10,000	$100,000
Repurchased	(6,468)	(62,535)	—	—
Net increase	—	—	10,000	$100,000
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	395,643	$3,983,941	43,811,159	$438,055,412
Distributions reinvested	324,289	3,171,550	—	—
Repurchased	(5,644,949)	(59,086,587)	(110,256)	(1,093,448)
Net increase (decrease)	(4,925,017)	($51,931,096)	43,700,903	$436,961,964
Total net increase (decrease)	(4,876,083)	($51,418,858)	43,758,154	$437,532,197

1 Period from 6-26-14 (commencement of operations) to 10-31-14.

Affiliates of the fund owned 17%, 36%, 100%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV respectively, on October 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $77,357,942 and $118,680,230, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2015, funds within the John Hancock group of funds complex held 99.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	44.3%
John Hancock Funds II Lifestyle Balanced Portfolio	30.7%
John Hancock Funds II Lifestyle Aggressive Portfolio	13.2%

29

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Value Equity Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 26, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

30

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

32

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

33

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

34

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230747	454A 10/15 12/15

John Hancock

Disciplined Value International Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

Global financial markets experienced a spike in volatility in recent months, driven largely by fears of slowing economic growth. Stocks fell sharply in August as economic indicators in China weakened and Chinese leaders devalued the nation's currency. The slowdown in the world's second-largest economy weighed on investor sentiment worldwide and sent commodity prices lower. Commodity-exporting emerging markets were especially hard hit. A strengthening currency here at home also hurt returns for investors, as those overseas returns were translated back into more expensive U.S. dollars. While many markets have rebounded since the summer, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
36	Auditor's report
37	Trustees and Officers
41	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market-capitalization-weighted index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A shares were first offered on 9-29-14. For periods prior to this date, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

International stocks rose slightly amid volatility

Despite elevated volatility, most international stocks posted modest gains amid a backdrop of disappointing economic news and accommodative monetary policies.

Stock picking detracted from results

The fund underperformed its benchmark as our stock picking weighed on relative results.

Sector positioning significantly affected performance

Our security selection within the industrials, consumer staples, and healthcare sectors weighed on performance, while the fund's underweight in financials had a positive impact.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

Foreign investing, especially in emerging and frontier markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of small and midsize companies can change more frequently and dramatically than those of large companies. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Currency transactions and valuations are affected by fluctuations in exchange rates. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Large company stocks could fall out of favor, and less liquid securities may be difficult to sell at a price approximating their value. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Christopher K. Hart, CFA, Boston Partners

Christopher K. Hart, CFA
Portfolio Manager
Boston Partners

Why does this report cover such a brief period, encompassing just the two months ended October 31, 2015?

Since the end of its latest fiscal year on August 31, 2015, the fund's reporting cycle has changed, with its current fiscal year ending on October 31, 2016. This report covers the two-month period between the end of the last fiscal year and the start of the new fiscal year.

Most developed-market stocks outside North America rose during the two-month period, while the fund underperformed its benchmark. What factors drove these results?

The path that the fund's benchmark, the MSCI EAFE Index, took toward its slightly positive result was bumpy, as stocks alternated between steep declines and gains in September before rallying during the first half of October.

In the wake of a sharp market pullback in August, concerns about disappointing economic news from Europe, Japan, and China continued to weigh on the broader market during September. A decision by the U.S. Federal Reserve to pass, for the time being, on a well-telegraphed interest-rate increase was seen by many investors as a lack of confidence in the global economy. In Europe, economic data was mostly weak in September, and the European Central Bank (ECB) downgraded its economic growth and inflation forecasts. However, rising expectations that the ECB would expand a bond-buying stimulus program in the eurozone provided support for equities. In early October, European and U.K. stocks rebounded from the previous month's decline as economic data improved and ECB President Mario Draghi suggested that the bond-buying initiative could be expanded by year end.

In Japan, stocks were hit hard by concerns about a slowdown in China's economic growth, as China is a major export market for Japan. However, Japanese stocks climbed in October amid growing expectations that Japan's central bank would move to further ease its monetary policy. The Chinese domestic equity market also rallied in October as economic conditions appeared to stabilize.

4

"In the wake of a sharp market pullback in August, concerns about disappointing economic news from Europe, Japan, and China continued to weigh on the broader market during September."

Declining oil prices provided an economic tailwind for Japan and Europe during the two-month period, as they rely heavily on imported energy.

How did the team manage the fund in this environment?

We are value investors, focused on identifying companies with strong business fundamentals and positive business momentum that are trading at attractive relative prices. While external events do impact broad market performance, our strategy remains centered on bottom-up company analysis to uncover mispricings, with stock selection usually driving the fund's performance. During the latter half of the two-month period, the market environment was not favorable to our approach. Amid a broad rally, growth-oriented stocks with relatively high valuations outperformed the higher-quality companies that we focus on as value investors.

At the sector level, our stock picking in industrials, consumer staples, and healthcare weighed on performance. On the positive side, the fund's underweight in financials contributed to relative results, as the sector was weak. From a geographic perspective, stock selection in France, the United Kingdom, and Japan had a negative impact.

Which holdings had the biggest negative impact on the fund's results?

The biggest detractors were the portfolio's positions in Cambian Group PLC (U.K.) and Saft Groupe

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Liberty Global PLC, Series C	3.2
Safran SA	2.7
WH Smith PLC	2.4
Imperial Tobacco Group PLC	2.2
Bayer AG	2.0
HSBC Holdings PLC	2.0
Aurelius AG	1.8
Koninklijke Ahold NV	1.8
WPP PLC	1.6
Melrose Industries PLC	1.5
TOTAL	21.2
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"Amid a broad rally, growth-oriented stocks with relatively high valuations outperformed the higher-quality companies that we focus on as value investors."
SA (France). Shares of Cambian, a holding company that provides specialized behavioral health services, plunged in October after it reported that its full-year financial results would not meet its previous expectations as a result of higher investment costs at its facilities. In addition, Cambian reported lower admissions in its division that serves children with behavioral health needs. Shares of Saft plunged in October after the maker of advanced batteries for industrial applications announced that it expected a fourth-quarter sales slowdown in several of its markets, including industrial standby applications in the oil industry.

Other positions that were notable detractors included Liberty Global PLC (U.K.), Meggitt PLC (U.K.), and Aurelius AG (Germany).

Which holdings stood out as strong performers?

The largest contributions came from the fund's out-of-benchmark positions in WH Smith PLC (U.K.) and Samsung Electronics Company, Ltd. (South Korea).

Shares of WH Smith, a retailer of books and magazines sold at airports and train stations, climbed after the company reported strong financial results and announced a dividend increase and plans to expand its stock buyback program.

Samsung's shares rallied after the smartphone and appliance maker reported better-than-expected

TOP 10 COUNTRIES AS OF 10/31/15 (%)

United Kingdom	28.5
Japan	17.0
Germany	12.9
France	9.8
Switzerland	6.2
United States	3.4
Netherlands	3.2
Italy	3.0
Hong Kong	2.5
Ireland	2.4
TOTAL	88.9
As a percentage of net assets.
Cash and cash equivalents are not included.

6

quarterly earnings, announced a share buyback program, and said it would return 30%-50% of its annual free cash flow to shareholders over the next three years, mostly in the form of dividends.

Other positions that were notable contributors were Imperial Tobacco Group PLC (U.K.) and ProSiebenSat.1 Media AG (Germany).

How was the fund positioned at the end of the period?

The fund was overweight in the consumer discretionary, healthcare, industrials, and information technology sectors; the overweight in consumer discretionary was concentrated in media companies. The fund's most significant underweights were in the financials and utilities sectors. Within financials,a lack of exposure to European banks was responsible for most of the fund's underweight, as we remain concerned about the sufficiency of European bank capitalization levels. We believe utilities remain unattractive from a valuation standpoint, and thus the fund had no exposure to the sector.

At the regional level, the fund's holdings included a small exposure to emerging-market stocks that are not within the benchmark. We opportunistically invest in selected emerging-market companies that we believe offer compelling valuations and fundamentals. We maintained the fund's underweight in Japan, as we are skeptical that the economic initiatives of Prime Minister Shinzo Abe can provide substantial support for corporate earnings.

As the reporting period came to a close, the near-term outlook for the global economy had weakened, with only North America demonstrating consistent strength. The recent turmoil in China raised growth concerns for most of Asia and parts of Europe. Geopolitical and macroeconomic news is likely to continue to exert substantial influence on global markets. We believe such a dynamic creates opportunities.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones, CFA On the fund since 2013 Investing since 2004
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A2	-5.55	8.93	38.91
Class C2	-2.27	10.18	45.10
Class I2,3	-0.33	10.49	46.70
Class R2[2,3]	-0.51	10.42	46.33
Class R4[2,3]	-0.44	10.46	46.54
Class R6[2,3]	-0.18	10.54	46.93
Class NAV[2,3]	-0.26	10.51	46.81
Index†	0.37	10.02	44.31

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R2*	Class R4*	Class R6*	Class NAV*
Gross (%)	1.55	2.25	1.24	1.64	1.49	1.14	1.12
Net (%)	1.38	2.08	1.07	1.47	1.22	0.95	0.95

*	Expenses have been estimated for the first year of operations for all classes.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	14,510	14,510	14,431
Class I2,3	12-30-11	14,670	14,670	14,431
Class R2[2,3]	12-30-11	14,633	14,633	14,431
Class R4[2,3]	12-30-11	14,654	14,654	14,431
Class R6[2,3]	12-30-11	14,693	14,693	14,431
Class NAV[2,3]	12-30-11	14,681	14,681	14,431

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-30-2011.
2	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. For periods prior to these dates, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2015, with the same investment held until October 31, 2015.

	Account value on 9-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$992.60	$2.31	1.39%
Class C	1,000.00	991.70	3.46	2.08%
Class I	1,000.00	992.60	1.78	1.07%
Class R2	1,000.00	992.60	2.16	1.30%
Class R4	1,000.00	992.60	1.90	1.14%
Class R6	1,000.00	993.40	1.58	0.95%
Class NAV	1,000.00	992.60	1.58	0.95%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[2]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$7.07	1.39%
Class C	1,000.00	1,014.70	10.56	2.08%
Class I	1,000.00	1,019.80	5.45	1.07%
Class R2	1,000.00	1,180.70	6.61	1.30%
Class R4	1,000.00	1,019.50	5.80	1.14%
Class R6	1,000.00	1,020.40	4.84	0.95%
Class NAV	1,000.00	1,020.40	4.84	0.95%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 95.5%		$230,163,510
(Cost $235,959,631)
Australia 1.4%		3,312,682
Australia & New Zealand Banking Group, Ltd.	171,284	3,312,682
Belgium 2.0%		4,916,298
Ageas	48,785	2,151,313
Ontex Group NV	90,011	2,764,985
Canada 2.3%		5,450,597
Barrick Gold Corp.	92,398	710,541
Canadian Natural Resources, Ltd.	52,637	1,220,521
HudBay Minerals, Inc.	245,858	1,276,672
Precision Drilling Corp.	161,814	643,494
Suncor Energy, Inc.	53,748	1,599,369
China 1.4%		3,358,125
Baidu, Inc., ADR (I)	6,373	1,194,746
Shenzhou International Group Holdings, Ltd.	439,000	2,163,379
France 9.8%		23,660,305
Atos SE	17,074	1,359,202
Bollore SA	343,852	1,699,806
Cap Gemini SA	35,675	3,172,079
Havas SA	228,465	1,978,683
IPSOS	59,490	1,206,781
LISI	42,334	1,033,458
Safran SA	84,510	6,418,876
Saft Groupe SA	80,447	2,073,559
Teleperformance	33,742	2,648,104
Total SA	42,800	2,069,757
Germany 12.9%		31,099,416
Allianz SE	15,810	2,767,821
Aurelius AG	99,206	4,421,828
Bayer AG	35,767	4,769,008
Fresenius SE & Company KGaA	49,946	3,670,152
Henkel AG & Company KGaA	23,587	2,177,147
KION Group AG	67,273	3,031,448
Merck KGaA	30,995	3,025,995
Muenchener Rueckversicherungs AG	12,734	2,539,082
Norma Group SE	24,440	1,253,354
ProSiebenSat.1 Media AG	63,728	3,443,581
Hong Kong 2.5%		6,106,640
CK Hutchison Holdings, Ltd.	89,912	1,231,209

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Global Brands Group Holding, Ltd. (I)	8,346,000	$1,730,332
NewOcean Energy Holdings, Ltd.	3,200,000	1,302,985
WH Group, Ltd. (I) (S)	3,340,500	1,842,114
India 0.7%		1,625,425
Videocon d2h, Ltd., ADR (I)	166,369	1,625,425
Ireland 2.4%		5,729,008
CRH PLC	76,912	2,104,697
Greencore Group PLC	257,207	1,195,932
Smurfit Kappa Group PLC	85,329	2,428,379
Israel 0.7%		1,620,385
Teva Pharmaceutical Industries, Ltd., ADR	27,376	1,620,385
Italy 3.0%		7,369,955
Assicurazioni Generali SpA	145,880	2,763,924
Eni SpA	167,164	2,729,829
Maire Tecnimont SpA (I) (L)	651,718	1,876,202
Japan 17.0%		41,033,534
Ain Pharmaciez, Inc.	25,100	1,188,203
Alpine Electronics, Inc.	61,400	806,217
Amano Corp.	199,700	2,593,837
Astellas Pharma, Inc.	200,000	2,902,893
Brother Industries, Ltd.	83,200	1,063,417
Citizen Holdings Company, Ltd.	424,400	3,216,737
Coca-Cola West Company, Ltd.	107,000	2,163,796
Fuji Heavy Industries, Ltd.	54,200	2,096,109
Inpex Corp.	208,100	1,983,609
Konica Minolta, Inc.	243,900	2,505,930
Lintec Corp.	116,300	2,724,331
Mitsubishi Electric Corp.	123,000	1,281,013
Nippon Telegraph & Telephone Corp.	98,000	3,592,814
Nippon Television Holdings, Inc.	110,700	1,915,783
Nitto Denko Corp.	37,900	2,430,314
Sumitomo Osaka Cement Company, Ltd.	572,000	2,204,216
The Chiba Bank, Ltd.	263,000	1,918,593
Toho Holdings Company, Ltd.	70,000	1,551,993
Tokio Marine Holdings, Inc.	75,100	2,893,729
Netherlands 3.2%		7,690,342
Aegon NV	297,373	1,824,819
Koninklijke Ahold NV	211,721	4,306,988
Randstad Holding NV	26,134	1,558,535
South Korea 0.9%		2,206,943
Samsung Electronics Company, Ltd.	1,840	2,206,943

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Switzerland 6.2%				$14,881,781
	dorma+kaba Holding AG		2,662	1,659,890
	Georg Fischer AG		4,667	2,867,414
	Novartis AG		36,593	3,314,911
	Roche Holding AG		10,570	2,869,743
	Swiss Re AG		29,448	2,733,680
	Zurich Insurance Group AG		5,442	1,436,143
Taiwan 0.6%				1,470,818
	Casetek Holdings, Ltd.		336,000	1,470,818
United Kingdom 28.5%				68,631,256
	AstraZeneca PLC		56,079	3,574,054
	BAE Systems PLC		539,599	3,650,111
	Berendsen PLC		110,574	1,743,362
	Britvic PLC		196,425	2,111,595
	BT Group PLC		264,667	1,890,122
	Cambian Group PLC		617,465	1,542,167
	Daily Mail & General Trust PLC		100,923	1,162,708
	HSBC Holdings PLC		607,267	4,744,556
	Imperial Tobacco Group PLC		98,037	5,279,096
	ITV PLC		780,686	3,030,848
	Liberty Global PLC LiLAC, Class C (I)		10,597	409,680
	Liberty Global PLC, Series C (I)		182,459	7,780,052
	Marks & Spencer Group PLC		235,193	1,857,146
	Meggitt PLC		293,710	1,600,040
	Melrose Industries PLC		902,206	3,691,035
	Micro Focus International PLC		122,382	2,365,551
	Next PLC		28,588	3,520,753
	Petrofac, Ltd.		141,802	1,839,915
	Rightmove PLC		7,015	414,315
	Rio Tinto PLC		33,263	1,212,278
	Standard Chartered PLC		106,530	1,182,551
	Stock Spirits Group PLC		312,413	917,748
	Vodafone Group PLC		1,051,004	3,458,783
	WH Smith PLC		218,369	5,728,569
	WPP PLC		175,057	3,924,221
Preferred securities 0.1%				$255,898
(Cost $250,496)
South Korea 0.1%				255,898
	Samsung Electronics Company, Ltd.		245	255,898
	Yield (%)		Shares	Value
Securities lending collateral 0.6%				$1,428,665
(Cost $1,428,600)
John Hancock Collateral Trust (W)	0.1388(Y	)	142,786	1,428,665

14SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)		Shares	Value
Short-term investments 2.8%				$6,721,859
(Cost $6,721,859)
Money market funds 2.8%				6,721,859
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	6,721,859	6,721,859
Total investments (Cost $244,360,586)† 99.0%				$238,569,932
Other assets and liabilities, net 1.0%				$2,464,596
Total net assets 100.0%				$241,034,528

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-15.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $245,398,484. Net unrealized depreciation aggregated $6,828,552, of which $8,406,431 related to appreciated investment securities and $15,234,983 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $242,931,986) including $1,355,998 of securities loaned	$237,141,267
Investments in affiliated issuers, at value (Cost $1,428,600)	1,428,665
Total investments, at value (Cost $244,360,586)	238,569,932
Foreign currency, at value (Cost $3,344,584)	3,330,273
Receivable for investments sold	6,763,652
Receivable for fund shares sold	569,571
Dividends and interest receivable	711,234
Receivable for securities lending income	5,346
Receivable due from advisor	20,179
Other receivables and prepaid expenses	83,539
Total assets	250,053,726
Liabilities
Payable for investments purchased	7,369,849
Payable for fund shares repurchased	34,984
Payable upon return of securities loaned	1,428,600
Payable to affiliates
Accounting and legal services fees	4,333
Transfer agent fees	8,383
Distribution and service fees	21
Other liabilities and accrued expenses	173,028
Total liabilities	9,019,198
Net assets	$241,034,528
Net assets consist of
Paid-in capital	$249,678,697
Undistributed net investment income	2,671,616
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,502,447)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,813,338)
Net assets	$241,034,528

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($32,556,724 ÷ 2,704,569 shares)[1]	$12.04
Class C ($6,184,987 ÷ 516,441 shares)[1]	$11.98
Class I ($35,926,609 ÷ 2,976,738 shares)	$12.07
Class R2 ($464,627 ÷ 38,554 shares)	$12.05
Class R4 ($123,814 ÷ 10,265 shares)	$12.06
Class R6 ($74,044,119 ÷ 6,130,694 shares)	$12.08
Class NAV ($91,733,648 ÷ 7,597,067 shares)	$12.07
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.67

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF OPERATIONS

	Period ended 10-31-15[1]	Year ended 8-31-15
Investment income
Dividends	$832,502	$3,866,452
Securities lending	14,237	52,966
Less foreign taxes withheld	(35,128)	(287,714)
Total investment income	811,611	3,631,704
Expenses
Investment management fees	347,447	1,064,838
Distribution and service fees	24,694	58,234
Accounting and legal services fees	8,018	33,754
Transfer agent fees	15,960	45,081
Trustees' fees	1,424	881
State registration fees	22,574	108,977
Printing and postage	7,431	8,961
Professional fees	51,629	241,681
Custodian fees	12,643	43,389
Registration and filing fees	18,111	105,926
Other	3,533	12,861
Total expenses	513,464	1,724,583
Less expense reductions	(106,672)	(500,005)
Net expenses	406,792	1,224,578
Net investment income	404,819	2,407,126
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(3,477,427)	(2,088,716)
Investments in affiliated issuers	8	51
	(3,477,419)	(2,088,665)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	1,631,356	(9,449,150)
Investments in affiliated issuers	97	(32)
	1,631,453	(9,449,182)
Net realized and unrealized loss	(1,845,966)	(11,537,847)
Decrease in net assets from operations	($1,441,147)	($9,130,721)

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Period ended 10-31-15[1]	Year ended 8-31-15	Year ended 8-31-14[2]
Increase (decrease) in net assets
From operations
Net investment income	$404,819	$2,407,126	$260,899
Net realized gain (loss)	(3,477,419)	(2,088,665)	1,399,301
Change in net unrealized appreciation (depreciation)	1,631,453	(9,449,182)	397,507
Increase (decrease) in net assets resulting from operations	(1,441,147)	(9,130,721)	2,057,707
Distributions to shareholders
From net investment income
Class A3	—	(57,047)	—
Class C3	—	(1,269)	—
Class I3	—	(61,413)	—
Class R2[3]	—	(745)	—
Class R4[3]	—	(807)	—
Class R6	—	(119,732)	(180,952)
From net realized gain
Class A3	—	(354,281)	—
Class C3	—	(10,256)	—
Class I3	—	(346,983)	—
Class R2[3]	—	(4,703)	—
Class R4[3]	—	(4,703)	—
Class R6	—	(629,112)	(1,228,663)
Total distributions	—	(1,591,051)	(1,409,615)
From fund share transactions	14,620,572	224,584,562	2,240,088
Total increase	13,179,425	213,862,790	2,888,180
Net assets
Beginning of period	227,855,103	13,992,313	11,104,133
End of period	$241,034,528	$227,855,103	$13,992,313
Undistributed net investment income	$2,671,616	$2,319,746	$230,443

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	Audited by previous independent registered public accounting firm.
3	The inception date for Class A, Class C, Class I, Class R2 and Class R4 is 9-29-14.

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.13		$13.10
Net investment income[3]	0.01		0.13
Net realized and unrealized loss on investments	(0.10)		(0.38)
Total from investment operations	(0.09)		(0.25)
Less distributions
From net investment income	—		(0.10)
From net realized gain	—		(0.62)
Total distributions	—		(0.72)
Net asset value, end of period	$12.04		$12.13
Total return (%)[4,5]	(0.74	) [6]	(1.75	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$33		$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.66	[7]	1.81	[7]
Expenses including reductions	1.39	[7]	1.39	[7]
Net investment income	0.74	[7]	1.03	[7]
Portfolio turnover (%)	14		91	[8]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class A shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.08		$13.10
Net investment income[3]	—	[4]	0.08
Net realized and unrealized loss on investments	(0.10)		(0.40)
Total from investment operations	(0.10)		(0.32)
Less distributions
From net investment income	—		(0.08)
From net realized gain	—		(0.62)
Total distributions	—		(0.70)
Net asset value, end of period	$11.98		$12.08
Total return (%)[5,6]	(0.83	) [7]	(2.33	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.36	[8]	2.64	[8]
Expenses including reductions	2.08	[8]	2.08	[8]
Net investment income	0.02	[8]	0.60	[8]
Portfolio turnover (%)	14		91	[9]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class C shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Does not reflect the effect of sales charges, if any.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.16		$13.10
Net investment income[3]	0.02		0.19
Net realized and unrealized loss on investments	(0.11)		(0.40)
Total from investment operations	(0.09)		(0.21)
Less distributions
From net investment income	—		(0.11)
From net realized gain	—		(0.62)
Total distributions	—		(0.73)
Net asset value, end of period	$12.07		$12.16
Total return (%)[4]	(0.74	) [5]	(1.43	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$36		$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	[6]	1.49	[6]
Expenses including reductions	1.07	[6]	1.08	[6]
Net investment income	1.00	[6]	1.64	[6]
Portfolio turnover (%)	14		91	[7]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class I shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.14		$13.10
Net investment income[3]	0.01		0.16
Net realized and unrealized loss on investments	(0.10)		(0.40)
Total from investment operations	(0.09)		(0.24)
Less distributions
From net investment income	—		(0.10)
From net realized gain	—		(0.62)
Total distributions	—		(0.72)
Net asset value, end of period	$12.05		$12.14
Total return (%)[4]	(0.74	) [5]	(1.68	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.61	[7]	4.32	[7]
Expenses including reductions	1.30	[7]	1.31	[7]
Net investment income	0.73	[7]	1.33	[7]
Portfolio turnover (%)	14		91	[8]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class R2 shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R4 Shares Period ended	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.15		$13.10
Net investment income[3]	0.02		0.14
Net realized and unrealized loss on investments	(0.11)		(0.36)
Total from investment operations	(0.09)		(0.22)
Less distributions
From net investment income	—		(0.11)
From net realized gain	—		(0.62)
Total distributions	—		(0.73)
Net asset value, end of period	$12.06		$12.15
Total return (%)[4]	(0.74	) [5]	(1.53	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	[7]	5.28	[7]
Expenses including reductions	1.14	[7]	1.17	[7]
Net investment income	0.97	[7]	1.20	[7]
Portfolio turnover (%)	14		91	[8]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class R4 shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	10-31-15	[1]	8-31-15 [2]	8-31-14 [3]	8-31-13 [3]	8-31-12	[3,4]
Per share operating performance
Net asset value, beginning of period	$12.16		$13.54	$12.88	$10.79	$10.00
Net investment income[5]	0.02		0.27	0.27	0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.10)		(0.91)	1.98	2.10	0.64
Total from investment operations	(0.08)		(0.64)	2.25	2.30	0.79
Less distributions
From net investment income	—		(0.12)	(0.20)	(0.13)	—
From net realized gain	—		(0.62)	(1.39)	(0.08)	—
Total distributions	—		(0.74)	(1.59)	(0.21)	—
Net asset value, end of period	$12.08		$12.16	$13.54	$12.88	$10.79
Total return (%)[6]	(0.66	) [7]	(4.56)	18.18	21.52	7.90	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$74		$73	$14	$11	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	[8]	1.38	2.84	3.18	3.77	[8]
Expenses including reductions	0.95	[8]	0.95	0.98	1.30	1.30	[8]
Net investment income	1.15	[8]	2.12	1.99	1.63	2.16	[8]
Portfolio turnover (%)	14		91	67	87	81

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6.
3	Audited by previous independent registered public accounting firm.
4	Period from 12-30-11 (commencement of operations) to 8-31-12.
5	Based on average daily shares outstanding.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class NAV Shares Period ended	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.16		$12.98
Net investment income[3]	0.02		0.11
Net realized and unrealized loss on investments	(0.11)		(0.93)
Total from investment operations	(0.09)		(0.82)
Net asset value, end of period	$12.07		$12.16
Total return (%)[4]	(0.74	) [5]	(6.32	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$92		$91
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[6]	1.35	[6]
Expenses including reductions	0.95	[6]	0.95	[6]
Net investment income	1.15	[6]	2.29	[6]
Portfolio turnover (%)	14		91	[7]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class NAV shares is 4-13-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

26SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to affiliated John Hancock funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund is the accounting and performance successor of Robeco Boston Partners International Equity Fund (the Predecessor fund). At the close of business on September 26, 2014, the fund acquired substantially all the assets and assumed the liabilities of the Predecessor fund pursuant to an agreement and plan of reorganization, in exchange for Class R6 shares of the fund.

On September 16, 2015, the Board of Trustees voted to change the fund's fiscal year end from August 31 to October 31.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

27

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of Octobert 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$3,312,682	—	$3,312,682	—
Belgium	4,916,298	—	4,916,298	—
Canada	5,450,597	$5,450,597	—	—
China	3,358,125	1,194,746	2,163,379	—
France	23,660,305	—	23,660,305	—
Germany	31,099,416	—	31,099,416	—
Hong Kong	6,106,640	—	6,106,640	—
India	1,625,425	1,625,425	—	—
Ireland	5,729,008	—	5,729,008	—
Israel	1,620,385	1,620,385	—	—
Italy	7,369,955	—	7,369,955	—
Japan	41,033,534	—	41,033,534	—
Netherlands	7,690,342	—	7,690,342	—
South Korea	2,206,943	—	2,206,943	—
Switzerland	14,881,781	—	14,881,781	—
Taiwan	1,470,818	—	1,470,818	—
United Kingdom	68,631,256	8,189,732	60,441,524	—
Preferred securities
South Korea	255,898	—	255,898	—
Securities lending collateral	1,428,665	1,428,665	—	—
Short-term investments	6,721,859	6,721,859	—	—
Total investments in securities	$238,569,932	$26,231,409	$212,338,523	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term

28

money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2015, the fund loaned common stocks valued at $1,355,988 and received $1,428,600 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the two-month period ended October 31, 2015 and the year ended August 31, 2015 were $498 and $515, respectively. For the two-month period ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

29

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. From September 26, 2014 through December 31, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2015, the fund has a short-term capital loss carryfoward of $4,582,923 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the two-month period ended October 31, 2015 and the years ended August 31, 2015 and 2014 was as follows:

	October 31, 2015	August 31, 2015	August 31, 2014
Ordinary Income	—	$523,770	$975,957
Long-Term Capital Gain	—	1,067,281	433,658
Total	—	$1,591,051	$1,409,615

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $2,785,550 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to September 29, 2014, Boston Partners,

30

a division of Robeco Investment Management, Inc. (Robeco) served as investment advisor to the Predecessor fund and Foreside Funds Distributors LLC served as distributor.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.900% of the first $250 million of the fund's average daily net assets; and (b) 0.875% the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Robeco. The fund is not responsible for payment of the subadvisory fees. Prior to September 29, 2014, the Predecessor fund paid Robeco 0.900% of the Predecessor fund's average daily net assets.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the two-month period ended October 31, 2015 and year ended August 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, and short dividend expense to the extent that expenses of the fund exceed 0.95% of average annual net assets of the fund. This expense limitation expires on February 29, 2016, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class A, Class C, Class I, Class R2, Class R4 and Class R6 shares of the fund to the extent they exceed 0.55%, 1.25%, 0.25%, 0.60%, 0.35% and 0.00%, respectively, of average annual net assets. These waivers expire on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to September 29, 2014, Robeco had contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Predecessor fund's total annual operating expenses of its Institutional Class to the extent they exceeded 0.95% of average daily net assets, excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

Effective January 1, 2015, the Advisor has voluntarily agreed to waive and/or reimburse all blue-sky fees and printing and postage of the fund until February 29, 2016.

The expense reductions described above amounted to the following for the two-month period ended October 31, 2015 and the year ended August 31, 2015:

Class	Expense reduction for the two month period ended 10-31-15	Expense reduction for the year ended 8-31-15
Class A	$13,512	$60,386
Class C	2,658	10,398
Class I	14,962	73,443
Class R2	145	4,212
Class R4	55	4,126
Class R6	34,767	275,597
Class NAV	40,552	71,745
Total	$106,651	$499,907

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the two-month period ended October 31, 2015 and the year ended August 31, 2015 were equivalent to a net annual effective rate of 0.62% and 0.48% of the fund's average daily net assets, respectively.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the two-month period ended October 31, 2015 and the period from September 29, 2014 to August 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets. Prior to September 29, 2014 and for the year ended August 31, 2014, BNY Mellon Investment Servicing (US) Inc. (BNY Mellon) served as administrator providing the Predecessor fund with administration and accounting services and regulatory administrative services. For these services BNY Mellon received a monthly fee equal to an annual percentage rate allocated to each of the RBB Fund Inc., in proportion the fund's net assets. For the period September 1, 2014 to September 26, 2014, these fees amounted to an annual rate of 1.22% of the Predecessor fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 shares. The current waiver agreement expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $21 and $98 for Class R4 shares for the two-month period ended October 31, 2015 and the year ended August 31, 2015. Prior to September 29, 2014, the Predecessor fund did not pay distribution fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $15,050 for the two-month period ended October, 31, 2015. Of this amount, $4,724 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,294 was paid as sales commissions to broker-dealers and $32 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor. For the year ended August 31, 2015, Class A shares were assessed up-front sales charges,which resulted in payments to the Distributor amounting to $35,230. Of this amount, $30,910 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,572 was paid as sales commissions to broker-dealers and $748 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the two-month period ended October 31, 2015, CDSCs received by the Distributor amounted to $1,191 for Class C shares. For the year ended August 31, 2015, CDSCs received by the Distributor amounted to $357 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John

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Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets. Prior to September 29, 2014, BNY Mellon served as the Predecessor fund's transfer and dividend disbursing agent and received a monthly fee, subject to certain minimum and out of pocket expenses.

Class level expenses. Class level expenses for the two-month period ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$14,715	$6,346
Class C	9,778	1,265
Class I	—	6,396
Class R2	146	8
Class R4	55	3
Class R6	—	1,942
Total	$24,694	$15,960

Class level expenses for the year ended August 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$36,435	$15,120	$3,576	$550
Class C	21,158	2,658	3,558	13
Class I	—	17,048	3,748	538
Class R2	385	20	3,558	8
Class R4	256	15	3,558	8
Class R6	—	10,220	6,135	1,208
Total	$58,234	$45,081	$24,133	$2,325

Effective January 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period January 1, 2015 to August 31, 2015, state registration and printing and postage amounted to $84,844 and $6,636, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the two-month period ended October 31, 2015 and the years ended August 31, 2015 and 2014 were as follows:

		Period ended 10-31-15[1]		Year ended 8-31-15		Year ended 8-31-14[2]
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares[3]
Sold	649,782	$7,731,668	2,369,455	$30,534,472	—	—
Distributions reinvested	—	—	855	10,012	—	—
Repurchased	(198,729)	(2,356,505)	(116,794)	(1,465,398)	—	—
Net increase	451,053	$5,375,163	2,253,516	$29,079,086	—	—

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		Period ended 10-31-15[1]		Year ended 8-31-15		Year ended 8-31-14[2]
	Shares	Amount	Shares	Amount	Shares	Amount
Class C shares[3]
Sold	78,063	$927,513	505,013	$6,452,029	—	—
Distributions reinvested	—	—	533	6,240	—	—
Repurchased	(37,985)	(440,911)	(29,183)	(357,841)	—	—
Net increase	40,078	$486,602	476,363	$6,100,428	—	—
Class I shares[3]
Sold	562,602	$6,675,353	2,540,028	$32,435,859	—	—
Distributions reinvested	—	—	133	1,560	—	—
Repurchased	(42,589)	(511,767)	(83,436)	(1,064,745)	—	—
Net increase	520,013	$6,163,586	2,456,725	$31,372,674	—	—
Class R2 shares[3]
Sold	21,854	$262,070	16,871	$218,556	—	—
Repurchased	(171)	(2,031)	—	—	—	—
Net increase	21,683	$260,039	16,871	$218,556	—	—
Class R4 shares[3]
Sold	—	—	10,265	$135,000	—	—
Net increase	—	—	10,265	$135,000	—	—
Class R6 shares
Sold	92,574	$1,096,415	5,971,370	$73,133,725	1,003,840	$13,683,362
Distributions reinvested	—	—	64,004	748,844	109,698	1,409,616
Repurchased	(2,779)	(33,165)	(1,027,748)	(13,552,896)	(942,305)	(12,852,890)
Net increase	89,795	$1,063,250	5,007,626	$60,329,673	171,233	$2,240,088
Class NAV shares[4]
Sold	149,404	$1,792,028	7,973,000	$103,463,621	—	—
Repurchased	(43,441)	(520,096)	(481,896)	(6,114,476)	—	—
Net increase	105,963	$1,271,932	7,491,104	$97,349,145	—	—
Total net increase	1,228,585	$14,620,572	17,712,470	$224,584,562	171,233	$2,240,088

1 For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.

2 Audited by previous independent registered public accounting firm.

3 The inception date for Class A, Class C, Class I, Class R2 and Class R4 shares is 9-29-14.

4 The inception date for Class NAV shares is 4-13-15.

Affiliates of the fund owned 21%, 1%, 19%, 20%, 75%, 93% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $47,781,883 and $31,295,024, respectively, for the two-month period ended October 31, 2015.

Note 7 — Reorganization

At the close of business on September 26, 2014, the fund acquired all the assets and liabilities of the Predecessor fund in exchange for the Class R6 shares of the fund. The fund had no assets, liabilities, or operations prior to the reorganization.

The agreement provided for: (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor fund in exchange for shares of the fund; (b) the liquidation of the Predecessor fund; and (c) the distribution to the Predecessor fund's shareholders of the fund's shares. The reorganization was intended to allow the fund to be better positioned to increase asset size and achieve additional economies of scale by increasing sales and spreading fixed expenses over a larger asset

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base. As a result of the reorganization, the fund is the legal survivor, and the accounting and performance successor to the Predecessor fund. Institutional Class shares of the Predecessor fund have been redesignated as Class R6 shares of the fund.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor fund or its shareholders. Thus, the investments were transferred to the fund at the Predecessor fund's identified cost. All distributable amounts of net income and realized gains from the Predecessor fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Predecessor fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on September 26, 2014. The following outlines the reorganization:

Predecessor fund	Acquired net asset value of the Predecessor fund	Appreciation of Predecessor fund's investments	Shares issued by the fund	Total net assets after combination
Robeco Boston Partners International Equity Fund	$13,585,968	$1,511,499	1,036,930.325	$13,585,968

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value International Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The statement of changes in net assets for the year ending August 31, 2014, and the financial highlights for the years ending August 31, 2012 through August 31, 2014 were audited by another independent registered public accounting firm, whose report dated October 29, 2014 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

37

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

39

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc. doing business as Boston Partners

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF250804	455A 10/15 12/15

John Hancock

Emerging Markets Equity Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

Global financial markets experienced a spike in volatility in recent months, driven largely by fears of slowing economic growth. Stocks fell sharply in August as economic indicators in China weakened and Chinese leaders devalued the nation's currency. The slowdown in the world's second-largest economy weighed on investor sentiment worldwide and sent commodity prices lower. Commodity-exporting emerging markets were especially hard hit. A strengthening currency here at home also hurt returns for investors, as those overseas returns were translated back into more expensive U.S. dollars. While many markets have rebounded since the summer, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	Your expenses
10	Fund's investments
13	Financial statements
16	Financial highlights
20	Notes to financial statements
27	Auditor's report
28	Tax information
29	Evaluation of advisory and subadvisory agreements by the Board of Trustees
34	Trustees and Officers
38	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

TOTAL RETURNS AS OF 10/31/15 (%)

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

Emerging-market challenges

Emerging markets encountered difficulty, due largely to concerns about China, falling commodity prices, and the prospect of higher U.S. interest rates.

Difficulty with China-based stocks

Not surprisingly, Chinese companies caught up in the country's difficult market environment had a significant negative impact on performance.

Outperformance despite the struggles

Although the fund declined, it was able to modestly outperform the benchmark, the MSCI Emerging Markets Index, due to security selection in the utilities, financials, and telecommunications sectors.

PORTFOLIO COMPOSITION AS OF 10/31/15 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Kathryn Langridge, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Kathryn Langridge
Portfolio Manager
John Hancock Asset Management

The fund turned in a negative return, although it did outpace the results of its benchmark, the MSCI Emerging Markets Index. What factors influenced relative performance?

The brief reporting period between the fund's June 16, 2015 inception date and October 31, 2015, was challenging for emerging-market stocks, although a rally in October eased the negative impact on financial markets.

China continued to be the most notable economic trouble spot, as investors continued to worry about decelerating economic growth in the country. Other important trends included the ongoing plunge in commodity prices and the prospect of higher U.S. interest rates, which threatened to reverse the flow of foreign investment into emerging markets.

Against this backdrop, the fund turned in a negative return but managed to slightly outperform the benchmark. Although we are disappointed whenever the fund loses money, we are pleased that our emphasis on more conservative holdings enabled the fund to hold up somewhat better than the index amid tumultuous market conditions.

Compared with the benchmark, the fund benefited from favorable security selection in the utilities and telecommunications sectors. The biggest challenge came in healthcare, where stock picking for the fund was modestly negative.

How would you summarize your management approach?

We employ our bottom-up, stock-by-stock investment strategy, while also considering individual country fundamentals, in search of best-in-class, high return businesses. In short, we want to invest in emerging-market companies offering quality growth at a reasonable price.

Our approach seeks to identify companies with robust business models and the capacity to deliver solid, relatively predictable earnings growth, even amid the difficult economic conditions many emerging markets have been experiencing. We are looking for companies that have high returns on capital, healthy balance sheets, and strong competitive positions. We also seek companies that operate transparently and have good corporate governance; we have found that businesses with

4

"Although we are disappointed whenever the fund loses money, we are pleased that our emphasis on more conservative holdings enabled the fund to hold up somewhat better than the index amid tumultuous market conditions."
these characteristics tend to be the best-quality businesses and, in turn, tend to attract higher equity valuations over time.

In this brief reporting period, which stocks detracted in relative terms?

Several of the fund's biggest detractors were Chinese stocks, which is not surprising given the country's sharp market correction over the summer. For example, the fund was hampered by a stake in Huadian Fuxin Energy Corp., Ltd., a China-based provider of wind and nuclear energy. The company's shares lost more than one-third of their value, as wind generation in China has been unexpectedly weak. Nevertheless, at period end we continued to see Huadian Fuxin as an attractive long-term holding; its shares were very inexpensively valued, and we thought the company would be well positioned to benefit from the long-term push for cleaner energy in China.

Another relative detractor was Chinese computer manufacturer Lenovo Group, Ltd., which continued to face a number of ongoing challenges, such as its core personal computer business being under pressure. We continued to see good long-term opportunity with Lenovo, however, in part because of its diverse set of product offerings and what we saw as the company's ability to generate high returns on equity. As Lenovo's valuation came down, we saw it as an opportunity to add to the fund's holdings in a stock we still found attractive.

SECTOR COMPOSITION AS OF 10/31/15 (%)

5

Other detractors included state-owned oil firm PetroChina Company, Ltd., whose core business we believed had the potential to rebound should energy markets outperform expectations, and Ping An Insurance Group Company of China, Ltd., a dominant insurance provider that, in our view, was well positioned to benefit from the long-term trend of Chinese consumers saving more.

Which individual stocks contributed to performance?

The biggest contributor by a wide margin was South Korean electronics and consumer products giant Samsung Electronics Company, Ltd. Shares of Samsung, the world's leading maker of memory chips, smartphones, and appliances, turned in strong performance, due in part to a better-than-expected profit and revenue forecast. Also, late in the period the company announced plans to buy back and subsequently cancel $10 billion worth of stock and to return substantial cash to shareholders in the form of dividends over the next few years.

Another strong South Korean stock was LG Household & Health Care, Ltd. This retailer of cosmetics and other products benefited from overall strength in the Korean market, which performed relatively well, and the Korean currency, which fared better than many of its emerging-market counterparts. We see LG Household as an extremely well-managed business. The company's shares have especially benefited from higher sales and revenue on increased duty-free shopping on the part of Chinese tourists.

Outside Korea, the fund was helped by its position in El Puerto de Liverpool SAB de CV. This Mexican department store chain, a solid and long-established family-run business, benefited from improving consumer spending trends in Mexico. As the stock approached the top of our fair value estimate, we took some profits and reduced the size of the fund's position.

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Samsung Electronics Company, Ltd.	5.1
Naspers, Ltd.	4.2
Ping An Insurance Group Company of China, Ltd., H Shares	3.1
AIA Group, Ltd.	3.0
Baidu, Inc., ADR	2.3
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	2.2
LG Household & Health Care, Ltd.	2.2
The India Fund, Inc.	2.1
China Mobile, Ltd.	2.1
Hong Kong Exchanges and Clearing, Ltd.	1.9
TOTAL	28.2
As a percentage of net assets.
Cash and cash equivalents are not included.

6

As of period end, how do you view the environment for emerging markets?

We think emerging-market investors may have become too pessimistic in the short term, but we also acknowledge the real challenges facing China and other emerging nations. We will be looking for China's growth rate to stabilize, while in countries such as Brazil, we will want to see credible financial reforms, such as those already implemented elsewhere. We will also keep a close watch on the U.S. Federal Reserve; if the central bank raises rates slowly and provides clear future guidance, it could help the market backdrop.

That said, whatever happens next in emerging markets, we are long-term investors and will keep our focus on best-in-class companies with high returns on invested capital, strong business franchises and management teams, healthy balance sheets, and the potential to generate sustainable cash flow. Even as we anticipate a challenging period ahead, we believe these types of stocks are more likely to prove resilient over time.

MANAGED BY

Kathryn Langridge On the fund since inception Investing since 1985

TOP 10 COUNTRIES AS OF 10/31/15 (%)

China	20.1
South Korea	15.3
Hong Kong	13.4
Taiwan	9.1
India	8.7
South Africa	7.6
Mexico	5.4
Brazil	5.1
Philippines	3.0
Indonesia	2.3
TOTAL	90.0
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Kathryn Langridge, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 16, 2015, with the same investment held until October 31, 2015.

	Account value on 6-16-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$899.00	$5.35	1.50%
Class C	1,000.00	897.00	7.83	2.20%
Class I	1,000.00	900.00	4.46	1.25%
Class R2	1,000.00	899.00	5.26	1.48%
Class R4	1,000.00	899.00	4.81	1.35%
Class R6	1,000.00	900.00	4.31	1.21%
Class NAV	1,000.00	900.00	4.31	1.21%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[2]	Annualized expense ratio
Class A	$1,000.00	$1,017.60	$7.63	1.50%
Class C	1,000.00	1,014.10	11.17	2.20%
Class I	1,000.00	1,018.90	6.36	1.25%
Class R2	1,000.00	1,017.80	7.51	1.48%
Class R4	1,000.00	1,018.40	6.87	1.35%
Class R6	1,000.00	1,019.10	6.16	1.21%
Class NAV	1,000.00	1,019.10	6.16	1.21%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the period from June 16, 2015, commencement of operations, to October 31, 2015).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 88.5%		$323,638,332
(Cost $332,493,339)
Brazil 4.2%		15,310,525
Ambev SA, ADR	1,209,149	5,888,556
Cielo SA	196,000	1,860,562
Lojas Renner SA	512,500	2,458,725
Raia Drogasil SA	212,200	2,199,734
Ultrapar Participacoes SA	167,200	2,902,948
China 20.1%		73,395,775
3SBio, Inc. (I)(S)	4,319,500	4,869,283
Baidu, Inc., ADR (I)	45,308	8,493,891
Bank of China, Ltd., H Shares	7,923,000	3,736,181
China Merchants Bank Company, Ltd., H Shares	1,430,000	3,733,612
China Pacific Insurance Group Company, Ltd., H Shares	948,000	3,776,260
Hollysys Automation Technologies, Ltd., ADR	250,874	5,366,195
Huadian Fuxin Energy Corp., Ltd., H Shares	9,630,000	2,950,336
JD.com, Inc., ADR (I)	113,808	3,143,377
Lenovo Group, Ltd.	5,150,000	4,785,055
PetroChina Company, Ltd., H Shares	7,390,000	5,785,661
Ping An Insurance Group Company of China, Ltd., H Shares	2,003,000	11,243,340
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	4,952,000	3,419,182
Tencent Holdings, Ltd.	225,700	4,254,305
Vipshop Holdings, Ltd., ADR (I)	161,351	3,310,923
Zhuzhou CSR Times Electric Company, Ltd., H Shares	699,500	4,528,174
Hong Kong 13.4%		49,170,884
AIA Group, Ltd.	1,892,600	11,096,941
Beijing Enterprises Water Group, Ltd. (I)	5,546,000	4,392,554
Cheung Kong Property Holdings, Ltd.	821,500	5,748,152
China Gas Holdings, Ltd.	2,702,000	4,300,279
China Mobile, Ltd.	654,000	7,841,391
Dah Sing Banking Group, Ltd.	2,738,800	5,197,020
HKBN, Ltd. (I)	3,082,500	3,699,053
Hong Kong Exchanges and Clearing, Ltd.	263,500	6,895,494
India 8.7%		31,801,914
Housing Development Finance Corp., Ltd.	178,647	3,420,316
ICICI Bank, Ltd.	621,804	2,627,871
ICICI Bank, Ltd., ADR	303,056	2,612,343
Infosys, Ltd.	350,378	6,063,621
Larsen & Toubro, Ltd., GDR	172,416	3,689,702
Nestle India, Ltd.	46,041	4,356,625
Sun Pharmaceutical Industries, Ltd.	307,843	4,178,319

10SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Tata Motors, Ltd., ADR (I)	164,123	$4,853,117
Indonesia 2.3%		8,415,486
Bank Rakyat Indonesia Persero Tbk PT	6,135,400	4,695,766
Matahari Department Store Tbk PT	3,089,500	3,719,720
Luxembourg 0.8%		2,774,890
Luxoft Holding, Inc. (I)	41,640	2,774,890
Mexico 5.4%		19,788,734
El Puerto de Liverpool SAB de CV	192,500	2,681,840
Fomento Economico Mexicano SAB de CV	632,300	6,240,009
Grupo Aeroportuario del Sureste SAB de CV, B Shares	267,895	4,151,628
Grupo Financiero Banorte SAB de CV	504,700	2,701,971
Infraestructura Energetica Nova SAB de CV	835,000	4,013,286
Peru 1.3%		4,622,271
Credicorp, Ltd.	40,840	4,622,271
Philippines 3.0%		11,169,694
Ayala Corp.	325,290	5,411,923
Universal Robina Corp.	1,345,070	5,757,771
Russia 0.6%		2,098,398
Magnit PJSC, GDR	46,232	2,098,398
South Africa 7.6%		27,970,432
Discovery, Ltd.	466,115	4,977,011
FirstRand, Ltd.	1,096,110	4,016,520
Mondi PLC	153,701	3,554,189
Naspers, Ltd.	105,639	15,422,712
South Korea 8.8%		32,120,444
Hotel Shilla Company, Ltd.	44,649	4,291,986
Korea Electric Power Corp.	140,232	6,313,886
LG Household & Health Care, Ltd.	9,592	7,937,123
Samsung Fire & Marine Insurance Company, Ltd.	17,768	4,983,096
Samsung Life Insurance Company, Ltd.	38,241	3,651,184
SK Telecom Company, Ltd.	23,343	4,943,169
Taiwan 9.1%		33,203,836
Advanced Semiconductor Engineering, Inc.	4,612,000	5,324,346
Delta Electronics, Inc.	930,000	4,728,668
Fubon Financial Holding Company, Ltd.	2,082,000	3,365,182
Taiwan Semiconductor Manufacturing Company, Ltd.	1,514,000	6,379,495
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	369,031	8,103,921
Uni-President Enterprises Corp.	3,136,000	5,302,224

SEE NOTES TO FINANCIAL STATEMENTS11

			Shares	Value
Thailand 1.3%				$4,742,485
	Siam Cement PCL, NVDR		371,500	4,742,485
Turkey 0.4%				1,631,139
	Haci Omer Sabanci Holding AS		514,481	1,631,139
United Kingdom 1.5%				5,421,425
	Rio Tinto PLC		148,756	5,421,425
Preferred securities 7.4%				$27,013,552
(Cost $23,685,198)
Brazil 0.9%				3,325,699
	Itau Unibanco Holding SA		484,230	3,325,699
South Korea 6.5%				23,687,853
	Hyundai Motor Company		52,527	5,058,515
	Samsung Electronics Company, Ltd.		17,836	18,629,338
Investment companies 2.1%				$7,844,118
(Cost $8,467,150)
	The India Fund, Inc.		317,833	7,844,118
	Yield (%)		Shares	Value
Short-term investments 1.9%				$6,778,688
(Cost $6,778,688)
Money market funds 1.9%				6,778,688
JPMorgan U.S. Treasury Plus Money Market Fund	0.0000(Y	)	6,778,688	6,778,688
Total investments (Cost $371,424,375)† 99.9%				$365,274,690
Other assets and liabilities, net 0.1%				$233,268
Total net assets 100.0%				$365,507,958

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipt
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,869,283 or 1.3% of the fund's net assets as of 10-31-15.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $372,357,935. Net unrealized depreciation aggregated $7,083,245, of which $11,513,740 related to appreciated investment securities and $18,596,985 related to depreciated investment securities.

12SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $371,424,375)	$365,274,690
Foreign currency, at value (Cost $70,887)	70,970
Dividends receivable	104,389
Other receivables and prepaid expenses	138,032
Total assets	365,588,081
Liabilities
Payable to affiliates
Accounting and legal services fees	7,726
Transfer agent fees	32
Trustees' fees	215
Other liabilities and accrued expenses	72,150
Total liabilities	80,123
Net assets	$365,507,958
Net assets consist of
Paid-in capital	$377,231,113
Undistributed net investment income	437,314
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,010,683)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(6,149,786)
Net assets	$365,507,958

Net asset value per share
Based on net asset values and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($120,139 ÷ 13,366 shares)[1]	$8.99
Class C ($89,670 ÷ 10,000 shares)[1]	$8.97
Class I ($89,967 ÷ 10,000 shares)	$9.00
Class R2 ($89,891 ÷ 10,000 shares)	$8.99
Class R4 ($89,933 ÷ 10,000 shares)	$8.99
Class R6 ($89,981 ÷ 10,000 shares)	$9.00
Class NAV ($364,938,377 ÷ 40,568,338 shares)	$9.00
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$9.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS13

STATEMENT OF OPERATIONS  For the period ended 10-31-151

Investment income
Dividends	$1,755,400
Less foreign taxes withheld	(147,018)
Total investment income	1,608,382
Expenses
Investment management fees	926,962
Distribution and service fees	617
Accounting and legal services fees	19,895
Transfer agent fees	145
Trustees' fees	1,028
State registration fees	100
Printing and postage	354
Professional fees	41,462
Custodian fees	31,822
Registration and filing fees	50,623
Other	5,279
Total expenses	1,078,287
Less expense reductions	(6,845)
Net expenses	1,071,442
Net investment income	536,940
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(6,141,337)
(6,141,337)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(6,149,786)
(6,149,786)
Net realized and unrealized loss	(12,291,123)
Decrease in net assets from operations	($11,754,183)

1	Period from 6-16-15 (commencement of operations) to 10-31-15.

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-15[1]
Increase (decrease) in net assets
From operations
Net investment income	$536,940
Net realized loss	(6,141,337)
Change in net unrealized appreciation (depreciation)	(6,149,786)
Decrease in net assets resulting from operations	(11,754,183)
From fund share transactions	377,262,141
Total increase	365,507,958
Net assets
Beginning of year	—
End of year	$365,507,958
Undistributed net investment income	$437,314

1	Period from 6-16-15 (commencement of operations) to 10-31-15.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial highlights

Class A Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(1.02)
Total from investment operations	(1.01)
Net asset value, end of period	$8.99
Total return (%)[3,4]	(10.10	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	[7]
Expenses including reductions	1.50	[7]
Net investment income	0.44	[7]
Portfolio turnover (%)	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

Class C Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized loss on investments	(1.02)
Total from investment operations	(1.03)
Net asset value, end of period	$8.97
Total return (%)[3,4]	(10.30	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.35	[7]
Expenses including reductions	2.20	[7]
Net investment loss	(0.17	) [7]
Portfolio turnover (%)	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

16SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.00)
Net asset value, end of period	$9.00
Total return (%)[3]	(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	[6]
Expenses including reductions	1.25	[6]
Net investment income	0.78	[6]
Portfolio turnover (%)	17

-
1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

Class R2 Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.01)
Net asset value, end of period	$8.99
Total return (%)[3]	(10.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	[6]
Expenses including reductions	1.48	[6]
Net investment income	0.56	[6]
Portfolio turnover (%)	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS17

Class R4 Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.01)
Net asset value, end of period	$8.99
Total return (%)[3]	(10.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	[6]
Expenses including reductions	1.35	[6]
Net investment income	0.68	[6]
Portfolio turnover (%)	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

Class R6 Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.00)
Net asset value, end of period	$9.00
Total return (%)[3]	(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	[6]
Expenses including reductions	1.21	[6]
Net investment income	0.82	[6]
Portfolio turnover (%)	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized loss on investments	(1.02)
Total from investment operations	(1.00)
Net asset value, end of period	$9.00
Total return (%)[3]	(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$365
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[5]
Expenses including reductions	1.21	[5]
Net investment income	0.61	[5]
Portfolio turnover (%)	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund commenced operations on June 16, 2015.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

20

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Brazil	$15,310,525	$5,888,556	$9,421,969	—
China	73,395,775	20,314,386	53,081,389	—
Hong Kong	49,170,884	—	49,170,884	—
India	31,801,914	11,155,162	20,646,752	—
Indonesia	8,415,486	—	8,415,486	—
Luxembourg	2,774,890	2,774,890	—	—
Mexico	19,788,734	19,788,734	—	—
Peru	4,622,271	4,622,271	—	—
Philippines	11,169,694	—	11,169,694	—
Russia	2,098,398	—	2,098,398	—
South Africa	27,970,432	—	27,970,432	—
South Korea	32,120,444	—	32,120,444	—
Taiwan	33,203,836	8,103,921	25,099,915	—
Thailand	4,742,485	—	4,742,485	—
Turkey	1,631,139	—	1,631,139	—
United Kingdom	5,421,425	—	5,421,425	—
Preferred securities	27,013,552	—	27,013,552	—
Investment companies	7,844,118	7,844,118	—	—
Short-term investments	6,778,688	6,778,688	—	—
Total investments in securities	$365,274,690	$87,270,726	$278,003,964	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

21

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended October 31, 2015 were $408. For the period ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision will be required.

For federal income tax purposes, as of October 31, 2015, the fund has a short-term capital loss carryfoward of $5,077,123 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $437,314 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

22

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.05% of the first $500 million of the fund's average daily net assets; (b) 1.00% of the next $500 million of the fund's average daily net assets; (c) 0.95% of the fund's average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund's average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class A, Class C, Class I, Class R2 and Class R4 shares of the fund to the extent they exceed 1.50%, 2.20%, 1.25%, 1.60% and 1.35% of the class's average net assets, on an annualized basis. This limit excludes taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on annualized basis. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above for the period ended October 31, 2015, amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$52	Class R4	$11
Class C	50	Class R6	8
Class I	28	Class NAV	6,659
Class R2	3	Total	$6,811

23

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2015, were equivalent to a net annual effective rate of 1.04% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the for the period ended October 31, 2015, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $34 for Class R4 shares for the period ended October 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor. During the period ended October 31, 2015, there were no up-front sale charges received by the Distributor for Class A shares.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2015, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2015 were:

24

Class	Distribution and service fees	Transfer agent fees
Class A	$109	$47
Class C	338	44
Class I	—	39
Class R2	85	5
Class R4	85	5
Class R6	—	5
Total	$617	$145

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2015 was as follows:

		Period ended 10-31-15[1]
	Shares	Amount
Class A shares
Sold	13,366	$129,023
Net increase	13,366	$129,023
Class C shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class I shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R2 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R4 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R6 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class NAV shares
Sold	40,642,720	$377,274,271
Repurchased	(74,382)	(641,153)
Net increase	40,568,338	$376,633,118
Total net increase	40,631,704	$377,262,141

1 Period from 6-16-15 (commencement of operations) to 10-31-15.

Affiliates of the fund owned 75%, 100%, 100%, 100%, 100%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $411,862,268 and $41,115,320, respectively, for the period ended October 31, 2015.

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Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2015, funds within John Hancock group of funds complex held 99.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Growth Portfolio	35.5%
John Hancock Lifestyle Balanced Portfolio	26.8%
John Hancock Lifestyle Aggressive Portfolio	15.1%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Emerging Markets Equity Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period June 16, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $1,702,863. The fund intends to pass through foreign tax credits of $139,207.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on March 10-12, 2015, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Emerging Markets Equity Fund (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	an amendment to the subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, as applicable, performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account information with respect to the New Fund presented at their December 15-17, 2014 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that, on a regular basis, it receives and

29

reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the New Fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board also took into account that a composite of comparable accounts managed by the Subadvisor outperformed the New Fund's benchmark for the 1-year, 3-year, and since inception periods ended December 31, 2014.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and total net expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were higher than the peer group median. The Board also noted that the New Fund's anticipated total net expenses were below the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

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The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the New Fund, the Board:

(a)	considered the financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(d)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(e)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the New Fund's distributor will also receive Rule 12b-1 payments to support distribution of the New Fund;
(f)	noted that the Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(h)	noted that the subadvisory fees for the New Fund will be paid by Advisor; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services (to the Trust and other funds in the John Hancock family of funds);
(b)	the performance of comparable funds, as applicable, managed by the New Fund's Subadvisor; and
(c)	the proposed subadvisory fee for the New Fund.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(3)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

34

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

36

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

37

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

38

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
456A 10/15 12/15

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2015	October 31, 2014
John Hancock Balanced Fund	$38,208	$37,278
John Hancock Large Cap Equity Fund	34,749	38,896
John Hancock Disciplined Value International Fund[1]	49,560	—
John Hancock Small Cap Core Fund	32,182	33,191
John Hancock Seaport Fund	56,381	56,479
John Hancock Value Equity Fund	30,740	17,800
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	28,999	30,086
John Hancock Emerging Markets Equity Fund	37,248	—
Total	$308,067	$213,730

1 Changed year end from August 31 to October 31 in 2015.

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	October 31, 2015	October 31, 2014
John Hancock Balanced Fund	$594	$557
John Hancock Large Cap Equity Fund	594	557
John Hancock Disciplined International Value Fund[1]	594	—
John Hancock Small Cap Core Fund	594	—
John Hancock Seaport Fund	594	557
John Hancock Value Equity Fund	594	—
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	594	557

John Hancock Emerging Markets Equity Fund	594	—
Total	$4,752	$2,228

1 Changed year end from August 31 to October 31 in 2015.

In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $198,642 for the fiscal years ended October 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2015	October 31, 2014
John Hancock Balanced Fund	$3,500	$3,450
John Hancock Large Cap Equity Fund	3,500	3,450
John Hancock Disciplined International Value Fund[1]	4,000	—
John Hancock Small Cap Core Fund	3,500	3,450
John Hancock Seaport Fund	3,500	3,450
John Hancock Value Equity Fund	3,500	3,450
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	3,500	3,450
John Hancock Emerging Markets Equity Fund	3,500	—
Total	$28,500	$20,700

1 Changed year end from August 31 to October 31 in 2015.

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2015 and 2014 amounted to the following:

Fund	October 31, 2015	October 31, 2014
John Hancock Balanced Fund	$4,415	$1,133
John Hancock Large Cap Equity Fund	1,715	481
John Hancock Disciplined International Value Fund[1]	215	—
John Hancock Small Cap Core Fund	119	24
John Hancock Seaport Fund	215	122
John Hancock Value Equity Fund	215	24
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	215	122
John Hancock Emerging Markets Equity Fund	119	—
Total	$7,228	$1,906

1 Changed year end from August 31 to October 31 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2015 and 2014 amounted to the following:

Trust	October 31, 2015	October 31, 2014
John Hancock Investment Trust	$7,157,379	$5,636,080

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:

/s/ Andrew Arnott

------------------------------

Andrew Arnott

President

Date: December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

-------------------------------

Andrew Arnott

President

Date: December 17, 2015

By:

/s/ Charles A. Rizzo

--------------------------------

Charles A. Rizzo

Chief Financial Officer

Date: December 17, 2015